                                                      Registration Nos. 33-70116
                                                                        811-8036
As filed with the Securities and Exchange Commission on February 29, 1996
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                          Post-Effective Amendment No.           7
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                  Amendment No.                  9
                        (Check appropriate box or boxes)

                       THE OFFITBANK INVESTMENT FUND, INC.
               (Exact name of Registrant as specified in charter)
                                 237 Park Avenue
                            New York, New York  10017
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including Area Code: (800) 845-8406
                  --------------------------------------------

                              Wallace Mathai-Davis
                             Secretary and Treasurer
                       The OFFITBANK Investment Fund, Inc.
                                 237 Park Avenue
                            New York, New York  10017
                            -------------------------
                     (Name and Address of Agent for Service)

                                 with a copy to:
                              Gary S. Schpero, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                          New York, New York 10017-3954
                                 (212) 455-2000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)

     / / immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)
     /X/ 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)(1)
     / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of rule 485

     If appropriate, check the following box:

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously filed a declaration of registration of an indefinite number of shares of Capital Stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. Registrant's 24f-2 Notice for the fiscal year ended December 31, 1995 was filed on February 26, 1996.

     EXPLANATORY NOTE: THIS AMENDMENT TO THE REGISTRATION STATEMENT CONTAINS TWO FORMS OF PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. THE FIRST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION RELATE TO OFFITBANK HIGH YIELD FUND, OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND, OFFITBANK GLOBAL CONVERTIBLE FUND, OFFITBANK EMERGING MARKETS FUND AND OFFITBANK LATIN AMERICA TOTAL RETURN FUND. THE SECOND RELATE TO OFFITBANK NATIONAL MUNICIPAL FUND, OFFITBANK CALIFORNIA MUNICIPAL FUND AND OFFITBANK NEW YORK MUNICIPAL FUND.

                       THE OFFITBANK INVESTMENT FUND, INC.

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        Under the Securities Act of 1933


N-1A Item No.       Location
-------------       --------

Part A              Prospectus Caption
------              ------------------

Item 1.   Cover Page . . . . . . . .    Cover Page

Item 2.   Synopsis . . . . . . . . .    Prospectus Summary; Expense Information

Item 3.   Condensed Financial
          Information. . . . . . . .    Financial Highlights

Item 4.   General Description of
          Registrant . . . . . . . .    Prospectus Summary; Investment
                                        Objectives and Policies; Other
                                        Investment Policies and Risks; Special
                                        Risk Considerations; The Transfer;
                                        Limiting Investment Risks; Additional
                                        Information; Appendix A; Appendix B

Item 5.   Management of the Fund . .    Management;Fund Expenses

Item 5A.  Management's Discussion
          of Fund Performance. . . .    Not Applicable

Item 6.   Capital Stock and Other
          Securities . . . . . . . .    Dividends and Distributions; Taxes;
                                        Additional Information; Reports to
                                        Shareholders

Item 7.   Purchase of Securities
          Being Offered. . . . . . .    Management; Purchase of Shares; Net
                                        Asset Value

Item 8.   Redemption or Repurchase .    Redemption of Shares; Shareholder
                                        Services

Item 9.   Legal Proceedings. . . . .    Not Applicable

                                        Statement of Additional
Part B                                  Information Caption
------                                  -------------------------------

Item 10.  Cover Page . . . . . . . .    Cover Page

Item 11.  Table of Contents. . . . .    Table of Contents

Item 12.  General Information and
          History. . . . . . . . . .    Not Applicable

Item 13.  Investment Objectives and
          Policies . . . . . . . . .    Additional Information on Portfolio
                                        Instruments; Additional Risk
                                        Considerations; Investment Limitations

Item 14.  Management of the
          Registrant . . . . . . . .    Management of the Fund

Item 15.  Control Persons and
          Principal Holders of
          Securities . . . . . . . .    General Information

Item 16.  Investment Advisory and
          Other Services . . . . . .    Management of the Fund

Item 17.  Brokerage Allocation . . .    Portfolio Transactions

Item 18.  Capital Stock and Other
          Securities . . . . . . . .    General Information

Item 19.  Purchase, Redemption and
          Pricing of Securities
          Being Offered. . . . . . .    Management; Purchase of Shares;
                                        Redemption of Shares; Shareholder
                                        Services

Item 20.  Tax Status . . . . . . . .    Additional Information Concerning Taxes

Item 21.  Underwriters . . . . . . .    Distributor

Item 22.  Calculation of
          Performance Data . . . . .    Performance Information

Item 23.  Financial Statements . . .    Report of Independent Accountants;
                                        Financial Statements

Part C
------
          Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A

                  -------------------------------------------

                           OFFITBANK High Yield Fund

                        OFFITBANK Emerging Markets Fund

                  OFFITBANK Investment Grade Global Debt Fund

                       OFFITBANK Global Convertible Fund

                   OFFITBANK Latin America Total Return Fund

                          ---------------------------

                                   PROSPECTUS


                                 APRIL 29, 1996

          THE


                                              [LOGO]

           INVESTMENT FUND, INC.

                  -------------------------------------------

  The OFFITBANK Investment Fund, Inc. currently intends to offer eight no-load mutual funds designed to meet a variety of investment objectives.

                  INVESTORS LOOKING TO BROADEN THE INVESTMENT
                 EXPOSURE IN THEIR PORTFOLIOS SHOULD CONSIDER:

                                High Yield Fund
                             Emerging Markets Fund
                       Investment Grade Global Debt Fund
                            Global Convertible Fund
                        Latin America Total Return Fund

     INVESTORS SEEKING TO MAXIMIZE AFTER-TAX TOTAL RETURNS SHOULD CONSIDER:

                            National Municipal Fund
                           California Municipal Fund
                            New York Municipal Fund

   For more complete information on any of the OFFITBANK Funds listed above, refer to the Fund's prospectus.

                  -------------------------------------------

                 The text above is not part of the Prospectus.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS
THE              INVESTMENT FUND, INC.
------------------------------------------------
INVESTMENT PORTFOLIOS:
                HIGH YIELD FUND
                    EMERGING MARKETS FUND
                          INVESTMENT GRADE GLOBAL DEBT FUND
                                GLOBAL CONVERTIBLE FUND
                                      LATIN AMERICA TOTAL RETURN FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    The OFFITBANK Investment Fund, Inc. (the "Company") is an open-end, management investment company that currently intends to offer eight separate, no-load, non-diversified investment portfolios which each have a different investment objective. This Prospectus relates to the following five portfolios (each a "Fund"), each of which offers two classes of shares, Select Shares and Advisor Shares:


    The OFFITBANK HIGH YIELD FUND'S primary investment objective is high current income. Capital appreciation is a secondary objective.

    The OFFITBANK EMERGING MARKETS FUND'S investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

    The OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND'S investment objective is to achieve a competitive fixed-income total return.

    The OFFITBANK GLOBAL CONVERTIBLE FUND'S investment objective is to maximize total return from a combination of capital appreciation and investment income.

    The OFFITBANK LATIN AMERICA TOTAL RETURN FUND'S investment objective is to maximize total investment return from a combination of capital appreciation and current income.


    Select Shares may be purchased from and redeemed through the Company's distributor. Advisor Shares must be purchased or redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of shares. Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund or for shares of the same class of other portfolios of the Company not covered by this Prospectus. The investment objectives of these other portfolios are described below. Information about these portfolios is contained in a separate Prospectus and Statement of Additional Information, each dated April 29, 1996 and each of which is available from OFFITBANK without charge by calling 1-800-618-9510.


    The OFFITBANK NATIONAL MUNICIPAL FUND'S investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk.

    The OFFITBANK CALIFORNIA MUNICIPAL FUND'S investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.

    The OFFITBANK NEW YORK MUNICIPAL FUND'S investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.

    EACH FUND MAY INVEST IN HIGH YIELD, HIGH RISK DEBT SECURITIES WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Funds' investment objectives will be achieved.

    OFFITBANK serves as the Funds' investment adviser (the "Adviser"). The Adviser is a New York State chartered trust company which currently manages in excess of $6.5 billion in assets principally invested in global fixed income securities.

    The address of the Company is 237 Park Avenue, Suite 910, New York, New York 10017. Yield and other information regarding the Funds may be obtained by calling the Company at 1-800-618-9510.


    This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information dated April 29, 1996, as it may be amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. INVESTORS ARE ADVISED THAT SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATES OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING.

                        --------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                        --------------------------------


April 29, 1996

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................     3
Expense Information.........................................     7
Financial Highlights........................................    10
Investment Objectives and Policies..........................    11
Other Investment Policies...................................    16
Special Risk Considerations.................................    23
Limiting Investment Risks...................................    32
Management..................................................    33
Dividends and Distributions.................................    35
Purchase of Shares..........................................    36
Redemption of Shares........................................    37
Shareholder Services........................................    40
Net Asset Value.............................................    40
Taxes.......................................................    41
Performance Information.....................................    43
The Transfer................................................    43
Additional Information......................................    44
Reports to Shareholders.....................................    45
Appendix A..................................................   A-1
Appendix B..................................................   B-1


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               PROSPECTUS SUMMARY

WHAT ARE THE FUNDS?


OFFITBANK High Yield Fund (the "High Yield Fund"), OFFITBANK Emerging Markets Fund (the "Emerging Markets Fund"), OFFITBANK Investment Grade Global Debt Fund (the "Global Debt Fund"), OFFITBANK Global Convertible Fund (the "Global Convertible Fund") and OFFITBANK Latin America Total Return Fund (the "Latin America Total Return Fund") (each a "Fund" and, collectively, the "Funds") are no-load, separate, non-diversified investment portfolios of The OFFITBANK Investment Fund, Inc. (the "Company"), an open-end management investment company incorporated in Maryland on September 8, 1993. Each Fund offers two classes of shares, Select Shares and Advisor Shares. See "What Classes of Shares does each Fund Offer?", below. As of the date of this Prospectus, the Global Debt and Global Convertible Funds have not yet commenced investment operations. The Company is not authorized to engage in the business of banking.


WHAT ARE THE FUNDS' OBJECTIVES AND POLICIES?

The HIGH YIELD FUND'S primary investment objective is high current income. Capital appreciation is a secondary objective. The High Yield Fund invests, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities rated below investment grade, offering potential returns that are sufficiently high to justify the greater investment risks.

The EMERGING MARKETS FUND'S investment objective is to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Emerging Markets Fund will invest at least 80% of its total assets in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities. See "Limiting Investment Risks".

The GLOBAL DEBT FUND'S investment objective is to achieve a competitive fixed income total investment return. Total investment return is the combination of income and changes in value. Under normal circumstances, the Global Debt Fund invests at least 75% of its total assets in a wide range of investment grade debt securities issued anywhere in the world, including the United States, and denominated in any currency, including U.S. dollars. Up to 25% of the Fund's total assets may be invested in below investment grade debt securities.

The GLOBAL CONVERTIBLE FUND'S investment objective is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. The Fund may invest anywhere in the world, including the United States, and its investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's assets may be invested in below investment grade debt securities.

The LATIN AMERICA TOTAL RETURN FUND'S investment objective is to maximize total investment return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a combination of equity securities and debt securities (including convertible debt securities) of Latin American issuers (as defined in this Prospectus). While the relative portion of the Fund's total assets allocated between equity and debt securities of Latin American issuers will vary from time to time, depending on market conditions and investment opportunities, the Fund does not intend to invest more than 80% of its total assets in either asset class of securities at any one time.

WHO IS THE FUNDS' INVESTMENT ADVISER?

OFFITBANK (the "Adviser"), a New York State chartered trust company, provides investment advisory services to the Funds. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in global asset management and offers its clients a complete range of investments in capital markets throughout the world. The Adviser currently manages in excess of $6.5 billion in assets principally invested in global fixed income securities and serves as investment adviser to sixteen registered investment companies (or portfolios thereof). For its services as investment adviser, the Adviser is entitled to receive from each Fund a monthly fee based upon the average daily net assets of such Fund at the following annual rates: .85% for the first $200,000,000 of assets and .75% for amounts in excess thereof in the case of the High Yield Fund; 90% for the first $200,000,000 of assets and .80% for amounts in excess thereof in the case of the Emerging Markets Fund; .80% for the first $200,000,000 of assets and .70% for amounts in excess thereof in the case of the Global Debt Fund; .90% in the case of the Global Convertible Fund and 1.00% in the case of the Latin America Total Return Fund. The investment advisory fee for each Fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have similar investment strategies. See "Management".


WHAT CLASSES OF SHARES DOES EACH FUND OFFER?



As of             ,  1996, shares of any  Fund outstanding were reclassified  as
"Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares" in addition to Select Shares. Select Shares and Advisor Shares have different expense levels. See "Expense Information".


HOW DO YOU PURCHASE AND REDEEM SHARES OF THE FUNDS?


Select Shares of the Funds may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc., at the next determined net asset value per share. The minimum initial investment for Select Shares of each of the Funds is $250,000. The minimum for subsequent investments for Select Shares of each Fund is $10,000.



Advisor Shares must be purchased through a Shareholder Servicing Agent. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time.



The Company's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares". Each Fund has adopted a Plan of Distribution which permits the reimbursement by such Fund of distribution expenses with respect to each class of shares of the Fund on an annual basis. See "Management--Distributor".



Each Fund redeems shares on any business day at the next determined net asset value. There is no redemption fee charged by the Fund. The redemption price may be more or less than the purchase price. Advisor Shares must be redeemed through a Shareholder Servicing Agent. See "Redemption of Shares".


WHEN DO THE FUNDS PAY DIVIDENDS AND MAKE DISTRIBUTIONS?


The High Yield and Global Debt Funds intend to declare dividends daily and pay dividends monthly, the Emerging Markets and Latin America Total Return Funds intend to declare dividends daily and pay dividends quarterly and the Global Convertible Fund intends to declare and pay dividends quarterly. Shareholders of each Fund will receive dividends in additional Fund shares of the same class or may elect to receive cash. It is anticipated that the expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ. See "Dividends and Distributions".


WHAT ARE THE SPECIAL RISK CONSIDERATIONS FOR INVESTORS IN THE FUNDS?

SHARE PRICE FLUCTUATIONS. Each Fund's net asset value and its share price will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of the securities held by each Fund generally fluctuates, to varying degrees, based on, among other things, (1) interest rate movements and, for debt securities, their duration, (2) changes in the actual and perceived creditworthiness of the issuers of such securities, (3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (6) factors affecting the issuer directly, such as management changes or labor relations.


NON-U.S. ISSUERS. Individual foreign economies in general and those of Latin American and other emerging market countries in particular may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. A Fund's investments in foreign securities generally involve certain special risks and considerations not typically associated with investments in U.S. securities, including risks relating to (i) economic, political and social factors; (ii) more substantial government involvement in the economy; (iii) restrictions on foreign investment and repatriation of capital; (iv) foreign exchange matters, including fluctuations in the rate of exchange between the dollar and the applicable foreign currency, exchange control regulations and costs associated with conversion of investment principal and income from one currency to another;
(v) higher rates of inflation; and (vi) differences between the securities markets of the United States and those in other countries. Factors contributing to differences between the securities markets of the United States and those in other countries include greater price volatility, less liquidity and smaller market capitalization of the securities markets, the fact that a relatively small number of companies may represent a substantial portion of market capitalization, delays or other material difficulties in connection with clearance and settlement of securities transactions, the lack of sufficient capital to expand market operations, the possibility of permanent or temporary termination of trading, greater spreads between bid and ask prices for securities and the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements, such that certain material disclosures may not be made and less information may be available to investors investing in non-U.S. securities than to investors investing in U.S. securities, and less government supervision and regulation. See "Special Risk Considerations--Securities of Non-U.S. Issuers".

A Fund's participation in the currency, options and futures markets involves certain risks and transaction costs. Each of these risks generally is greater for investments in Latin America and emerging markets because of the special risks associated with investing in such markets. An investment in the Emerging Markets, Global Convertible and Latin America Total Return Funds, and to the extent they invest in emerging markets securities, the High Yield and Global Debt Funds, should be considered speculative. Certain foreign countries may impose withholding taxes on income earned and/or gains realized by the Funds in connection with investments in such countries.

SOVEREIGN DEBT. Certain Funds may also invest in sovereign debt of emerging markets countries, including "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. These securities involve a high degree of risk because the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt securities in which the Funds will invest are widely considered to have a credit quality below investment grade. As a result, such securities may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

CONVERTIBLE SECURITIES. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates and the yield of similar non-convertible securities, with investment value declining as interest rates increase and increasing as interest rates decline. The conversion value of a convertible security is influenced by changes in the market price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value, and the convertible security may sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. If no capital appreciation occurs on the underlying common stock, this premium may not be fully recovered.

As a result of the conversion feature, the interest rate or dividend preference on a convertible security, while generally offering a yield greater than that on the underlying common stock, is generally less than it would be if the security was not convertible. In addition, although the Adviser believes that convertible securities available in the market generally contain provisions adequate to protect the value of the securities from dilution, in the absence of adequate anti-dilution provisions dilution in the value of a Fund's holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding equity securities.

HIGH YIELD, HIGH RISK DEBT SECURITIES. All or a substantial portion of the securities purchased by the High Yield, Emerging Markets, Global Convertible and Latin America Total Return Funds, and, at the time of investment, up to 25% of the total assets of the Global Debt Fund, may be high yield, high risk debt securities. Investment by the Funds in such securities involves a high degree of credit risk. Such investments are regarded as speculative by the major rating agencies.

NON-DIVERSIFIED FUNDS. Each Fund normally invests in a substantial number of issuers; however, each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and the value of its shares may fluctuate more than the shares of a diversified fund.

OTHER INVESTMENT POLICIES. In addition, prospective investors in the Funds should consider the following factors: (1) each Fund may invest in repurchase agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;
(2) each Fund may lend its investment securities, which entails a risk of loss should the borrower fail financially; (3) each Fund may purchase securities on a when-issued basis, which may decline or appreciate in market value prior to their actual delivery to the Fund; (4) each Fund may invest a portion of its assets in various types of derivative instruments (including futures contracts, options on futures contracts and options on securities, currencies and indices), which entail certain costs and risks including imperfect correlation between the value of the security being hedged and the value of the particular derivative instrument, and the risk that a Fund could not close out a position in such a derivative instrument when it would be most advantageous to do so; (5) each Fund may invest in mortgage-backed and/or asset-backed securities, the value of which may be highly sensitive to interest rate changes; (6) each Fund may invest in structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency, all of which generally are subject to greater volatility than an investment directly in the underlying market or security; and (7) certain Funds may borrow money from banks, a speculative technique known as leveraging.

See "Special Risk Considerations" for additional information regarding certain risks associated with investment in the Funds.

                              EXPENSE INFORMATION


    The   following  Expense  Summary  lists  the  costs  and  expenses  that  a shareholder can expect to incur as an investor in Select Shares or Advisor Shares of each Fund.


EXPENSE SUMMARY

                                                                                                SELECT       ADVISOR
                                                                                                SHARES       SHARES
                                                                                              -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price).................       None         None
Sales Load Imposed on Reinvested Dividends..................................................       None         None
Redemption Fee..............................................................................       None         None
Exchange Fee................................................................................       None         None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                                                                                SELECT       ADVISOR
FUND                                                                                            SHARES       SHARES
--------------------------------------------------------------------------------------------  -----------  -----------
HIGH YIELD FUND
  Advisory Fee..............................................................................       0.80%        0.80%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.25%
  Other Expenses (after waivers)***.........................................................       0.25%        0.35%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers)+............................................       1.05%        1.40%
                                                                                                  -----        -----
                                                                                                  -----        -----
EMERGING MARKETS FUND
  Advisory Fee..............................................................................       0.90%        0.90%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.25%
  Other Expenses (after waivers)***.........................................................       0.60%        0.70%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers)+............................................       1.50%        1.85%
                                                                                                  -----        -----
                                                                                                  -----        -----
GLOBAL DEBT FUND
  Advisory Fee (after waiver)*..............................................................       0.36%        0.36%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.25%
  Other Expenses (estimated, after waivers)***..............................................       0.94%        1.04%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers)+............................................       1.30%        1.65%
                                                                                                  -----        -----
                                                                                                  -----        -----
GLOBAL CONVERTIBLE FUND
  Advisory Fee (after waiver)*..............................................................       0.70%        0.70%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.25%
  Other Expenses (estimated, after waivers)***..............................................       0.80%        0.90%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers)+............................................       1.50%        1.85%
                                                                                                  -----        -----
                                                                                                  -----        -----
LATIN AMERICA TOTAL RETURN FUND
  Advisory Fee (after waiver)*..............................................................       0.00%        0.00%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.25%
  Other Expenses (estimated, after waivers)***..............................................       2.00%        2.10%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers)+............................................       2.00%        2.35%
                                                                                                  -----        -----
                                                                                                  -----        -----


--------------

  * Reflects voluntary waivers of advisory fees for the Global Debt, Global Convertible and Latin America Total Return Funds. The Adviser has agreed to voluntarily waive all or a portion of its advisory fee to the extent necessary to maintain the Total Fund Operating Expenses for the Global Debt, Global Convertible and Latin America Total Return Funds at the levels set forth in the table above. Absent such voluntary waivers, the ratio of advisory fees to average net assets would be 0.80% for the Global Debt Fund, 0.90% for the Global Convertible Fund and 1.00% for the Latin America Total Return Fund.

 ** Each Fund is authorized to spend, with respect to each class of its shares, up to 0.25% of net assets annually in accordance with a Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of shares. However, the Distributor has waived its right to seek reimbursement under the Plan of Distribution with respect to the Select Shares for a period of one year from the date of this Prospectus. See "Management--Distributor".



*** As of the date  of this Prospectus, the  Global Debt and Global  Convertible
    Funds had not commenced investment operations. In addition, the Latin America Total Return Fund commenced investment operations on February 12, 1996. The amounts set forth for "Other Expenses" for these Funds are therefore based on estimates for the current fiscal year, after giving effect to voluntary waivers of administration fees, which are expected to be in effect for a period of one year from the date of this Prospectus. "Other Expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges. Absent the aforementioned waivers, the ratio of "Other Expenses" to average net assets would be (i) 0.33% and 0.43% for the Select Shares and Advisor Shares, respectively, of the High Yield Fund, (ii) 0.68% and 0.78% for the Select Shares and Advisor Shares, respectively, of the Emerging Markets Fund, (iii) 1.09% and 1.19% for the Select Shares and Advisor Shares, respectively, of the Global Debt Fund, (iv) 0.95% and 1.05% for the Select Shares and Advisor Shares, respectively, of the Global Convertible Fund and
    (v) 2.15% and 2.25% for the Select Shares and Advisor Shares, respectively, of the Latin America Total Return Fund.



  + Absent  the voluntary  waivers referred to  above, the ratio  of "Total Fund
    Operating Expenses" to average net assets would be (i) 1.38% and 1.48% for the Select Shares and Advisor Shares, respectively, of the High Yield Fund,
    (ii) 1.83% and 1.93% for the Select Shares and Advisor Shares, respectively, of the Emerging Markets Fund, (iii) 2.14% and 2.24% for the Select Shares and Advisor Shares, respectively, of the Global Debt Fund, (iv) 2.10% and 2.20% for the Select Shares and Advisor Shares, respectively, of the Global Convertible Fund and (v) 3.40% and 3.50% for the Select Shares and Advisor Shares, respectively, of the Latin America Total Return Fund.


For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and "Management" and "Distributor" in the Statement of Additional Information.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                                                                                            LATIN
                                                                                                                           AMERICA
                           HIGH                    EMERGING                   GLOBAL                    GLOBAL              TOTAL
                        YIELD FUND               MARKETS FUND               DEBT FUND              CONVERTIBLE FUND      RETURN FUND
                 ------------------------  ------------------------  ------------------------  ------------------------  -----------
                   SELECT       ADVISOR      SELECT       ADVISOR      SELECT       ADVISOR      SELECT       ADVISOR      SELECT
                   SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES
                 -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
1 year.........   $      11    $      14    $      15    $      11    $      13    $      17    $      15    $      19    $      20
3 years........   $      33    $      44    $      47    $      58    $      41    $      52    $      47    $      58    $      63
5 years........   $      58    $      77    $      82    $     100           --           --           --           --           --
10 years.......   $     128    $     168    $     179    $     217           --           --           --           --           --


                   ADVISOR
                   SHARES
                 -----------
1 year.........   $      24
3 years........   $      73
5 years........          --
10 years.......          --


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND RATE OF RETURN, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, each Fund's actual performance will vary and may result in actual returns that are greater or less than 5%. The foregoing table has not been audited by the Funds' independent accountants.

Long-term shareholders in mutual funds with Rule 12b-1 fees may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS


The table below sets forth per-share data for a share of capital stock outstanding of the High Yield and Emerging Markets Funds, respectively, and other selected information for the year ended December 31, 1995 and the period from commencement of investment operations of each Fund to December 31, 1994. The information presented below for the periods ended December 31, 1995 and December 31, 1994, has been audited by Price Waterhouse LLP, the Company's independent accountants, whose unqualified opinion thereon is included in the Company's Annual Report and in the Statement of Additional Information, which are both available upon request and without charge. The information below should be read in conjunction with the financial statements and the related notes thereto, which are also contained in the Statement of Additional Information. Further information about the Company's performance is contained in its Annual Report. Financial highlights are not presented for Advisor Shares since no such shares were outstanding during the periods presented. As of the close of
business on                ,  1996, all existing  shares of the  High Yield  and
Emerging Markets Funds were reclassified as "Select Shares".



                                                               HIGH YIELD FUND                EMERGING MARKETS FUND
                                                       --------------------------------  --------------------------------
                                                           FOR THE                           FOR THE
                                                            YEAR            FOR THE           YEAR            FOR THE
                                                            ENDED        PERIOD ENDED         ENDED        PERIOD ENDED
                                                        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                            1995             1994*            1995             1994*
                                                       ---------------  ---------------  ---------------  ---------------
SELECTED PER-SHARE DATA:
Net Asset Value, Beginning of Period.................  $    9.25        $   10.00        $    8.84        $   10.00
                                                       ---------------  ---------------    -------          -------
Income (loss) from investment operations
  Net investment income..............................       0.90             0.72             0.90             0.81
  Net realized and unrealized gains (losses).........       0.67            (0.75)            1.07            (1.16)
                                                       ---------------  ---------------    -------          -------
    Total from investment operations.................       1.57            (0.03)            1.97            (0.35)
                                                       ---------------  ---------------    -------          -------
Less dividends and distributions
  Dividends (from net investment income).............      (0.89)           (0.72)           (0.60)           (0.81)
  Distributions (from realized gains)................      (0.01)              --               --               --
  Return of Capital..................................         --               --            (0.30)              --
                                                       ---------------  ---------------    -------          -------
    Total dividends and distributions................      (0.90)           (0.72)           (0.90)           (0.81)
                                                       ---------------  ---------------    -------          -------
Net Asset Value, End of Period.......................  $    9.92        $    9.25        $    9.91        $    8.84
                                                       ---------------  ---------------    -------          -------
                                                       ---------------  ---------------    -------          -------
Total Return+........................................      17.72%          (-0.27)%          23.38           (-3.82)%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)...........  $ 479,090        $ 222,317        $  49,250        $  28,117
  Ratio of Expenses to Average Net Assets............       1.05%(2)         1.14%(1)(2)      1.50%(2)         1.50%(1)(2)
  Ratio of Net Income to Average Net Assets..........       9.38%            8.97%(1)         9.97%           10.39%(1)
  Portfolio Turnover Rate............................         34%              42%              60%              47%



------------------

* The High Yield Fund and the Emerging Markets Fund commenced operations as a registered investment company on March 2, 1994 and March 8, 1994, respectively.



+ Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.


(1)  Annualized.


(2) Reflects voluntary waivers of fees and reimbursement of expenses. Without such waivers and reimbursements, the ratios of expenses to average net assets would have been 1.13% and 1.22% for the High Yield Fund for the periods ended December 31, 1995, and December 31, 1994, respectively, and 1.73% and 1.80% for the Emerging Markets Fund for the periods ended December 31, 1995, and December 31, 1994, respectively.



This table does not include information with respect to the Global Debt, Global Convertible and Latin America Total Return Funds. As of December 31, 1995, these Funds had not yet commenced investment operations.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of the Funds are set forth below. The investment objective of each Fund is fundamental and may not be changed without the affirmative vote of a majority of its outstanding shares. Of course, there can be no assurance that these objectives will be achieved.

OFFITBANK HIGH YIELD FUND

    The High Yield Fund's primary investment objective is high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment. In addition, the Fund seeks to invest in debt securities which are (i) "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk, (ii) judged by the Adviser to be more creditworthy than generally perceived in the marketplace, or (iii) issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. The Fund seeks capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgment of the Adviser, to be improving. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

    Securities offering the high yield and appreciation potential characteristics that the High Yield Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Adviser attempts to identify securities the underlying fundamentals of which are improving or are sufficiently strong to sustain the issuer. The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization or may be in default or arrears.

    In selecting a security for investment by the High Yield Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity, (ii) the balance sheet and capital structure of the issuer, (iii) the market price of the security relative to its face value, (iv) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Duff & Phelps Credit Rating Co. ("D&P"), (v) the variety of issuers and industries represented in the Fund's portfolio, and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser is free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

    The High Yield Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer has been operating in its current form for a considerable period of time. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.

    The higher yields sought by the High Yield Fund are generally obtainable from non-investment grade securities (I.E., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing or in default when purchased. See "Special Risk Considerations--High Yield, High Risk Debt Securities".

    Although the High Yield Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt, municipal securities and mortgage-backed debt having many of the characteristics of its corporate portfolio. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest, or principal.

OFFITBANK EMERGING MARKETS FUND

    The investment objective of the Emerging Markets Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will be invested in at least three different countries. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country, in order to take advantage of what the Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. The Fund's investments may be denominated in any currency, including U.S. dollars. See "Limiting Investment Risks".

    The Emerging Markets Fund seeks to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.

    An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security (a) of an issuer organized or with more than 50% of its business activities in such emerging market country,
(b) denominated in such country's currency or with a primary trading market in such emerging market country, (c) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country, or (d) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Special Risk Considerations--Securities of Non-U.S. Issuers" and "--High Yield, High Risk Debt Securities".

    In selecting particular debt instruments for the Emerging Markets Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities
(I.E., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing securities or securities in default when purchased. See "Special Risk Considerations--High Yield, High Risk Debt Securities".

    The Emerging Markets Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities deriving from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depositary Receipts, European Depositary Receipts and interests in investment companies.

OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND

    The Global Debt Fund's investment objective is to achieve a competitive fixed income total investment return combining capital appreciation and current income. The Global Debt Fund will invest in an actively managed portfolio consisting primarily of investment grade debt securities issued by issuers located anywhere in the world, including the United States and denominated in any currency, including U.S. dollars. Under normal circumstances, at least 75% of the Fund's total assets will be invested in investment grade debt securities, or if unrated, of comparable quality in the judgment of the Adviser. Up to 25% of the Fund's total assets may be invested in debt securities rated below investment grade, or if unrated, of comparable quality in the judgment of the Adviser. Debt securities rated below investment grade are high yield, high risk securities and may include non-performing securities or securities in default. The asset mix will be selected to take advantage of inter- and intra-market yield spreads, market sector opportunities, and potential currency appreciation consistent with the Fund's total investment return objective. See "Limiting Investment Risks".

    The Global Debt Fund intends to invest in a wide range of debt securities including, but not limited to, bonds, convertible securities, debentures, notes, commercial paper, mortgage-backed securities, asset-backed securities, loan participations and assignments, certificates of deposit and cash equivalents. The issuers of such securities may be corporations, supranational agencies, or governments, including their political subdivisions, agencies, or instrumentalities. The percentage of the Fund's total assets in any particular currency, including the U.S. dollar, will vary depending upon the economics of the respective countries, trade flows, capital market trends, yield spreads and political risks, among other factors.

    Although the Global Debt Fund is not limited to any region, country or currency, the Adviser currently expects to invest the Fund's assets primarily within the major markets of Europe, Asia, Australia, Canada, Latin America and the United States, and in securities denominated in the currencies of those countries or regions or denominated in multinational currency units such as the European Currency Unit. Under normal circumstances, the Fund will be invested in at least three different countries, one of which may be the United States. Subject to the requirement that the Fund may not invest 25% or more of its total assets in obligations issued by the government of any one country, its agencies or instrumentalities (other than the United States), there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country. The Fund's investments may be denominated in any currency, including U.S. dollars. Under normal circumstances, the Fund will invest at least 65% of its total assets in non-U.S. dollar-denominated securities. The Fund also may invest up to 15% of its total assets in sovereign and corporate debt securities of emerging market countries that are rated below investment grade or if unrated, of comparable quality in the judgment of the Adviser.

    The following factors, among others, will be considered by the Adviser in selecting portfolio securities for the Global Debt Fund: (i) the quality of the debt securities and specifically, whether such securities are rated at least BBB by S&P or D&P, or Baa by Moody's, or if unrated, are of comparable quality as determined by the Adviser; (ii) the yield relative to other debt securities of comparable quality and maturity in the same currency; (iii) the likelihood, in the opinion of the Adviser, that the currencies in which the debt securities are payable will strengthen against other currencies in the intermediate term, taking into account the yield and price of such securities in each particular currency; (iv) the diversification of the portfolio, taking into account the availability in the market of securities of international issuers which meet the Fund's quality, rating, yield and price criteria; and (v) whether any foreign withholding taxes are applicable with respect to the securities. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. The Adviser will be free to invest in debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

    The Global Debt Fund will purchase securities denominated in the currency of countries where the Adviser believes that the interest rate environment, as well as the general economic climate, provide investment opportunities consistent with the Fund's total investment return objective. Investments are evaluated primarily on the strength of the issuer, the relevant currency and the interest rate climate of the particular country. Currency is judged on the basis of fundamental economic criteria (E.G., inflation levels and trends, growth rate forecasts, balance of payment status and economic policies) as well as technical and political data. In addition, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

OFFITBANK GLOBAL CONVERTIBLE FUND

    The investment objective of the Global Convertible Fund is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% in synthetic convertible securities. All or a portion of the Fund's total assets may be invested in below investment grade debt securities. Under normal circumstances, the Fund will be invested in at least three different countries, one of which may be the United States. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country. The Fund's investments may be denominated in any currency, including U.S. dollars.

    In evaluating proposed investments the Adviser will seek to maximize the total return on the Fund's portfolio in terms of U.S. dollars. In this regard, the Adviser will consider factors that relate both to various securities markets and to specific securities traded in those markets. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. In analyzing convertible securities, the Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. There can be no assurance that the Fund will achieve its investment objective.

    The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. See "Special Risk Considerations-- Convertible Securities" below for additional information concerning traditional convertible securities and synthetic convertible securities eligible for purchase by the Fund.

    The Adviser believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risk of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

    Although the Global Convertible Fund may invest in securities denominated in any currency that are convertible into common stocks of companies located throughout the world, it is expected that a majority of its assets will be invested in securities denominated in U.S. dollars, or currencies of Pacific Basin or Western European countries and convertible into equity securities of United States, Pacific Basin or Western European corporations. To the extent the Fund acquires synthetic convertible securities, it is expected that the debt securities or preferred stock will principally be denominated in U.S. dollars, or Pacific Basin or Western European currencies and the warrants or options will principally be exercisable to purchase equity securities of U.S., Pacific Basin or Western European issuers.

    Under normal circumstances, the Fund may invest up to 20% of its assets in other types of securities, including equity securities and nonconvertible debt securities of U.S. and non-U.S. issuers.

    The Global Convertible Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Special Risk Considerations--High Yield, High Risk Debt Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P.

OFFITBANK LATIN AMERICA TOTAL RETURN FUND

    The Latin America Total Return Fund's investment objective is to maximize total investment return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a combination of equity securities and debt securities (including convertible debt securities) of Latin American issuers, as defined below. While the relative portion of the Fund's total assets allocated between equity and debt securities of Latin American issuers will vary from time to time, depending on market conditions and investment opportunities, the Fund does not intend to invest more than 80% of its total assets in either asset class of securities at any one time.

    The  Latin  America  Total  Return Fund  seeks  to  benefit  from investment
opportunities  deriving  from   long-term  improving   economic  and   political
conditions, and other positive trends and developments in Latin American countries. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. The Adviser believes that the continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in Latin American countries.

    For purposes of this Prospectus, Latin American issuers are: (i) companies organized under the laws of a Latin American country; (ii) companies whose securities are principally traded in Latin American countries; (iii) subsidiaries of companies described in clause (i) or (ii) above that issue debt securities guaranteed by, or securities payable with (or convertible into) the stock of, companies described in clause (i) or (ii); (iv) companies that derive at least 50% of their revenues from either goods produced or services performed in Latin America or sales made in Latin America; and (v) the government of any Latin American country and its agencies and instrumentalities and any public sector entity fully or partly owned by any such government, agency or instrumentality. For purposes of this Prospectus, "Latin America" currently consists of the countries of Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

    The Latin America Total Return Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country.

    The governments of some Latin American countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. The ability of foreign persons, such as the Fund, to participate in privatizations in certain Latin American countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

    In selecting equity investments for the Fund, the Adviser seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Adviser will utilize internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Adviser will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

    Up to 80% of the total assets of the Fund may be invested at any one time in debt securities of Latin American issuers. In selecting particular debt securities for the Fund, the Adviser intends to consider the same factors as for the Emerging Markets Fund. All or a substantial amount of the debt securities in which the Fund may invest will be high yield, high risk debt securities which are unrated and comparable in quality to debt securities rated below investment grade (i.e., rated BB or lower by S&P and D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of such investments may be non-performing securities or securities in default when purchased. See "Special Risk Considerations--High Yield, High Risk Debt Securities".

                           OTHER INVESTMENT POLICIES

GENERAL

    The Funds may utilize many of the same investment techniques and certain Funds may invest in similar securities. Investors should note, however, that the Funds will invest their assets in accordance with their respective investment objectives and policies described above. Accordingly, the Adviser expects that each Fund's investment portfolio will be distinct.

FOREIGN SECURITIES

    Each Fund may invest in securities of foreign issuers. Such investments may be denominated in foreign currencies. Thus, a Fund's net asset value will be affected by changes in exchange rates. See "Special Risk
Considerations--Securities of Non-U.S. Issuers".

STRUCTURED PRODUCTS

    Each Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Funds anticipate they will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of each Fund's assets that may be used for borrowing and other leveraging activities.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities".

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

    Each Fund may invest in American Depository Receipts ("ADRs") or other similar types of depository receipts or other similar securities, such as American Depository Shares, European Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, a Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that a Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

CONVERTIBLE SECURITIES

    The High Yield, Emerging Markets, Global Debt and Latin America Total Return Funds may, and the Global Convertible Fund will, invest in convertible
securities.  See  "Investment   Objectives  and   Policies--  OFFITBANK   Global
Convertible Fund" for a description of convertible securities. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

    The High Yield, Global Debt and Emerging Markets Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, such Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. The investment of each Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets, respectively. See "Illiquid Securities" below. Based upon the current position of the staff of the Securities and Exchange Commission (the "Commission"), each Fund will treat investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. Each Fund may revise its policy based on any future change in the Commission's position.

MORTGAGE-RELATED SECURITIES

    Each Fund may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as collateralized mortgage obligations and stripped mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various government, government-related and private organizations.

    The Adviser expects that government, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with each Fund's investment objectives and policies, consider making investments in such new types of securities.

ASSET-BACKED SECURITIES

    Each Fund may invest in asset-backed securities in accordance with its respective investment objectives and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for a Fund.

    Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Additional Information on Portfolio Instruments--Asset-Backed Securities" in the Statement of Additional Information. The Funds will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Funds' limitation on investment in illiquid securities.

U.S. MUNICIPAL SECURITIES

    The High Yield Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the High Yield Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the High Yield Fund will not be exempt from federal income taxes.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its portfolio securities consistent with its investment policies. Each Fund may lend portfolio securities in an amount up to 30% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Such loans will be against collateral, consisting of cash or securities which is equal at all times to at least 100% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. The voting rights, if any, associated with the loaned portfolio securities may pass to the borrower with the lending of the securities. The Fund's Directors will be obligated to call loans to vote proxies or otherwise obtain rights to vote or consent if a material event affecting such investment is to occur.

REPURCHASE AGREEMENTS

    Each Fund may purchase instruments from financial institutions, such as banks and U.S. broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, if it enters into a contract for purposes of transaction hedges, position hedges or cross-hedges. Each Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a separate account having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such Fund's commitments with respect to such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired. See Appendix B to this Prospectus and "Additional Information on Portfolio Instruments" in the Statement of Additional Information.

BRADY BONDS

    Each Fund may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $154 billion (face amount) of Brady Bonds have been issued by the governments of thirteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

    Each Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

SHORT SALES

    Each Fund may make short sales of securities "against the box". A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box", at the time of sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

BORROWING

    The Global Debt and Latin America Total Return Funds are authorized to borrow money from banks denominated in any currency in an amount up to 25% of their respective total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. The Global Debt and Latin America Total Return Funds will borrow for investment purposes only when the Adviser believes that such borrowings will benefit the applicable Fund, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.

    Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing creates the opportunity for increased net income and appreciation but, at the same time, involves special risk considerations. For example, leveraging will exaggerate changes in the net asset value of the applicable Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in net asset value may be greater in degree than if leverage was not employed. If the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

    The Global Debt and Latin America Total Return Funds may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the applicable Fund's total assets (including the amount borrowed).

WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS

    Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow such Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When a Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in a Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to such Fund than those received in each transaction.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

    Each Fund may invest in zero coupon securities and convertible debt or other debt securities acquired at a discount. A substantial portion of the Global Debt and Emerging Markets Funds' sovereign debt securities may be acquired at a discount. The Funds will only purchase such securities to the extent consistent with their respective investment objectives. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The High Yield and Global Debt Funds will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. The Emerging Markets, Global Convertible and Latin America Total Return Funds may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause each of these Funds to exceed their respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

    Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Funds are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes".

ILLIQUID SECURITIES

    No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section  4(2) of the Securities Act of  1933, as amended ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Additional Risk Considerations--Illiquid Securities" in the Statement of Additional Information.

OTHER INVESTMENT COMPANIES

    Each Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. Each Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS

    Each Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objectives and legally permissible for such Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES

    Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with each Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Funds temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/ or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars.

    In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

HEDGING AND DERIVATIVES

    Each Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. Each Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations--Hedging and Derivatives" and Appendix B to this Prospectus.

PORTFOLIO TURNOVER


    The Funds will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because emerging markets can be especially volatile, securities of Latin American and other emerging market countries may at times be held only briefly. It is not anticipated that, under normal conditions, the portfolio turnover will not exceed the following rates in any one year: 75% for the High Yield Fund; 200% for the Emerging Markets Fund; 100% for the Global Debt Fund; 100% for the Global Convertible Fund; and 150% for the Latin America Total Return Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by each Fund and indirectly by each Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains; to the extent net capital gains are realized, any distributions derived from such gains on securities held for less than one year are taxable at ordinary income tax rates for federal income tax purposes. The portfolio turnover rate for the fiscal year ended December 31, 1995 was 34% for the High Yield Fund and 60% for the Emerging Markets Fund. The portfolio turnover rate for the fiscal period ended December 31, 1994 was 42% for the High Yield Fund and 47% for the Emerging Markets Fund. See "Taxes" and "Portfolio Transactions" in the Statement of Additional Information.


                          SPECIAL RISK CONSIDERATIONS

GENERAL


    Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by each Fund generally fluctuates, to varying degrees, based on, among other things, (1) interest rate movements and, for debt securities, their duration, (2) changes in the actual and perceived creditworthiness of the issuers of such securities, (3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (6) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that any Fund will achieve its investment objectives.


SECURITIES OF NON-U.S. ISSUERS

    Most of the Emerging Markets and Latin America Total Return Funds' assets, and a significant portion of the Global Debt and Global Convertible Funds' assets, will be invested in the securities of non-U.S. issuers. A portion of the High Yield Fund's assets may also be invested in the securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of these Funds, and investment techniques in which they may engage involve risks, including those set forth below. There is generally no limit on the amount that the Emerging Markets, Global Debt and Global Convertible Funds may invest in issuers located in any one country, or in securities denominated in the currency of any one country. Therefore, to the extent these Funds concentrate their investments in only a few countries, they may be more susceptible to factors adversely affecting particular countries than comparable funds that are not so concentrated.

    SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the Funds will invest, and the Latin American and other emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:

(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

    Individual foreign economies in general and those of Latin American and other emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including Latin American and other emerging market countries, which could affect private sector companies and the Funds, and on market conditions, prices and yields of securities in the Funds' portfolios. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Funds. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

    INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions the Funds may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds.

    The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, a Fund was unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes".

    CURRENCY FLUCTUATIONS. Because the High Yield Fund may invest a portion of its assets, and the Emerging Markets, Global Debt, Global Convertible and Latin America Total Return Funds may invest a substantial portion of their assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Funds' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

    The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

    Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    INFLATION. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and Latin American and other emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

    MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in Latin American and other emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in Latin American and other emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Funds' ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Funds' ability to acquire or dispose of securities at the price and time it wishes to do so.

    Many companies traded on securities markets in any foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

    Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in Latin American and other emerging market countries in particular, are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the Funds to maintain their non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Funds, in which event the Funds may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Commission are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Funds may make investments, there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

    GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including Latin American and other emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss. Less information may be available to the Funds than with respect to investments in the United States and, in certain of these countries, less information may be available to the Funds than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

HIGH YIELD, HIGH RISK DEBT SECURITIES

    GENERAL. The High Yield, Emerging Markets, Global Convertible and Latin America Total Return Funds may invest all or substantially all of their respective assets, and, at the time of investment, the Global Debt Fund may invest up to 25% of its total assets, in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (I.E., rated C by Moody's or D by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Funds with a commensurate effect on the value of their respective shares. Therefore, an investment in the Funds should not be considered as a complete investment program for all investors.

    The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value such Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, each of the Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

    The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

    CORPORATE DEBT SECURITIES. Each of the Funds may invest in corporate debt securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

    Many fixed income securities, including certain U.S. corporate fixed income securities in which a Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for such Fund.

    SOVEREIGN DEBT SECURITIES. Each of the Funds may invest in sovereign debt securities. Investing in sovereign debt securities will expose the applicable Funds to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries, including those in Latin America, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

    The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments,
commercial  banks  and  multilateral  organizations,  and  inflows  of   foreign
investment.   The  commitment  on   the  part  of   these  foreign  governments,
multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

    As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

    Sovereign obligors in developing and emerging countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.
Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    In addition to high yield foreign sovereign debt securities, each of the Funds may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers", above.

CONVERTIBLE SECURITIES

    GENERAL. Each of the Funds may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

    Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since the Global Convertible Fund will invest a substantial portion of its assets in the U.S. market and the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by the Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Funds may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

    Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (I.E., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

    To the extent the conversion value of a convertible security increases to a point that approximates or exceeds it investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

    Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

    SYNTHETIC CONVERTIBLE SECURITIES. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, I.E., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

    A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "--Hedging and Derivatives" below for a discussion of call options and stock index call options.

    A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

    More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

    A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

    Short sales by the Funds involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Funds are permitted to engage in short sales only with respect securities related to those in their portfolios. The Adviser therefore expects that if the price of the securities a Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion. The Funds' ability to make short sales will be limited by the requirement that not more than 30% of any Fund's gross income may be derived from the sale or disposition of securities held for less than three months to maintain such Fund's status as a regulated investment company under the Code. See "Taxes".

NON-DIVERSIFIED FUNDS

    Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

HEDGING AND DERIVATIVES

    Each of the Funds may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of a Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

    A Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

    Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's securities. None of the Funds is a "commodity pool" (I.E., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for BONA FIDE hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that a Fund may enter into futures contracts or options thereon for purposes other than BONA FIDE hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of such Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that a Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Risks associated with Hedging and Derivatives are described in Appendix B to this Prospectus. A detailed discussion of various Hedging and Derivatives including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions also appears in Appendix B.

    To the extent a Fund conducts Hedging and Derivatives outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

                           LIMITING INVESTMENT RISKS

    To  further  protect  investors,  the  Funds  have  adopted  the   following
investment limitations:

            1.
           No Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

            2.
           The High Yield, Emerging Markets and Global Convertible Funds may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the High Yield, Emerging Markets or Global Convertible Funds' total assets, as the case may be, and (b) the High Yield, Emerging Markets and Global Convertible Funds will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of such Funds' total assets. The Global Debt and Latin America Total Return Funds may borrow money from banks and enter into reverse repurchase agreements in an aggregate amount up to 25% of their respective total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing.

            3.
           None of the Funds may invest an amount equal to 15% or more of the current value of their net assets in investments that are illiquid.

    The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of each of the Funds that may be changed only when permitted by law and approved by the holders of a "majority" of such Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or in the Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the relevant Fund will not be considered a violation; PROVIDED, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any particular Fund (E.G., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of that Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                   MANAGEMENT

    The business and affairs of the Funds are managed under the general direction and supervision of the Company's Board of Directors. The Funds' day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER

    OFFITBANK (the "Adviser") provides investment advisory services to the Funds pursuant to Investment Advisory Agreements with the Company (the "Advisory Agreements"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Funds. The Advisory Agreements provide that, as compensation for services, the Adviser is entitled to receive from each Fund a monthly fee at the following annual rates based upon the average daily net assets of such Fund: .85% for the first $200,000,000 of assets and .75% for amounts in excess thereof in the case of the High Yield Fund; .90% for the first $200,000,000 of assets and .80% for amounts in excess thereof in the case of the Emerging Markets Fund; .80% for the first $200,000,000 of assets and .70% for amounts in excess thereof in the case of the Global Debt Fund; .90% for the Global Convertible Fund; and 1.00% for the Latin America Total Return Fund .

    The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in global asset management and offers its clients a complete range of investments in capital markets throughout the world. The Adviser currently manages in excess of $6.5 billion in assets and serves as investment adviser to sixteen registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.


    PORTFOLIO MANAGERS. Stephen T. Shapiro serves as the portfolio manager for the High Yield Fund. Mr. Shapiro is a Managing Director of the Adviser and has been associated with the Adviser since 1983. Dr. Wallace Mathai-Davis and Richard M. Johnston serve as portfolio managers of the Emerging Markets Fund. Dr. Mathai-Davis is a Managing Director of the Adviser and has been associated with the Adviser since 1986. Dr. Mathai-Davis will also serve as portfolio manager of the Global Convertible Fund. Mr. Johnston is a Managing Director of the Adviser and has been director of Latin American investments since 1992. From 1988 to 1992, Mr. Johnston was Vice President, International Corporate Finance, at Salomon Brothers Inc. Mr. Johnston and Eric H. Anderson serve as the portfolio managers of the Latin America Total Return Fund. Before joining the Adviser in 1994, Mr. Anderson was Vice President and Director of Research at Afin Casa de Bolsa, SA de CV, Mexico City and Afin Securities, New York, from 1992 to 1994. From 1986 to 1992, Mr. Anderson was a senior investment analyst and a senior audit analyst for Teachers Insurance and Annuity Association. Jack
D. Burks will serve as the portfolio manager for the Global Debt Fund. Mr. Burks is a Managing Director of the Adviser and he joined the Adviser in 1985.


ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

    Furman Selz LLC ("Furman Selz") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee based upon an annual rate of .15% of the aggregate average daily net assets of the Funds.

    The Chase Manhattan Bank, N.A. serves as custodian of the assets of the Funds. The principal address of the custodian is 4 MetroTech Center, Brooklyn, New York 11245. Furman Selz has entered into an agreement with the Company for the provision of transfer agency and dividend disbursing services for the Funds. The principal business address of the transfer agent is 230 Park Avenue, New York, New York 10169.

    A further discussion of the terms of the Company's administrative, custody and transfer agency arrangements is contained in the Statement of Additional Information.

DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of Furman Selz. The Distributor's principal offices are located at 230 Park Avenue, New York, New York 10169.


    Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, each Fund is authorized to spend up to 0.25% of its net assets annually with respect to each class of shares of the Fund in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders.



    Although it is anticipated that some promotional activities will be conducted on a Company-wide basis, payments made by the Funds under the Plan will generally be used to finance the distribution of shares of the Funds. Expenses incurred in connection with Company-wide activities may be allocated pro rata among all portfolios and classes of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by larger portfolios or classes of the distribution of shares of smaller portfolios or classes.



SHAREHOLDER SERVICING AGENTS



    Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents" with respect to Advisor Shares). Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. Such services may include, among other things: assisting in aggregating and processsing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's positions in the Funds; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.



    For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to
 .10% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in each Fund's Advisor Shares.


REGULATORY MATTERS

    OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

    Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

    If the Adviser were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

    All or part of the fees payable by any or all of the Funds to the organizations retained to provide services for the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders.


    Except as noted below, OFFITBANK and Furman Selz bear all expenses in connection with the performance of their advisory and administrative services. The Company bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities, and reimburses the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of shares of any of the Funds. The Global Convertible and Latin America Total Return Funds shall bear their own organizational expenses and each Fund bears other expenses directly attributable to that Fund. Other expenses of the Company are allocated among the Company's investment portfolios based on their relative net assets. Expenses are allocated to a particular class of a portfolio based on either expenses identifiable to the class or relative net assets of the class and other classes of the portfolios.


                          DIVIDENDS AND DISTRIBUTIONS

    The High Yield and Global Debt Funds will declare dividends of substantially all of their net investment income daily and pay those dividends monthly, the Emerging Markets and Latin America Total Return Funds will declare dividends daily and pay dividends quarterly and the Global Convertible Fund will declare and pay dividends quarterly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Each Fund will inform shareholders of the amount and nature of all such income or gains.


    Dividends are paid in the form of additional shares of the same class of the same Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to such Fund's transfer agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of a Fund. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.


    Shares purchased will begin earning dividends on the business day following the date on which federal funds are available in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income of the Funds for a Saturday, Sunday or a holiday will be declared as a dividend on the prior business day. Investors who redeem all or a portion of a Fund's shares prior to a dividend payment date will receive all dividends declared but unpaid on those shares at the time of their redemption.

                               PURCHASE OF SHARES


SELECT SHARES



    Select Shares of each Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. See "Net Asset Value".


INITIAL INVESTMENTS BY WIRE


    Subject to acceptance by the Company, Select Shares of each Fund may be purchased by wiring federal funds ($250,000 minimum) to Investors Fiduciary Trust Co. (see instructions below). A completed Account Application should be forwarded to the Company at the address noted below under "Initial Investments by Mail" in advance of the wire. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:15 p.m., New York time, of the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired through the Federal Reserve Bank of New York to:


       Investors Fiduciary Trust Co.
       127 West 10th Street
       Kansas City, Missouri 64105
       ABA # 1010-0362-1
       Account #7512996
       F/B/O The OFFITBANK Investment Fund, Inc.
       Ref. (Fund name)

    Federal funds purchases will be accepted only on a day on which the Company and the custodian bank are open for business.

INITIAL INVESTMENTS BY MAIL

    Subject to acceptance by the Company, an account may be opened by completing and signing an Account Application and mailing it to the Company at the address noted below, together with a check ($250,000 minimum) payable to The OFFITBANK Investment Fund, Inc.:

       The OFFITBANK Investment Fund, Inc.
       237 Park Avenue, Suite 910
       New York, New York 10017


    The Fund(s) to be purchased should be designated on the Account Application. Subject to acceptance by the Company, payment for the purchase of Select Shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Company's custodian bank by a Federal Reserve Bank) before acceptance by the Company.


ADDITIONAL INVESTMENTS


    Additional investments may be made at any time (minimum investment $10,000) by purchasing Select Shares of any Fund at net asset value by mailing a check to the Company at the address noted under "Initial Investments by Mail" (payable to The OFFITBANK Investment Fund, Inc.) or by wiring monies to the custodian bank as outlined above. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:15 p.m., New York time, of the wire date.



SHAREHOLDER ORGANIZATIONS



    Select Shares of the Company's Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder

Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Select Shares. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.



IRA ACCOUNTS



    The Company has available a form of Individual Retirement Account ("IRA") which may be obtained from the Distributor that permits the IRA to invest in Select Shares of the Funds. The minimum investment for all such retirement plans is $250,000. Investors desiring information regarding investments through IRAs should write or telephone the Company.



ADVISOR SHARES



    All purchase orders for Advisor Shares must be placed through a Shareholder Servicing Agent. Orders for purchases of Advisor Shares will be executed at the net asset value per share next determined after an order has been transmitted to and accepted by the Company's distributor. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Advisor Shares of any Fund on his/her behalf, a customer should contact his/her Shareholder Servicing Agent or the Company's distributor.



OTHER PURCHASE INFORMATION



    The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Company.



    Purchases of a Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


                              REDEMPTION OF SHARES


SELECT SHARES



    Select Shares of each Fund of the Company may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Select Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.


BY MAIL


    Each Fund will redeem its Select Shares at the net asset value next determined after the request is received in "good order". The net asset values per share of the Company's Funds are determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Company is open for business. Requests should be addressed to The OFFITBANK Investment Fund, Inc., 237 Park Avenue, Suite 910, New York, New York 10017.


    Requests in "good order" must include the following documentation:

       (a) the share certificates, if issued;

       (b) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

       (c) any required signature guarantees (see "Signature Guarantees" below); and

       (d) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

    To protect shareholder accounts, the Company and its transfer agent from fraud, signature guarantees are required to enable the Company to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Shareholders may contact the Company at 1-800-618-9510 for further details.

BY TELEPHONE


    Provided the Telephone Redemption Option has been authorized, a redemption of Select Shares may be requested by calling the Company at 1-800-618-9510 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Select Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Company and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, not the Company or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or its transfer agent to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



SYSTEMATIC WITHDRAWAL PLAN



    An owner of Select Shares with a net asset value of $10,000 or more shares of a Fund may elect to have periodic redemptions made from his/her account to be paid on a monthly, quarterly, semiannual or annual basis (the "Systematic Withdrawal Plan," or the "Plan"). The maximum withdrawal per year under the Systematic Withdrawal Plan is 12% of the account value at the time of the election. A number of Select Shares sufficient to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making payments under the Systematic Redemption Plan may reduce or even exhaust the account. A shareholder may request that the payments under the Plan be sent to a predesignated bank or other designated party.



ADVISOR SHARES



    All redemption orders for Advisor Shares must be placed through a Shareholder Servicing Agent in accordance with instructions or limitations pertaining to an investor's account with his/her Shareholder Servicing Agent. Redemption orders for Advisor Shares are effected at the net asset value next determined after the order is received by the Company's distributor. While no redemption fee is imposed by the Funds, Shareholder Servicing Agents may charge their customers' accounts for redemption services. A customer should contact his/her Shareholder Servicing Agent or the Company's distributor for further information regarding redemption of Advisor Shares, including the availability of wire or telephone redemption privileges, or whether the customer may elect to participate in a systematic withdrawal plan.


FURTHER REDEMPTION INFORMATION

    Redemption proceeds for shares of the Company recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

    Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the Commission.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the Commission. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund or for shares of the same class of the Company's other portfolios that are listed on the cover page of this Prospectus based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to the Funds or portfolios that are registered for sale in a shareholder's state of residence. In addition, with respect to Select Shares, shareholders must transfer a minimum of $50,000 of assets between Funds or portfolios for each transfer. The Company imposes no exchange fees. Exchange requests with respect to Select Shares should be sent to The OFFITBANK Investment Fund, Inc., 237 Park Avenue, Suite 910, New York, New York 10017 or, if the Telephone Exchange Option has been authorized, by calling the Company at 1-800-618-9510. See "Redemption of Shares--By Telephone" above. Shareholders should note that an exchange between Funds or portfolios is considered a sale and purchase of shares for tax purposes. A shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.


TRANSFER OF REGISTRATION

    The registration of Company shares may be transferred by writing to The OFFITBANK Investment Fund, Inc., 237 Park Avenue, Suite 910, New York, New York 10017. As in the case of redemptions, the written request must be received in good order as defined above.

                                NET ASSET VALUE


    The net asset value per share for each class of shares of each Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, except on days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas or on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share for each class of shares of each Fund is determined as of the close of regular trading on the NYSE and is computed by dividing the value of the net assets attributable to each class of such Fund by the total number of shares of the class of the Fund outstanding. Equity securities held by a Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation.


    Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially will be valued in the currency in which they are denominated and then will be translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                                     TAXES

    Each Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year (i) at least 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income. Each Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code, applicable to regulated investment companies generally will be applied to each Fund separately, rather than to the Company as a whole. In addition, net realized long-term capital gains, investment company taxable income and operating expenses will be determined separately for each Fund. Dividends, either in cash or reinvested in shares, paid by a Fund from net investment income will be taxable to shareholders as ordinary income.

    Whether paid in cash or additional shares of a Fund, and regardless of the length of time the shares in such Fund have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such. Shareholders are notified annually by the Company as to federal tax status of dividends and distributions paid by a Fund. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares in a Fund are generally taxable events for federal income tax purposes. Individual shareholders may also be subject to state and local taxes on such exchanges and redemptions.


    Each Fund intends to declare and pay dividends and capital gains distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, each Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, (iii) 98% of its net foreign exchange income and (iv) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.



    A Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gains and other income. A Fund qualifies as a regulated investment company, if more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, a Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax regulations as paid by its shareholders. The Emerging Markets and Latin America Total Return Funds expect to, and the Global Debt and Global Convertible Funds may, qualify for this election. Each of these Funds may make such an election in a taxable year in which it is qualified to make the election. For any year that a Fund makes such an election, an amount equal to the foreign income taxes paid by a Fund that can be treated as income taxes under U.S. income tax principles will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. tax liabilities, if any, or to deduct such amount from his U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deductions or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, the Fund expects that the capital gains its distributes to its shareholders, whether dividends or capital gain distributions, will generally not be treated as foreign source taxable income. If the Fund makes this election, a shareholder will be treated as receiving foreign source income in an amount equal to the sum of his proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.

    Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

    If a Fund purchases shares in "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additionally, charges in the nature of interest may be imposed on either a Fund or its shareholders with respect to deferred taxes arising from excess distributions or gains. Alternatively, a Fund may be able to elect to treat the PFIC as a "qualified electing fund" and the Fund would instead be required to annually include in income a portion of the ordinary earnings and net capital gains of the PFIC regardless of whether distributed. Such amounts would be subject to the 90% and calendar year RIC distribution requirements. While it is possible that the fund may invest in PFICs, it is not anticipated such investments would be material.


    Legislation pending in the U.S. Congress, although not part of the enacted Omnibus Budget Reconciliation Act of 1993, would unify and, in certain cases, modify the anti-deferral rules contained in various provisions of the Code, including the provisions dealing with PFICs, related to the taxation of U.S. shareholders of foreign corporations. In the case of a passive foreign company, as defined in the proposed legislation ("PFC"), having "marketable stock", the proposed legislation would require U.S. shareholders, such as the Company, owning less than 25% of a PFC that is not U.S.-controlled to mark-to-market the PFC stock annually, unless the shareholders elected to include in income currently their proportionate shares of the PFC's income and gain. Otherwise, U.S. shareholders would be treated substantially the same as under current law. Special rules applicable to mutual funds would classify as "marketable stock" all stock in PFCs held by the Fund; however, the Company would not be liable for tax on income from PFCs that is distributed to its shareholders. It is unclear if or when the proposed legislation will become law and if it is enacted the form it would take. On March 31, 1992, the Internal Revenue Service ("IRS") released proposed regulations providing a mark-to-market election for regulated investment companies that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years beginning after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Funds is unclear.


    A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

    Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their tax advisers concerning a prospective investment in the Fund.

THE TRANSFER


    On March 1, 1994, the High Yield Fund exchanged its shares (now Select Shares) for portfolio securities of The Senior Securities Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed shares of the High Yield Fund received pro rata to its partners. Following this transfer (the "Transfer"), partners of the Partnership who participated in the Transfer constituted all of the shareholders of the High Yield Fund, except for shares representing seed capital contributed to the Fund by the Distributor. No gain or loss was recognized by the Partnership or the participating partners upon the Transfer. The Transfer may result in adverse tax consequences to future shareholders of the High Yield Fund if the Fund sells appreciated securities acquired in the Transfer. In such case, the amount of the gain would be taxable to future shareholders as well as to shareholders who received High Yield Fund shares in the Transfer. The effect of this for future shareholders would be to immediately tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on shareholders who received High Yield Fund shares in the Transfer would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base.

                            PERFORMANCE INFORMATION


    From time to time the Funds may advertise certain information about their performance. The Funds may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. With respect to the High Yield Fund, standardized total return figures will include the performance of the predecessor Partnership to the Fund, as described below. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Funds may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in a Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Total return and yield quotations are computed separately for each class of shares of a Fund. Each Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the High Yield Fund). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses payable by such class that were not borne by the Fund prior to the introduction of such class.


    The performance of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia and Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE,
INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, CHANGING TIMES, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.

    A FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information.

                                  THE TRANSFER


    The High Yield Fund was formed as a successor investment vehicle for the Partnership, for which the Adviser served as investment adviser and an affiliate of the Adviser acted as general partner. On March 1, 1994, the High Yield Fund exchanged its shares for portfolio securities of the Partnership in the Transfer. As discussed above under "Taxes the Transfer", the Transfer may have adverse tax consequences to investors who acquire shares of the High Yield Fund in the continuous offering after the Transfer if the Fund sells securities acquired in the Transfer that had appreciated in value at the time of disposition from the date they were acquired by the Partnership.



    The investment performance for the High Yield Fund through December 31, 1995 (including the performance of the Partnership, for the years 1986 through 1993, and for the months of January and February 1994), as compared to Lipper Analytical High Yield Average is illustrated below. The investment performance presented below is for the period prior to the reclassification of the outstanding shares of the High Yield Fund as "Select Shares" and the offering of Advisor Shares. As stated above, in presenting standardized total return for the High Yield Fund, return figures will include the performance of the predecessor Partnership to the Fund. In addition, performance information for the Advisor Shares of the High Yield Fund will reflect performance for time periods prior to the introduction of that class, including the performance of the predecessor Partnership.

    The investment objective and policies of the High Yield Fund are in all material respects equivalent to those of the Partnership. While the High Yield Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the Fund is subject to certain restrictions on its investment activities under the 1940 Act and the Code to which the Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the High Yield Fund may be higher than expenses that would have been incurred by the Partnership had it continued to operate as a private investment partnership. Past performance of the High Yield Fund (including the performance of the Partnership) should not be interpreted as indicative of the High Yield Fund's future performance.



                             TOTAL RATES OF RETURN


                                                                                                               1/1 -        3/1 -
                      1986       1987       1988       1989       1990       1991       1992       1993       2/28/94     12/31/94
                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  -----------
Fund (including
 predecessor
 Partnership).....      4.63%      2.70%     19.86%     2.55%     (1.28)%     33.14%     21.61%     21.13%
Lipper Analytical
 High Yield
 Average..........     12.57%      1.94%     12.64%    (1.08)%   (11.00)%     36.01%     17.02%     19.25%

                            COMPOUND ANNUAL
                            RATES OF RETURN
                    -------------------------------
                      1995      5 YRS.     10 YRS.
                    ---------  ---------  ---------
Fund (including
 predecessor
 Partnership).....
Lipper Analytical
 High Yield
 Average..........


--------------

         With respect to the Partnership, the annual total rate of return is net of fees and expenses of the Partnership. It represents the change in value of a hypothetical Partnership account for the year, assuming reinvestment at unit value of any distributions.



         The compound annualized rate of return is the rate of return on a compounded basis that would be earned on an investment over a specific time period expressed in annualized form. These rates are calculated for the 5 and 10-year periods ended December 31, 1995.



         The expense ratios of the Partnership for the years 1986 through 1993 were 1.74%, 1.82%, 1.73%, 1.73%, 1.64%, 1.47%, 1.21% and 0.96%,
     respectively. The expense ratio for the High Yield Fund for the period and year ended December 31, 1994 and 1995, respectively, were 1.14% and 1.05% (after giving effect to waivers and reimbursements).


         The Lipper Analytical High Yield Average (the "Average") is a widely recognized measure of the performance of high current yield open-end investment companies. A high current yield fund seeks to obtain high (relative) current yield be investing in fixed income securities that have no quality or maturity restrictions. The funds comprising the Average express an intention to invest in lower grade debt securities. The performance of each fund in the Average is measured net of fees and expenses of such fund, although applicable sales charges are not reflected.

                             ADDITIONAL INFORMATION

ORGANIZATION AND CAPITAL STOCK


    The Company was incorporated under the laws of the State of Maryland on September 8, 1993. The Company operates as an open-end investment company and is not authorized to engage in the business of banking. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation, together with Articles Supplementary, currently authorize the issuance of eight classes of shares, corresponding to shares of OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Investment Grade Global Debt Fund, OFFITBANK Global Convertible Fund, OFFITBANK Latin America Total Return Fund, OFFITBANK National Municipal Fund, OFFITBANK California Municipal Fund and OFFITBANK New York Municipal Fund.
Effective             , 1996, all of the outstanding shares of each of the Funds were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." The per-share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of different fees or expenses payable by the classes and the allocation of certain class-specific expenses to the appropriate class to which such expenses apply. The Company's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios or additional classes of shares of the Funds.

    Holders of a Fund's shares will vote in the aggregate, and not by series or class, with shareholders of the Company's other current and future portfolios on all matters, except where voting by portfolio or class is required by law or where the matter involved affects only one portfolio or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.


    All   shares  of  the   Company,  when  issued,  will   be  fully  paid  and
nonassessable.

    Furman Selz provided the initial capital for the Company and currently is the sole and controlling shareholder of the Global Debt Fund.

COUNSEL

    Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, serves as counsel to the Company.

                            REPORTS TO SHAREHOLDERS

    Each Fund sends shareholders semi-annual and audited annual reports, each of which include listings of investment securities held by each Fund at the end of the period covered. In an effort to reduce the Funds' printing and mailing costs, the Funds may consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record would receive a single copy of each report. When a Fund's annual report is combined with the Prospectus into a single document, the Fund will mail the combined document to each shareholder to comply with legal requirements. Any shareholder who does not want this consolidation to apply to his or her account should contact the Company or the Funds' transfer agent.

                                                                      APPENDIX A

                                    RATINGS

    The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of the Company's Funds may invest.

MOODY'S CORPORATE AND BOND RATINGS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

    B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS

    Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates or return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

    BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

S&P COMMERCIAL PAPER RATINGS

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P CORPORATE BOND RATINGS

    AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

    AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

    A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

    BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

    B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

    CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

    DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P COMMERCIAL PAPER RATINGS

    Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of trusts, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

    Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    Duff 1--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection facts. Risk factors are very small.

    Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

    Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

    Bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. However, the Adviser will consider such event in its determination of whether such Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                                                      APPENDIX B

                            HEDGING AND DERIVATIVES

    Each Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of each Fund indicates which, if any, of these types of transactions may be used by such Fund.

    A detailed discussion of Hedging and Derivatives follows below. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:
(1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Commission, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

    If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

    Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

    If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

    A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

    If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

    If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

    Except as provided in this Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

    A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

    Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors". If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

    If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivatives, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

    A Fund may be authorized to enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

    Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

    The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    Each Fund will maintain cash and appropriate liquid assets (I.E., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

    If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

    Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

    Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

    Losses resulting from the use of Hedging and Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

    When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

    Use  of many  Hedging and  Derivatives by a  Fund will  require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

    OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

    Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                     (This page intentionally left blank.)

                      THE OFFITBANK INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

OFFICERS AND DIRECTORS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Wallace Mathai-Davis
SECRETARY AND TREASURER

John J. Pileggi
ASSISTANT TREASURER

Joan V. Fiore
ASSISTANT SECRETARY

Sheryl Hirschfeld
ASSISTANT SECRETARY

Gordon Forrester
ASSISTANT TREASURER

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, NY 10022-4213

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
230 Park Avenue
New York, NY 10169

CUSTODIAN
The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017-3909

ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING
AGENT
Furman Selz LLC
230 Park Avenue
New York, NY 10169

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

                      The OFFITBANK Investment Fund, Inc.
                 237 Park Avenue, Suite 910, New York, NY 10017
                                 (212) 758-9600

OF0395

                                     PART B

                       THE OFFITBANK INVESTMENT FUND, INC.

                           237 Park Avenue, Suite 910
                            New York, New York  10017
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 29, 1996



     The OFFITBANK Investment Fund, Inc. (the "Company") is an open-end, management investment company that currently intends to offer eight portfolios offering a variety of investment alternatives. This Statement of Additional Information relates to the following five portfolios:


     OFFITBANK High Yield Fund

     OFFITBANK Emerging Markets Fund

     OFFITBANK Investment Grade Global Debt Fund

     OFFITBANK Global Convertible Fund

     OFFITBANK Latin America Total Return Fund


(individually, a "Fund", and collectively, the "Funds"). This Statement of Additional Information sets forth information about the Company applicable to each of the five Funds.

     This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Company's Prospectus dated April 29, 1996 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Company at the address and telephone number set forth above.


     Information about the Company's three other portfolios, OFFITBANK National Municipal Fund, OFFITBANK California Municipal Fund, and OFFITBANK New York Municipal Fund, is contained in a Prospectus and related Statement of Additional Information, both dated April 29, 1996. The Prospectus and Statement of Additional Information relating to these portfolios may be obtained without charge by writing or calling the Company at the address and the telephone number set forth above.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----


ADDITIONAL RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . .   7

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY SERVICES . . . . . . . . . . . .  14

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

PERFORMANCE CALCULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . .  20

SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS . . . . . . . . . . . .   2

     ADDITIONAL RISK CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . .   9

     INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . . . .  10

     MANAGEMENT OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . .  13

     DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

     ADMINISTRATION, CUSTODY AND TRANSFER AGENCY SERVICES. . . . . . . . . .  17

     PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . .  19

     PURCHASE OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .  21

     REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . .  21

     PERFORMANCE CALCULATIONS. . . . . . . . . . . . . . . . . . . . . . . .  22

     ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . .  24

     SHAREHOLDER SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . .  30

     GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .  31

     FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . F-1


--------------------------------------------------------------------------------
                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

     The following information relates to or supplements the description of the Funds' investment policies contained in the Prospectus.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. Whenever the Funds enter into reverse repurchase agreements as described in the Prospectus, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the Investment Company Act of 1940, as amended (the "1940 Act").

ASSET-BACKED SECURITIES

     Each of the Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     CREDIT SUPPORT. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

DEPOSITORY RECEIPTS

     Each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS

     Warrants or rights may be acquired by each of the Funds in connection with other securities or separately, and provide the applicable Fund with the right to purchase at a later date other securities of the issuer. As a condition of its continuing registration in a state, each Fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

BORROWING

     The Global Debt and Latin America Total Return Funds' borrowings will not exceed 25% of each Fund's respective total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. The Fund may borrow for leveraging purposes. The High Yield, Emerging Markets and Global Convertible Funds borrowings will not exceed 20% of their respective total assets and is permitted only for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Funds may cause greater fluctuation in the value of their shares than would be the case if the Funds did not borrow. In the event that the Funds employ leverage, they would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Funds' net asset values. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Funds' earnings or net asset values will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Funds' earnings or net asset values would decline faster than would otherwise be the case.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of such Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Each Fund's custodian will place cash not available for investment or U.S. government securities or other liquid high quality debt securities in a separate account having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting such Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

U.S. GOVERNMENT OBLIGATIONS

     Except for temporary defensive purposes, no Fund will invest more than 25% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

     In addition to the U.S. Treasury obligations described above, the Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

     As stated in the Prospectus, bank obligations that may be purchased by each Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by a Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Securities purchased by each Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectus. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument might not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market. With respect to the floating and variable rate notes and demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers or guarantors of such notes and will continuously monitor their financial ability to meet payment obligations when due.


                         ADDITIONAL RISK CONSIDERATIONS

ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assets in illiquid securities. See "Limiting Investment Risks" in the Prospectus. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933 and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.

NON-U.S. WITHHOLDING TAXES

     A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Additional Information Concerning Taxes".


                             INVESTMENT LIMITATIONS

     In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

     1. purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     2. make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

     3. underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     4. purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     5. purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's total assets in the case of any one other investment company and 10% of such total assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization;

     6. purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

     7. sell securities short (except for short positions in a futures contract or forward contract or short sales against the box and except in connection with Hedging and Derivatives);

     8. invest for the purpose of exercising control over management of any company;

     9. invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     10. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     11.  investment in stock or bond futures and/or options on futures unless
          (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%;

     12.  invest in puts, call, straddles or spreads, except as described in
          (11) above;

     13. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange or an exchange with comparable listing requirements, except that the limitation in this sentence shall not apply to the Latin America Total Return Fund;

     14. purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser who own more than 1/2 of 1% of such issuer's securities together own more than 5% of the securities of such issuer; and

     15. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operation.

     If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     Investment restrictions (1) through (6) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of the Funds which may be changed only when permitted by law and approved by the holders of a majority of a Fund's outstanding voting securities, as described under "General Information -- Capital Stock". Restrictions (7) through (15) are nonfundamental policies of the Funds, and may be changed by a vote of the Company's Board of Directors.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The principal occupations of the directors and executive officers of the Company for the past five years are listed below.


                                   Positions     Principal
                                   Held With     Occupation(s)
          Name and Address         the Company   Past 5 Years
          ----------------         -----------   ------------

          Morris W. Offit*         Chairman      President and Director,
          OFFITBANK                of the        OFFITBANK (1983-present).
          520 Madison Avenue       Board,
          New York, NY  10022      President
          Age: 59 Years            and Director


          Edward J. Landau         Director      Member, Lowenthal, Landau,
          Lowenthal, Landau,                     Fischer & Bring, P.C.
          Fischer                                (1960 - present);
          & Bring, P.C.                          Director, Revlon Group
          250 Park Avenue                        Inc. (cosmetics), Revlon
          New York, NY  10177                    Consumer Products Inc.
          Age: 66 Years                          (cosmetics), Pittsburgh
                                                 Annealing Box (metal
                                                 fabricating) and Clad
                                                 Metals Inc. (cookware).


          The Very Reverend        Director      Dean of Cathedral of St.
          James Parks Morton                     John the Divine (1972 -
          Cathedral of St. John                  present).
          the Divine
          1047 Amsterdam Avenue
          New York, NY  10025
          Age:  66 Years


          Wallace Mathai-Davis     Secretary     Managing Director,
          OFFITBANK                and           OFFITBANK (1986-present).
          520 Madison Avenue       Treasurer
          New York, NY  10022
          Age: 51 Years


          John J. Pileggi          Assistant     Senior Managing Director,
          Furman Selz LLC          Treasurer     Furman Selz LLC (1984 -
          230 Park Avenue                        present).
          New York, NY  10169
          Age: 37 Years


          Joan V. Fiore            Assistant     Managing Director and
          Furman Selz LLC          Secretary     Counsel, Furman Selz LLC
          230 Park Avenue                        (1991 - present);
          New York, NY  10169                    Attorney, Securities and
          Age: 39 Years                          Exchange Commission (1986
                                                 - 1991).

          ______________
          *  "Interested person" as defined in the 1940 Act.

          Gordon M. Forrester      Assistant     Managing Director, Furman
          Furman Selz LLC          Treasurer     Selz LLC (1987 - present).
          230 Park Avenue
          New York, NY  10169
          Age:  35 Years


     The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.



                              DIRECTOR COMPENSATION
                   (for fiscal period ended December 31, 1995)

                                        Pension or                         Total
                         Aggregate      Retirement                         Compensation
Name of                  Compensa-      Benefits Accrued  Estimated Annual From Registrant
Person,                  tion from      As Part of Fund   Benefits Upon    and Fund Complex
Position                 Registrant     Expenses          Retirement       Paid to Directors
--------                 ----------     ---------------   ---------------  -----------------
Morris W. Offit          $-0-                -0-                 -0-            $-0-

Edward J. Landau         $5,500              -0-                 -0-            $5,500

The Very Reverend
   James Parks Morton    $5,000              -0-                 -0-            $5,000



          As of February 16, 1996, the Directors and officers, as a group, did not own 1% or more of the Company.

     INVESTMENT ADVISER

          The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the

"Adviser"). The advisory agreements (the "Advisory Agreements") between the Adviser and the Company provide that the Adviser shall manage the operations of the Company, subject to policy established by the Board of Directors of the Company. Pursuant to the Advisory Agreements, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.


     For its services under the Advisory Agreements, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of .85% of the first $200,000,000 and .75% on amounts in excess thereof of OFFITBANK High Yield Fund's average daily net assets, .90% of the first $200,000,000 and
 .80% on amounts in excess thereof of OFFITBANK Emerging Markets Fund's average daily net assets, .80% of the first $200,000,000 and .70% on amounts in excess thereof of OFFITBANK Investment Grade Global Debt Fund's average daily net assets, .90% of OFFITBANK Global Convertible Fund's average daily net assets and 1.00% of OFFITBANK Latin America Total Return Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. For the fiscal year ended December 31, 1995, the High Yield Fund paid the Adviser $2,884,016 in advisory fees. The Adviser earned $312,096, but waived $52,155, in advisory fees for the Emerging Markets Fund. For the fiscal period ended December 31, 1994, the Adviser earned fees of $1,185,535 for the High Yield Fund and $187,360 for the Emerging Markets Fund. The Adviser waived fees of $45,799 for the Emerging Markets Fund.


     The Advisory Agreement with respect to the High Yield, Global Debt and Emerging Markets Funds was approved by each Fund's sole shareholder, Furman Selz LLC, ("Furman Selz"), on December 29, 1993. The Advisory Agreement for these Funds was recently re-approved by the Company's Board of Directors on December 21, 1995. The Advisory Agreement relating to the Latin America Total Return and Global Convertible Funds was approved by the Company's Board of Directors on January 31, 1995 and by such Funds' sole shareholder, Furman Selz. Unless sooner terminated, the Advisory Agreements will continue in effect until February 6, 1997, with respect to the High Yield, Global Debt and Emerging Markets Funds, and until February 7, 1997 with respect to the Latin America Total Return and Global Convertible Funds, and each Advisory Agreement from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information -- Capital Stock") of the outstanding shares of each Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreements may each be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.



                                   DISTRIBUTOR

     OFFIT Funds Distributor, Inc., a wholly-owned subsidiary of Furman Selz (the "Distributor"), with its principal office at 230 Park Avenue, New York, New York 10169, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of shares of the Funds, the Company has adopted a Plan of Distribution (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, each Fund is authorized to spend up to 0.25% of its average daily net assets annually with respect to each class of the Fund's Shares to reimburse the Distributor for such activities, which are summarized in the Prospectus. For the fiscal periods ended December 31, 1995 and December 31, 1994, no distribution costs were incurred by the Funds.

     The Plan, together with the Distribution Agreement, will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Plan and the Distribution Agreement, the Directors must determine that the Plan is in the best interest of the shareholders of each Fund. The Plan was approved by Furman Selz, as sole shareholder of High Yield, Global Debt and Emerging Markets Funds, on December 29, 1993 and on October 17, 1994 with respect to the Global Convertible and Latin America Total Return Funds. The Plan, together with the Distribution Agreement, was unanimously re-approved by the Company's Board of Directors on December 21, 1995 with respect to all the Funds. The Plan, as amended to reflect each Fund's Advisor Shares, was re-approved by the Company's Board of Directors on _____, 1996.


     The Plan requires that, at least quarterly, the Board of Directors must review a written report prepared by the Treasurer of the Company enumerating the amounts expended and purposes therefor under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such Qualified Directors.




              ADMINISTRATION, CUSTODY AND TRANSFER AGENCY SERVICES

     Furman Selz provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to a Fund Administration Agreement dated as of February 7, 1994 (the "Administration Agreement") with respect to the High Yield, Global Debt and Emerging Markets Funds, as supplemented as of February 8, 1995 with respect to the Global Convertible and Latin America Total Return Funds. The services provided by and the fees payable to Furman Selz for such services are described in the Prospectus. The Administration Agreement was recently re-approved by the Company's Board of Directors on December 21, 1995 and will continue in effect until February 6, 1997 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act).

     Pursuant to the Administration Agreement, Furman Selz performs certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Company's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. Furman Selz also furnishes office space and certain facilities reasonably necessary for the performance of its services under the Administration Agreement, and provides the office space, facilities, equipment and personnel necessary to perform the following services for the Company; Securities and Exchange Commission ("Commission") compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Company operations, including custodian, accountants and counsel and other parties performing services or operational functions for the Company. Pursuant to the Administration Agreement, the Company pays Furman Selz a monthly fee which on an annualized basis will not exceed .15% of the average daily net assets of the Company.

     For the fiscal year ended December 31, 1995, Furman Selz was entitled to fees of $536,814 for the High Yield Fund and $52,016 for the Emerging Markets Fund. Of such fees earned, Furman Selz waived $268,407 and $26,008 for the High Yield Fund and the Emerging Markets Fund, respectively.

     For the fiscal period ended December 31, 1994, Furman Selz was entitled to fees of $209,211 for the High Yield Fund and $26,454 for the Emerging Markets Fund. Of such fees earned, Furman Selz waived $104,606 and $15,613 for the High Yield Fund and the Emerging Markets Fund, respectively.


     Furman Selz serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a Transfer Agency Agreement dated as of February 7, 1994 (the "Transfer Agency Agreement") with respect to the High Yield, Global Debt and Emerging Markets Funds, as supplemented as of February 8, 1995 with respect to the Global Convertible and Latin America Total Return Funds. Under the Transfer Agency Agreement, Furman Selz has agreed, among other things, to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning the Funds' operations. Under the Transfer Agency Agreement, Furman Selz is entitled to a fee of $15.00 per account per year. The Transfer Agency Agreement was recently re-approved at the December 21, 1995 Board of Directors Meeting and continues in effect until February 6, 1997 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice. For the fiscal year December 31, 1995, Furman Selz was entitled to fees of $21,360 and $4,418 for the High Yield Fund and the Emerging Markets Fund, respectively. For the fiscal period ended December 31, 1994, Furman Selz was entitled to fees of $9,110 and $3,407 for the High Yield Fund and the Emerging Markets Fund, respectively. Of such fees earned in 1994, Furman Selz waived $949 for the High Yield Fund and $291 for the Emerging Markets Fund for this period.


     The Chase Manhattan Bank, N.A. (the "Custodian") serves as the Company's custodian pursuant to custodian agreements with the Company dated February 7, 1994 with respect to the High Yield, Global Debt and Emerging Markets Funds, and February 8, 1995 with respect to the Global Convertible and Latin America Total Return Funds (the "Custodian Agreements"). The Custodian is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. Under the Custodian Agreements, the Custodian has agreed to (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence by security brokers and others relating to its duties; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. The Custodian is authorized under the Custodian Agreements to establish separate accounts for the Funds' foreign securities with subcustodians, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreements. The Custodian is entitled to receive monthly fees under the Custodian Agreements based upon the types of assets held by each Fund, at the annual rate of .0865% on the first $10 million and .05% on amounts in excess thereof for assets held in the United States and .20% on the first $10 million and .15% on amounts in excess thereof for assets held outside the United States, except that with respect to assets held in certain emerging market countries, the annual fee shall be .30% of such Fund's assets held in the particular type of security.


     For the fiscal year ended December 31, 1995 the Custodian received $233,846 and $43,367 from the High Yield and Emerging Markets Funds, respectively. The Custodian received $88,865 from the High Yield Fund and $40,949 from the Emerging Markets Fund for the fiscal period ended December 31, 1994.



                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. The High Yield Fund and the Emerging Markets Fund did not pay any brokerage commissions for the fiscal periods ended December 31, 1995 and December 31, 1994.

     Fixed-income and certain short-term securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

     Trading practices in certain emerging market and Latin American countries are significantly different from those in the United States, and these differences may have adverse consequences on the investment operations of the Emerging Markets, Global Debt, Global Convertible and Latin America Total Return Funds. Brokerage commissions and other transaction costs on the securities exchanges of emerging market and Latin American countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in emerging market countries are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


     Factors relating to brokers in emerging market and Latin American countries may also expose the Funds' to risks in connection with the execution of portfolio transactions. There may be less government supervision and regulation of securities exchanges and brokers in these countries than exists in the United States. Brokers in these countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss in the event of such failure.


     Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

     Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                               PURCHASE OF SHARES

     For information pertaining to the manner in which shares of each class of each Fund are offered to the public, see "Purchase of Shares" in the Prospectus. The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company. The officers of the Company may, from time to time, waive the minimum initial and subsequent investment requirements.


                              REDEMPTION OF SHARES

     For information pertaining to the manner in which each class of each Fund may be redeemed, see "Redemption of Shares" in the Prospectus. The Company may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the Commission,
(ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

     The Company has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Company's Prospectus under "Net Asset Value" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

     No charge is made by a Fund for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund.


                            PERFORMANCE CALCULATIONS

     The Company may from time to time quote various performance figures to illustrate the past performance of each class of shares of its Funds. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of the Commission methods for computing performance follows.

TOTAL RETURN

     A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:


          P (1+T) to the power of n = ERV

Where:      P    =    a hypothetical initial payment of $1,000
            T    =    average annual total return
            n    =    number of years
            ERV  =    ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the stated period

     Each Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the High Yield Fund). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses, payable by such class that were not borne by the Fund prior to the introduction of such class.


     All of the outstanding shares of the Funds were reclassified as "Select Shares" as of _______, 1996, and Funds began to offer a new class of shares, "Advisor Shares." The percentages shown in the tables below are based on the fees and expenses actually paid by each Fund for the periods presented, rather than the fees and expenses currently payable by each class of shares, which in certain cases are different (as indicated in the footnotes to the tables).


     The following tables set forth the average annual total returns for each class of shares of each of the High Yield Fund and the Emerging Markets Fund for certain time periods ended December 31, 1995.


                              High Yield Fund
                              ---------------
                            Select        Advisor
                            Shares        Shares
                            ------        ------
 1 year                     17.72%        17.72%
 5 years
 10 years
--------------------
* The return figures do not reflect the distribution and service fees currently paid with respect to the Advisor Shares of the Fund.



                              Emerging Markets Fund
                              ---------------------
                              Select           Advisor
                              Shares           Shares
                              ------           -------
 1 year                       23.38%           23.38%*
 since inception               9.84%            9.84%
 (March 8, 1994)

------------------
* The return figures do not reflect the distribution and service fees currently paid with respect to the Advisor Shares of the Fund.

     As described in the Prospectus under the caption "Expense Information," the High Yield Fund and the Emerging Markets Funds have been and still are subject to certain fee waivers. Absent such waivers, the returns shown above would be lower.


     The Funds may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

          Aggregate Total Return  =  [ (  ERV  )- 1 ]
                                          ---
                                           P

     In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the Commission and can be expressed as follows:

               Yield =  2[(  a-b  ) + 1)to the power of 6 -1]
                           -------
                              cd
Where:      a =  dividends and interest earned during the period.

            b =  expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The 30-day yield (before reclassification of the existing shares of each Fund to "Select Shares" and the offering of Advisor Shares) for the High Yield Fund and the Emerging Markets Fund for the period ended December 31, 1995, was 11.29% and 9.19%, respectively.

     The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance data reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, MORNINGSTAR, MUTUAL FUND VALUES, THE WALL STREET JOURNAL, THE NEW YORK TIMES and U.S.A. TODAY.

                    ADDITIONAL INFORMATION CONCERNING TAXES


     The following discussion is only a brief summary of certain additional tax considerations affecting the Company, its Funds and its shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.

IN GENERAL

     Each Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to continue to so qualify. Qualification as a RIC requires, among other things, that each Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer.

     Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Gain or loss, if any, on the sale or other disposition of shares of each of the Funds will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share, or shall be disallowed to the extent of any exempt-interest dividend. Currently, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains is limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at the same rates as ordinary income) is 39.6%.

     Each Fund's investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, each Fund's treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

     Absent a tax election to the contrary, each such Section 1256 position held by the Funds will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Portfolios' fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Funds. The acceleration of income on Section 1256 positions may require the Funds to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Funds may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

     When the Funds hold options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

     As a regulated investment company, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Funds' ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Funds, resulting in additional short-short income for the Funds.

     Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

     Each Fund is likely to make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in certain Brady Bonds or other obligations having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. Each Fund intends to elect to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

     The tax treatment of certain securities in which each Fund may invest is not free from doubt and it is possible that an Internal Revenue Service ("IRS") examination of the issuers of such securities or of the Fund could result in adjustments to the income of a Fund. An upward adjustment by the IRS to the income of a Fund may result in the failure of such Fund to satisfy the 90% distribution requirement described in the Prospectus necessary for such Fund to maintain its status as a regulated investment company under the Code. In such event, a Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not a Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of a Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.

     Certain of a Fund's investments in structured products may, for federal income tax purposes, constitute investments in shares of foreign corporations. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either a Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If a Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and calendar year distribution requirements described above. Because of the expansive definition of a PFIC, it is possible that a Fund may invest a portion of its assets in PFICs. It is not anticipated, however, that the portion of such Fund's assets invested in PFICs will be material.

     Legislation pending in the U.S. Congress, although not part of the enacted Omnibus Budget Reconciliation Act of 1993, would unify and, in certain cases, modify the anti-deferral rules contained in various provisions of the Code, including the provisions dealing with PFICs, related to the taxation of U.S. shareholders of foreign corporations. In the case of a passive foreign company, as defined in the proposed legislation ("PFC"), having "marketable stock", the proposed legislation would require U.S. shareholders, such as the Company, owning less than 25% of a PFC that is not U.S.-controlled to mark-to-market the PFC stock annually, unless the shareholders elected to include in income currently their proportionate shares of the PFC's income and gain. Otherwise, U.S. shareholders would be treated substantially the same as under current law. Special rules applicable to mutual funds would classify as "marketable stock" all stock in PFCs held by the Fund; however, the Company would not be liable for tax on income from PFCs that is distributed to its shareholders. It is unclear if or when the proposed legislation will become law and if it is enacted the form it would take. On March 31, 1992, the Internal Revenue Service ("IRS") released proposed regulations providing a mark-to-market election for regulated investment companies that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years beginning after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Funds is unclear.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Because section

988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividends distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

BACKUP WITHHOLDING

     The Funds may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish a Fund with the payee's correct taxpayer identification number,
(ii) the Internal Revenue Service notifies a Fund that the payee has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

     Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.


                              SHAREHOLDER SERVICES

     The following supplements the information regarding shareholder services set forth in the Company's Prospectus relating to the Funds:

EXCHANGE PRIVILEGE

     Shares of each class of any Fund of the Company may be exchanged for shares of the same class of any of the other Funds or any of the Company's other portfolios provided that, with respect to Select Shares, a shareholder exchanges shares with a value of at least $50,000. Exchange requests with respect to Select Shares should be sent to The OFFITBANK Investment Fund, Inc., 237 Park Avenue, Suite 910, New York, New York 10017. Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange, a shareholder should consider the investment objective of the Fund or portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to 4:15 p.m. (New York time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Expedited exchanges may, upon 60 days' notice to shareholders, also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Company and its shareholders. A Shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.

     For federal income tax purposes, an exchange between Funds or portfolios of the Company is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Company's, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds or portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Company's Funds or other portfolios to another person by written request to The OFFITBANK Investment Fund, Inc. at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                               GENERAL INFORMATION

CAPITAL STOCK

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional investment portfolios, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Company, any other single Fund (e.g., approval of Advisory Agreements) or any single class of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required, are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund or of the class of shares of the Fund, if a class vote is required. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


     Each share of each class of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a class of a Fund are entitled to receive the assets allocable to that class of shares of such Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

CERTAIN OWNERS OF SHARES OF THE COMPANY

     As of February 16, 1996, the following persons owned of record or beneficially 5% or more of the outstanding shares of a Fund of the Company:

EMERGING MARKETS FUND             SHARES OWNED        PERCENTAGE
---------------------             ------------        ----------


Jack Nash                         439,459.36          6.74%
C/O Odyssey Partners LP
31 West 52nd Street
New York, NY  10019


The Nash Family Partnership       525,066.58          8.06%
C/O Odyssey Partners LP
31 West 52nd Street
New York, NY  10019


Mall Investment LP                472,589.79          7.25%
215 Keo Way
Des Moines, IA  50309


Jacques Leviant                   410,917.63          6.31%
70 Murray Lane
Southhampton, NY  11968


INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP serves as the independent accountants for the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                THE OFFITBANK INVESTMENT FUND, INC.
            OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND
                STATEMENT OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995



ASSETS:

           Cash                                                  $33,333
                                                                 -------

           Total Assets                                          $33,333
                                                                 -------

LIABILITIES:

Commitments (Notes 1 and 2)                                      -------

NET ASSETS:

     (3,333 shares of OFFITBANK Investment Grade Global
     Debt Fund, of $.001 par value of common stock issued and
     outstanding)                                                $33,333
                                                                 -------

     Net Asset Value per share                                   $ 10.00
                                                                 -------


                   NOTES TO FINANCIAL STATEMENT

NOTE 1

   OFFITBANK Investment Grade Global Debt Fund (the "Fund") is a separate non-diversified Portfolio of The OFFITBANK Investment Fund Inc. (the "Company") which was incorporated in Maryland on September 8, 1993. The Fund has had no operations other than those relating to organizational matters and the issuance of 3,333 Common Shares to Furman Selz LLC ("Ferman Selz"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). OFFITBANK has agreed to pay the Fund's organizational expenses. In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by Furman Selz prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata shares (based on the proportionate shares of the initial shares redeemed to the total number of original shares outstanding at the time of such redemption) of the then unamortized organizational expenses as of the date of such redemption.

NOTE 2

   The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with OFFITBANK (the "Adviser"). The Investment Advisory Agreement provides for the Fund to pay the Adviser an investment advisory fee calculated and accrued daily and paid monthly at the annual rate of .80% on the first $200,000,000 of net assets and .70% on amounts in excess thereof of the Fund's average daily net assets. The Adviser will provide portfolio management and certain administrative, clerical and bookkeeping services for the Fund.

   Furman Selz provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's
Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangement with its custodian and assistance in the preparation of the Company's Registration Statements under federal and state laws. Pursuant to the Administration Agreement, the Fund will pay Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Fund.

   The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. Under the Distribution Agreement, the
Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectus, statement of additional information and report to shareholders.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
The OFFITBANK Investment Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of OFFITBANK Investment Grade Global Debt Fund (the "Fund"), a separate portfolio of The OFFITBANK Investment Fund, Inc., at December 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
New York, New York
February 28, 1996

                THE OFFITBANK INVESTMENT FUND, INC.
                 OFFITBANK NATIONAL MUNICIPAL FUND
                STATEMENT OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1995



ASSETS:

           Cash                                                  $    50
                                                                      --

           Deferred Organization expenses (Note 1)                25,000
                                                                 -------

           Total Assets                                           25,050
                                                                 -------

LIABILITIES:

           Organization expenses payable (Note 1)                 25,000
                                                                 -------

Commitments (Notes 1 and 2)                                      -------

NET ASSETS:

     (5 shares of OFFITBANK National Municipal Fund,
     of $.001 par value of common stock issued and
     outstanding)                                                $    50
                                                                      --

     Net Asset Value per share                                   $ 10.00
                                                                 -------


                   NOTES TO FINANCIAL STATEMENT

NOTE 1

   OFFITBANK National Municipal Fund (the "Fund") is a separate non-diversified Portfolio of The OFFITBANK Investment Fund Inc. (the "Company") which was incorporated in Maryland on September 8, 1993. The Fund has had no operations other than those relating to organizational matters and the issuance of 5 Common Shares to Furman Selz LLC ("Ferman Selz"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by Furman Selz prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata shares (based on the proportionate shares of the initial shares redeemed to the total number of original shares outstanding at the time of such redemption) of the then unamortized organizational expenses as of the date of such redemption. In the event that the Fund liquidates before the deferred organizational expenses are full amortized, Furman Selz shall bear such unamortized deferred organizational expenses.

NOTE 2

   The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with OFFITBANK (the "Adviser"). The Investment Advisory Agreement provides for the Fund to pay the Adviser an investment advisory fee calculated and accrued daily and paid monthly at the annual rate of .40% of the Fund's average daily net assets. The Adviser will provide portfolio management and certain administrative, clerical and bookkeeping services for the Fund.

   Furman Selz provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's
Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangement with its custodian and assistance in the preparation of the Company's Registration Statements under federal and state laws. Pursuant to the Administration Agreement, the Fund will pay Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Fund.

   The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectus, statement of additional information and report to shareholders.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
The OFFITBANK Investment Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of OFFITBANK
National Municipal Fund (the "Fund"), a separate portfolio of The
OFFITBANK Investment Fund, Inc., at December 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
New York, New York
February 28, 1996

                THE OFFITBANK INVESTMENT FUND, INC.
                 OFFITBANK CALIFORNIA MUNICIPAL FUND
                STATEMENT OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1995



ASSETS:

           Cash                                                  $    50
                                                                      --

           Deferred Organization expenses (Note 1)                25,000
                                                                 -------

           Total Assets                                           25,050
                                                                 -------

LIABILITIES:

           Organization expenses payable (Note 1)                 25,000
                                                                 -------

Commitments (Notes 1 and 2)                                      -------

NET ASSETS:

     (5 shares of OFFITBANK National Municipal Fund,
     of $.001 par value of common stock issued and
     outstanding)                                                $    50
                                                                      --

     Net Asset Value per share                                   $ 10.00
                                                                 -------

                   NOTES TO FINANCIAL STATEMENT

NOTE 1

   OFFITBANK California Municipal Fund (the "Fund") is a separate non-diversified Portfolio of The OFFITBANK Investment Fund Inc. (the "Company") which was incorporated in Maryland on September 8, 1993. The Fund has had no operations other than those relating to organizational matters and the issuance of 5 Common Shares to Furman Selz LLC ("Ferman Selz"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by Furman Selz prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata shares (based on the proportionate shares of the initial shares redeemed to the total number of original shares outstanding at the time of such redemption) of the then unamortized organizational expenses as of the date of such redemption. In the event that the Fund liquidates before the deferred organizational expenses are full amortized, Furman Selz shall bear such unamortized deferred organizational expenses.

NOTE 2

   The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with OFFITBANK (the "Adviser"). The Investment Advisory Agreement provides for the Fund to pay the Adviser an investment advisory fee calculated and accrued daily and paid monthly at the annual rate of .40% of the Fund's average daily net assets. The Adviser will provide portfolio management and certain administrative, clerical and bookkeeping services for the Fund.

   Furman Selz provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangement with its custodian and assistance in the preparation of the Company's Registration Statements under federal and state laws. Pursuant to the Administration Agreement, the Fund will pay Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Fund.

   The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectus, statement of additional information and report to shareholders.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
The OFFITBANK Investment Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of OFFITBANK California Municipal Fund (the "Fund"), a separate portfolio of The
OFFITBANK Investment Fund, Inc., at December 31, 1995, in conformity with generally accepted accounting principles, This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
New York, New York
February 28, 1996

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (2.34%)
  CORPORATE BONDS
     Fairchild Industries Inc. Sr Notes, 12.25%, 02/01/99.......................  $     1,250,000         $   1,300,000
     Sequa Corp. Sr Notes, 8.75%, 12/15/01......................................        4,800,000             4,536,000
     Sequa Corp. Sr Sub Notes, 9.375%, 12/15/03.................................        1,000,000               932,500
     Tracor, Inc. Sr Sub Notes, 10.875%, 08/15/01...............................        2,000,000             2,055,000
     UNC, Inc. Sr Notes, 9.125%, 07/15/03.......................................        2,450,000             2,376,500
                                                                                                          -------------
                                                                                                             11,200,000
                                                                                                          -------------
BROADCAST/TELECOMMUNICATIONS (13.33%)
  CORPORATE BONDS
     Adelphia Communications Sr Notes, 9.50%, 02/15/04..........................        2,095,000(5)          1,738,850
     Cablevision Industries Corp. Sr Notes, 10.75%, 01/30/02....................        2,000,000             2,180,000
     Cablevision Systems Corp. Sr Sub Notes, 10.75%, 04/01/04...................        1,000,000             1,057,500
     Cablevision Systems Corp. Sr Sub Notes, 9.25%, 11/01/05....................        3,000,000             3,116,250
     Centennial Cellular Corp. Sr Notes, 8.875%, 11/01/01.......................        5,500,000             5,403,750
     Century Communications Corp. Sr Notes, 9.75%, 02/15/02.....................        4,500,000             4,680,000
     Continental Cablevision, Inc. Sr Sub Notes, 10.625%, 06/15/02..............        2,250,000             2,430,000
     Fundy Cable Ltd. Sr Notes, 11.00%, 11/15/05................................        2,000,000             2,090,000
     Granite Broadcasting Corp. Sr Sub Notes, 10.375%, 05/15/05.................        2,000,000             2,050,000
     Le Groupe Videotron Ltee. Sr Notes, 10.625%, 02/15/05......................        1,000,000             1,066,250
     MobileMedia Communications Sr Sub Notes, 9.375%, 11/01/07..................        2,000,000             2,060,000
     Paging Network Sr Sub Notes, 10.125%, 08/01/07.............................        5,000,000             5,443,750
     Pan Am Sat, L.P. Sr Notes, 9.75%, 08/01/00.................................        2,000,000             2,115,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.625%, 08/01/02...        2,000,000             2,100,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.65%, 01/15/14....        2,000,000(A)          1,282,521
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 10.00%, 03/15/05...        3,000,000             3,210,000
     SCI Television Inc. 1st Secured Loan Fac., 7.50/9.50%, 06/30/98............        3,087,800(3)          3,087,800
     Sinclair Broadcast Group Sr Sub Notes, 10.00%, 09/30/05....................        3,000,000             3,067,500
     Storer Communications Inc. Sub Debs., 10.00%, 05/15/03.....................        3,000,000             3,003,750
     Telemundo Group Sr Notes, 10.25%, 12/30/01.................................        2,000,000             1,980,000
     TeleWest Plc Debs., 0/11.00%, 10/01/07.....................................        7,000,000(3)          4,208,750
     Videotron Holdings Sr Discount Notes, 0/11.125%, 07/01/04..................        2,500,000(3)          1,731,250
     Videotron Ltee. Sr Sub Notes, 10.25%, 10/15/02.............................        2,500,000             2,637,500
  PREFERRED STOCKS
     Cablevision Systems Corp. Pfd., 11.75% Series G............................           20,000             2,100,000
                                                                                                          -------------
                                                                                                             63,840,421
                                                                                                          -------------
CHEMICALS (4.77%)
  CORPORATE BONDS
     Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05......................        1,500,000             1,546,875
     Freeport-McMoran Resource Partners, L.P. Sr Sub Notes, 8.75%, 02/15/04.....        2,000,000             2,050,000
     Harris Chemical North America, Inc. Sr Notes, 0/10.25%, 07/15/01...........        5,000,000(3)          4,800,000
     Sherritt Gordon Ltd. Notes, 9.75%, 04/01/03................................        2,500,000             2,643,750
     Sherritt, Inc. Sr Notes, 11.00%, 03/31/04..................................        3,000,000(A)          2,365,634
     Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00................................        3,500,000             3,386,961
     Terra Industries Inc. Sr Notes, 10.50%, 06/15/05...........................        3,000,000             3,307,500
     Uniroyal Chemical Co., Inc. Sr Notes, 9.00%, 09/01/00......................        2,750,000             2,750,000
                                                                                                          -------------
                                                                                                             22,850,720
                                                                                                          -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
CONSUMER GROUPS (5.24%)
  CORPORATE BONDS
     Borg-Warner Security Corp. Sr Sub Notes, 9.125%, 05/01/03..................  $     1,500,000         $   1,365,000
     Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05.......................        6,500,000             6,426,875
     Regency Health Services Sr Sub Notes, 9.875%, 10/15/02.....................        2,000,000             1,985,000
     Revlon Inc. Sr Debs., 10.875%, 07/15/10....................................        3,800,000             3,876,000
     Samsonite Corp. Sr Notes, 11.125%, 07/15/05................................        1,500,000             1,470,000
     Sealy Corp Sr Sub Notes, 9.50%, 05/01/03...................................        2,200,000             2,233,000
     Tultex Corp. Sr Notes, 10.625%, 03/15/05...................................        1,400,000             1,424,500
     Westpoint Stevens, Inc. Sr Notes, 8.75%, 12/15/01..........................        2,500,000             2,506,250
  PREFERRED STOCKS
     Foxmeyer Health Corp. Pfd. $4.20 Series A..................................           75,558(5)          2,823,980
     Pantry Pride Inc. Pfd. $14.875 Series B....................................           10,000             1,025,000
                                                                                                          -------------
                                                                                                             25,135,605
                                                                                                          -------------
FINANCIAL SERVICES/INSURANCE (6.27%)
  CORPORATE BONDS
     American Annuity Group Inc. Sr Sub Notes, 11.125%, 02/01/03................        3,000,000             3,240,000
     Americo Life Inc. Sr Notes, 9.25% 06/01/05.................................        2,500,000             2,375,000
     First City Financial Sr Sub Notes, 9.00%, 09/30/97.........................        5,079,400             5,066,702
     Keystone Group Inc. Sr Secured Notes, 9.75%, 09/01/03......................        1,000,000               965,000
     Navistar Financial Corp. Sr Sub Notes, 8.875%, 11/15/98....................        2,500,000             2,525,000
     Penn Central Corp. Sr Notes 10.625%, 04/15/00..............................        3,500,000             3,783,381
     Phoenix Re Corp. Sr Notes, 9.75%, 08/15/03.................................        1,000,000             1,067,500
     Presidential Life Corp. Sr Notes, 9.50%, 12/15/00..........................        2,500,000             2,600,000
     Reliance Group Holdings, Inc. Sr Notes, 9.75%, 11/15/03....................        5,000,000             5,150,000
     Terra Nova Holdings Sr Notes, 10.75%, 07/01/05.............................        3,000,000             3,270,000
                                                                                                          -------------
                                                                                                             30,042,583
                                                                                                          -------------
FOREST & PAPER PRODUCTS (9.15%)
  CORPORATE BONDS
     Crown Paper Co. Sr Sub Notes, 11.00%, 09/01/05.............................        3,000,000             2,625,000
     Doman Industries Ltd. Sr Notes, 8.75%, 03/15/04............................        2,000,000             1,920,000
     Fort Howard Corp. Pass Thru Cert., 11.00%, 01/02/02........................        2,341,543             2,438,132
     Fort Howard Corp. Sr Sub Notes, 9.00%, 02/01/06............................        3,000,000             2,947,500
     Fort Howard Corp. Variable Term Loan, 8.82%, 12/31/02......................        2,500,000(4)(6)       2,506,250
     Fort Howard Corp. Variable Term Loan, 8.88%, 12/31/02......................        2,500,000(4)(6)       2,506,250
     Maxxam Group Inc. Sr Secured Notes, 11.25%, 08/01/03.......................        2,350,000             2,291,250
     Rainy River Forest Products Sr Notes, 10.75%, 10/15/01.....................        2,000,000             2,195,000
     Repap New Brunswick Sr Notes Floating Rate Bonds, 9.25%, 07/15/00..........        2,000,000(6)          2,000,000
     Repap Wisconsin Inc. 1st Priority Sr Secured Notes, 9.25%, 02/01/02........        5,000,000             4,750,000
     Stone-Consolidated Corp. Sr Secured Notes, 10.25%, 12/15/00................        2,500,000             2,675,000
     Stone Container Corp. Sr Notes, 9.875%, 02/01/01...........................        4,000,000             3,880,000
     Stone Container Corp. Sr Secured Notes, 10.75%, 10/01/02...................        2,000,000             2,080,000
     Stone Container Corp. Sr Sub Notes, 11.00%, 08/15/99.......................        3,500,000             3,447,500
     Tembec Finance Corp. Sr Notes, 9.875%, 09/30/05............................        2,000,000             1,970,000
  CONV. CORPORATE BONDS
     Repap Enterprise Conv. Debs., 9.00%, 06/30/98..............................        5,000,000(A)          3,609,381
                                                                                                          -------------
                                                                                                             43,841,263
                                                                                                          -------------

                                      F-2

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
GENERAL INDUSTRIES/MANUFACTURING (12.54%)
  CORPORATE BONDS
     American Standard Sr Sub Notes, 0/10.50%, 06/01/05.........................  $     6,000,000(3)      $   5,130,000
     Calmar Inc. Sr Notes, 11.50%, 08/15/05 (144A)..............................        2,500,000(2)          2,537,500
     CMI Industries Inc. Sr Sub Notes, 9.50%, 10/01/03..........................        2,000,000             1,600,000
     Communication and Power Industries Sr Sub Notes, 12.00%, 08/01/05..........        2,500,000             2,568,750
     Computervision Industries Sr Notes, 11.375%, 08/15/99......................          975,000             1,028,625
     Dal-Tile Sr Secured Notes, 0.00%, 07/15/98.................................        3,465,000             2,633,400
     Dominion Textile (USA) Inc. Guaranteed Sr Notes, 8.875%, 11/01/03..........        2,500,000             2,468,750
     Envirosource Inc. Sr Notes, 9.75%, 06/15/03................................        2,000,000             1,770,000
     Envirotest System Corp. Sr Notes, 9.125%, 03/15/01.........................        1,500,000             1,245,000
     Essex Group Sr Notes, 10.00%, 05/01/03.....................................        4,000,000             3,920,000
     Harvard Industries Sr Notes, 11.125%, 08/01/05.............................        2,000,000             2,035,000
     Howmet Corp. Sr Sub Notes, 10.00%, 12/01/03 (144A).........................        1,000,000(2)          1,047,500
     Lone Star Industries, Inc. Sr Notes, 10.00%, 07/31/03......................        3,000,000             3,030,000
     Norcal Waste Systems Sr Notes, 12.50%, 11/15/05............................        3,000,000             3,030,000
     Nortek Inc. Sr Sub Notes, 9.875%, 03/01/04.................................        1,500,000             1,395,000
     NVR Inc. Sr Notes, 11.00%, 04/15/03........................................        1,000,000             1,005,000
     Schuller International Group Inc. Sr Notes, 10.875%, 12/15/04..............        1,500,000             1,687,500
     Scotsman Group Sr Notes, 9.50%, 12/15/00...................................        3,000,000             3,000,000
     Talley Manufacturing & Technology Inc. Sr Notes, 10.75%, 10/15/03..........        2,000,000             2,005,000
     Unisys Corp. Sr Notes, 10.625%, 10/01/99...................................        3,000,000             2,655,000
     U.S. Leather Inc. Sr Notes, 10.25%, 07/31/03...............................        1,000,000               740,000
     Walbro Corp. Sr Notes, 9.875%, 07/15/05....................................        2,000,000             1,980,000
     Walter Industries Sr Notes, 12.19%, 03/15/00...............................        8,000,000             8,100,000
     World Color Press, Inc. Sr Sub Notes, 9.125%, 03/15/03.....................        3,380,000             3,481,400
                                                                                                          -------------
                                                                                                             60,093,425
                                                                                                          -------------
HOTELS & GAMING (4.55%)
  CORPORATE BONDS
     Bally Park Place Funding 1st Mtg. Notes, 9.25%, 03/15/04...................        5,000,000             5,050,000
     Four Seasons Hotel Sr Notes, 9.125%, 07/01/00 (144A).......................        3,000,000(2)          2,985,000
     Grand Casino's 1st Mtg. Notes, 10.125%, 12/01/03...........................        1,000,000             1,042,500
     Hollywood Casino Sr Notes, 12.75%, 11/01/03................................        1,500,000             1,355,625
     John Q Hammons Hotel 1st Mtg. Notes, 9.75%, 10/01/05 (144A)................        5,000,000(2)          5,018,750
     Mohegan Tribal Gaming Authority Sr Notes, 13.50%, 11/15/02 (144A)..........        2,000,000(2)          2,170,000
     Prime Hospitality Corp. Sr Secured Notes, 10.00%, 07/31/99.................        4,211,333             4,190,276
                                                                                                          -------------
                                                                                                             21,812,151
                                                                                                          -------------
METALS/MINING/IRON/STEEL (4.18%)
  CORPORATE BONDS
     AK Steel Corp. Sr Notes, 10.75%, 04/01/04..................................        1,500,000             1,661,250
     ARMCO Inc. Sr Notes, 7.875% 12/15/96.......................................          200,000               196,000
     ARMCO Inc. Sr Notes, 9.375%, 11/01/00......................................        5,000,000             4,950,000
     Bethlehem Steel Corp. Sr Notes, 10.375%, 09/01/03..........................        2,000,000             2,125,000
     GS Technologies Corp. Sr Notes, 12.25%, 10/01/05...........................        2,000,000             1,992,500
     Jorgensen Earle M. Co. Sr Notes, 10.75%, 03/01/00..........................        1,600,000             1,472,000
     Northwestern Steel & Wire Co. Sr Notes, 9.50%, 06/15/01....................        3,000,000             2,947,500
     Republic Engineered Steel 1st Mtg. Notes, 9.875%, 12/15/01.................        1,500,000             1,346,250
     Wheeling-Pittsburgh Corp. Sr Notes, 9.375%, 11/15/03.......................        3,500,000             3,333,750
                                                                                                          -------------
                                                                                                             20,024,250
                                                                                                          -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
OIL/GAS (6.87%)
  CORPORATE BONDS
     Clark R & M Holdings Sr Notes, 0.00%, 02/15/00.............................  $     7,000,000         $   4,655,000
     Columbia Gas Systems Inc. 6.39%, Series A 11/28/00.........................          267,000               271,457
     Columbia Gas Systems Inc. 6.61%, Series B 11/28/02.........................          264,000               269,832
     Columbia Gas Systems Inc. 6.80%, Series C 11/28/05.........................          264,000               271,439
     Columbia Gas Systems Inc. 7.05%, Series D 11/28/07.........................          264,000               272,346
     Columbia Gas Systems Inc. 7.32%, Series E 11/28/10.........................          264,000               272,454
     Crown Central Petroleum Sr Notes, 10.875%, 02/01/05........................        2,400,000             2,520,000
     Giant Industries Inc. Guaranteed Sr Sub Notes, 9.75%, 11/15/03.............        1,800,000             1,818,000
     Gulf Canada Resources, Ltd. Sr Sub Debs., 9.25%, 01/15/04..................        1,500,000             1,553,484
     Maxus Energy Medium Term Notes, 11.02%, 05/15/01...........................        1,000,000             1,010,000
     Maxus Energy Sr Notes, 9.875%, 10/15/02....................................        1,000,000             1,006,250
     Presidio Oil Co. Sr Notes, 11.50%, 09/15/00................................        1,000,000(1)          1,045,000
     Presidio Oil Co. Gas Index Notes, 13.25%, 07/15/02.........................        1,000,000(1)            680,000
     Rowan Sr Sub Notes, 11.875%, 12/01/01......................................        2,500,000             2,693,750
     TransTexas Gas Corp. Sr Notes, 11.50%, 06/15/02............................        4,000,000             4,130,000
     Triton Energy Corp. Sr Sub Disc. Notes, 0/9.75%, 12/15/00..................        2,500,000(3)          2,331,250
     Triton Energy Corp. Sr Sub Disc. Notes, 0.00%, 11/01/97....................        1,500,000             1,293,750
     Tuboscope Vetco Sr Sub Notes, 10.75%, 04/15/03.............................        1,000,000               992,500
     Wainoco Oil Corp. Sr Notes, 12.00%, 08/01/07...............................        2,000,000             1,955,000
     Wilrig As Sr Secured Notes, 11.25%, 03/15/04...............................        1,200,000             1,311,000
  PREFERRED STOCKS
     Columbia Gas Systems Inc. 5.22% Dividend Enhanced Conv. Stock..............            4,535               179,133
  CONV. PREFERRED STOCKS
     Columbia Gas Systems Inc. 7.89% Pfd........................................            7,405               177,720
  CONV. EURODOLLAR BONDS
     Reading & Bates Energy Co. Conv. Eurobonds, 8.00%, 12/31/98................        1,765,500             2,180,393
                                                                                                          -------------
                                                                                                             32,889,758
                                                                                                          -------------
PACKAGING/CONTAINERS (3.01%)
  CORPORATE BONDS
     Gaylord Container Sr Notes, 11.50%, 05/15/01...............................        5,000,000             5,150,000
     Owens-Illinois Corp. Sr Sub Notes, 10.00%, 08/01/02........................        2,000,000             2,092,500
     Owens-Illinois Corp. Sr Sub Notes, 10.50%, 06/15/02........................        4,500,000             4,815,000
     Riverwood International Corp. Sr Notes Series II, 10.75%, 06/15/00.........        2,200,000             2,365,000
                                                                                                          -------------
                                                                                                             14,422,500
                                                                                                          -------------
REAL ESTATE (5.18%)
  CORPORATE BONDS
     Granite Development Partners L.P. Sr Notes, 10.83%, 11/15/03...............        1,000,000               800,000
     Host Marriott Properties Sr Notes, 9.50%, 05/15/05.........................        2,000,000             2,042,500
     Mortgage & Realty Trust Sr Notes, 11.125%, 09/29/02........................          500,000               505,000
     Rockefeller Center Properties Sr Notes, 0.00%, 12/31/00....................        9,500,000             5,355,625
     Trizec Finance Sr Notes, 10.875%, 10/15/05.................................        4,000,000             4,125,000
  MORTGAGE BACKED SECURITIES
     RTC Mtg. Tr. Series 1993-N3 CL 4 Mtg. Ln. Bkd. Bonds, 10.50%, 10/15/03
      (144A)....................................................................        5,000,000(2)          5,000,000
     RTC Mtg. Tr. Series 1994-N1 CL 4 Mtg. Ln. Bkd. Bonds, 10.50%, 01/15/04
      (144A)....................................................................        1,250,000(2)          1,253,125
     RTC Mtg. Tr. Series 1994-N2 CL 4 Mtg. Ln. Bkd. Bonds, 10.00%, 12/15/04
      (144A)....................................................................        2,000,000(2)          2,005,000
     RTC Mtg. Tr. Series 1994-C1 CL F Mtg. Ln. Bkd. Bonds, 8.00%, 06/25/26......        2,683,329             2,227,163
     RTC Mtg. Tr. Series 1994-C2 CL G Mtg. Ln. Bkd. Bonds, 8.00%, 04/25/25......        1,827,824             1,507,955
                                                                                                          -------------
                                                                                                             24,821,368
                                                                                                          -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
RETAIL (3.93%)
  CORPORATE BONDS
     Grand Union Co. Sr Notes, 12.00%, 09/01/04.................................  $     1,500,000         $   1,297,500
     National Convenience Realty Co. Secured Notes, 9.50%, 04/30/03.............        2,398,698             2,494,646
     Pathmark Stores Inc. Sr Sub Notes, 9.625%, 05/01/03........................        5,000,000             4,812,500
     Payless Cashways Inc. Sr Sub Notes, 9.125%, 04/15/03.......................        1,200,000               939,000
     Penn Traffic Co. Sr Notes, 10.25%, 02/15/02................................        4,000,000             3,810,000
     Ralph's Grocery Sr Notes, 10.45%, 06/15/04.................................        2,500,000             2,531,250
     TLC Beatrice Int'l Holdings Sr Notes, 11.50%, 10/01/05.....................        3,000,000             2,962,500
                                                                                                          -------------
                                                                                                             18,847,396
                                                                                                          -------------
TRANSPORTATION (4.39%)
  CORPORATE BONDS
     Eletson Holdings Inc. 1st Pfd. Mtg. Notes, 9.25%, 11/15/03.................        2,000,000             1,967,500
     GPA Delaware Inc. Guaranteed Notes, 8.75%, 12/15/98........................        2,500,000             2,343,750
     Moran Transportation Co. 1st Pfd. Mtg. Notes, 11.75%, 07/15/04.............        1,500,000             1,417,500
     Sea Containers Ltd. Sr Notes, 9.50%, 07/01/03..............................        2,600,000             2,600,000
     Stena AB Sr Notes, 10.50%, 12/15/05........................................        3,000,000             3,060,000
     Viking Star Shipping 1st Pfd. Mtg. Notes, 9.625%, 07/15/03.................        2,000,000             2,070,000
  TRUST CERTIFICATES
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series A, 9.80%,
      01/15/00..................................................................          942,000               884,303
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F, 10.15%,
      03/28/03..................................................................        1,000,000               930,000
     U.S. Air Inc. Equipment Trust Certificates 1990 Series A, 11.20%,
      03/19/05..................................................................        3,690,463             3,598,202
     U.S. Air Inc. Equipment Trust Certificates 1990 Series B, 10.33%,
      06/27/02..................................................................          803,000               752,813
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.28%,
      06/27/01..................................................................          837,000               788,873
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B, 9.80%,
      01/15/00..................................................................          654,000               613,125
                                                                                                          -------------
                                                                                                             21,026,066
                                                                                                          -------------
UTILITIES -- ELECTRIC (5.47%)
  CORPORATE BONDS
     Beaver Valley Funding Corp. Debs., 8.625%, 06/01/07........................        1,797,000             1,612,865
     California Energy Inc. Sr Notes, 9.875%, 06/30/03..........................        1,800,000             1,872,000
     Cleveland Electric Illum. Medium Term Notes, 9.25%, 07/29/99...............        1,000,000             1,033,750
     Cleveland Electric Illum. Medium Term Notes, 8.16% 11/30/98................        3,500,000             3,508,750
     Cleveland Electric Illum. 1st Mortgage Bonds, 9.50% 05/15/05...............        1,600,000             1,666,170
     CTC Mansfield Funding Corp. Secured Lease Obligation Bonds, 10.25%,
      03/30/03..................................................................        3,500,000             3,579,013
     Long Island Lighting Co. Debs., 7.125%, 06/01/05...........................        4,000,000             3,849,252
     Tucson Electric Power Company, Springerville Unit 1 Series B-1, 10.21%,
      01/01/09..................................................................          246,185               241,261
     Tucson Electric Power Company, Springerville Unit 1 Series B-2, 10.21%,
      01/01/09..................................................................          370,554               363,143
     Tucson Electric Power Company, Springerville Unit 1 Series B-4, 10.21%,
      01/01/09..................................................................          533,836               523,159
     Tucson Electric Power Company, Springerville Unit 1 Series B-5, 10.21%,
      01/01/09..................................................................        1,128,441             1,105,872
     Tucson Electric Power Company, Springerville Unit 1 Series B-6, 10.21%,
      01/01/09..................................................................        2,548,534             2,497,563
     Tucson Electric Power Company, Springerville Unit 1 Series B-7, 10.21%,
      01/01/09..................................................................          698,465               684,496
  PREFERRED STOCKS
     Long Island Lighting Co. Pfd., 7.95%, 06/01/00 Series AA...................           90,000             2,193,750
     Long Island Lighting Co. Pfd., 8.50%, Series R.............................            3,125               312,500
     Public Service Co. of New Hampshire Pfd., 10.60%, 06/30/97 Series A........           45,000             1,153,125
                                                                                                          -------------
                                                                                                             26,196,669
                                                                                                          -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (3.44%)
     Banco Bozano Simonsen Ltd. CP 12.50%, 02/07/96.............................  $     2,500,000         $   2,500,000
     Ford Motor Credit Co. Commercial Paper, 01/11/96...........................        7,000,000             6,988,664
     General Electric Corp. Commercial Paper, 01/11/96..........................        7,000,000             6,988,664
                                                                                                          -------------
                                                                                                             16,477,328
                                                                                                          -------------
     TOTAL INVESTMENTS (COST $437,732,266) (94.66%).............................                            453,521,503
                                                                                                          -------------
     OTHER ASSETS IN EXCESS OF LIABILITIES (5.34%)..............................                             25,568,878
                                                                                                          -------------
     TOTAL NET ASSETS (100.00%).................................................                          $ 479,090,381
                                                                                                          -------------
                                                                                                          -------------

---------------
(A)  Canadian Dollars

 (1)  Issuer in default.

 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (3)  Step up bond.

 (4)  Illiquid security.

 (5)  Payment in kind security.

 (6)  Interest rate reflected is the rate in effect at December 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL              MARKET
                                                                                        AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT
  ARGENTINA (13.00%)
     Argentina Bote X (10) Floating Rate Bonds, 5.6875%, 04/01/00...............  $        3,022,451(4)   $   2,696,691
     Argentina Brady Floating Rate Bonds, 6.8125%, 03/31/05.....................           2,350,000(4)       1,668,500
     Argentina Brady Par Step-up Bonds, 4.00%/6.00%, 03/31/23...................           1,750,000(3)         995,312
     Argentina Global Bonds, 8.375%, 12/20/03...................................           1,250,000          1,043,750
                                                                                                          -------------
                                                                                                              6,404,253
                                                                                                          -------------
  BRAZIL (19.01%)
     Brazil Brady Capitalization Step-up Bonds, 4.00%/8.00%, 04/15/14...........           2,387,720(3)       1,361,000
     Brazil Brady DCB Floating Rate Bonds, 6.875%, 04/15/12.....................           2,250,000(4)       1,279,687
     Brazil Brady EI Floating Rate Notes, 6.8125%, 04/15/06.....................           2,250,000(4)       1,544,062
     Brazil Brady Par Z Step-Up Bonds, 4.00%/6.00%, 04/15/24....................           2,850,000(3)       1,499,812
     Brazil IDU Floating Rate Notes, 6.6875%, 01/01/01..........................             475,000(4)         408,500
     Brazilian LFT's, 06/01/96..................................................             879,700(a)       1,138,121
     Brazilian NTN-D 6.00%, Dollar Linked 03/15/96..............................           1,517,886(a)       1,612,447
     Brazilian NTN-D 6.00%, Dollar Linked 06/13/96..............................             477,955(a)         519,625
                                                                                                          -------------
                                                                                                              9,363,254
                                                                                                          -------------
  CZECH REPUBLIC (2.88%)
     Czechoslovakian Trade Obchodni Bank Sr Notes, 11.125%, 08/26/97............          37,620,000(c)       1,417,417
                                                                                                          -------------
  ECUADOR (3.67%)
     Ecuador Brady Discount Floating Rate Bonds, 6.8125%, 02/28/25..............             250,000(4)         126,250
     Ecuador Brady Par Step-Up Bonds, 3.00%/5.00%, 02/28/25.....................           3,000,000(3)       1,083,750
     Ecuador Brady PDI Capitalization Bonds, 3.00%, 02/27/15....................           1,787,438            598,791
                                                                                                          -------------
                                                                                                              1,808,791
                                                                                                          -------------
  MEXICO (2.99%)
     UMS Cetes Linked Notes, 11/27/96...........................................           1,450,000          1,473,563
                                                                                                          -------------
  PANAMA (3.78%)
     Panama Loan, 6.6875%, 1989.................................................           2,250,000(2)       1,859,625
                                                                                                          -------------
  PERU (1.45%)
     Peru Citi-Loan.............................................................           1,000,000(2)         715,000
                                                                                                          -------------
AUTOMOBILE PARTS
  MEXICO (3.36%)
     Corporacion Industrial Sanluis 9.125%, 11/16/98............................           1,750,000          1,653,838
                                                                                                          -------------
BANKS (8.29%)
  ARGENTINA
     Banco de Galicia 9.00%, 11/01/03...........................................             500,000            437,500
                                                                                                          -------------
  BRITISH VIRGIN ISLAND
     Banco Fibra Participation 14.00%, 01/22/96.................................             250,000            250,000
                                                                                                          -------------
  CHILE
     Citibank Chilean Peso-Linked Time Deposit, 12.00%, 01/18/96................         201,656,721(b)         495,573
     Citibank Chilean Peso-Linked Time Deposit, 12.00%, 01/18/96................          99,748,716(b)         245,133
                                                                                                          -------------
                                                                                                                740,706
                                                                                                          -------------
  MOROCCO
     Morocco Tranche A Loan, 6.594%, 01/01/09...................................           4,000,000(2)       2,655,000
                                                                                                          -------------
INDUSTRIAL (10.87%)
  ARGENTINA
     Sociedad Comercial del Plata 8.75%, 12/14/98...............................           1,030,000            973,350
                                                                                                          -------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL              MARKET
                                                                                        AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)
  MEXICO
     Alfa Convertible Notes, 8.00%, 09/15/00 (144A).............................  $        1,300,000(1)   $   1,274,000
     DESC Sociedad de Fomento Bonds, 11.00%, 12/15/97 (144A)....................           1,000,000(1)         993,900
     Grupo IRSA 8.375%, 07/15/98 (144A).........................................           1,750,000(1)       1,610,000
     Tubos De Acero De Mexico 13.75%, 12/08/99..................................             500,000            502,355
                                                                                                          -------------
                                                                                                              4,380,255
                                                                                                          -------------
LEASING (1.97%)
  BRAZIL
     Dibens Leasing TR (Referential Rate) + 19.30%, 07/01/97....................               9,300(a)         969,798
                                                                                                          -------------
MANUFACTURING (1.67%)
  MEXICO
     AXA 8.50%, 10/01/98........................................................           1,000,000            825,000
                                                                                                          -------------
MUNICIPAL (3.82%)
  BRAZIL
     State of Minas Gerais 7.875%, 02/10/99 (X-Warrants), (144A)................           2,000,000(1)       1,676,200
     State of Minas Gerais 8.25%, 02/10/00......................................             250,000            205,125
                                                                                                          -------------
                                                                                                              1,881,325
                                                                                                          -------------
PAPER/PULP (4.06%)
  BRAZIL
     Klabin Fabricadora de Papel 10.00%, 12/20/01 (144A)........................             750,000(1)         728,168
                                                                                                          -------------
  MEXICO
     Grupo Industrial Durango 12.00%, 07/15/01..................................           1,450,000          1,270,577
                                                                                                          -------------
RETAIL (1.79%)
  MEXICO
     Controladora Commercial Mexicana 8.75%, 04/21/98...........................           1,000,000            880,000
                                                                                                          -------------
SECURITIES INDUSTRY (0.51%)
  BRAZIL
     Banco Bozano Simonsen 13.00%, 04/02/96.....................................             250,000            250,000
                                                                                                          -------------
STEEL (5.78%)
  MEXICO
     Grupo IMSA 8.75%, 07/07/98 (144A)..........................................           1,000,000(1)         912,500
     Grupo IMSA 10.00%, 10/13/99................................................             500,000            456,250
     Hylsa 11.00%, 02/23/98 (144A)..............................................           1,500,000(1)       1,478,460
                                                                                                          -------------
                                                                                                              2,847,210
                                                                                                          -------------
TELECOMMUNICATIONS (4.76%)
  ARGENTINA
     Telecom Argentina 12.00%, 11/15/02.........................................           1,000,000          1,064,580
     Telecom Argentina 8.375%, 10/18/00.........................................             250,000            237,363
     Telefonica Argentina 11.875%, 11/01/04.....................................           1,000,000          1,043,250
                                                                                                          -------------
                                                                                                              2,345,193
                                                                                                          -------------
TOBACCO (1.50%)
  MEXICO
     Empresas La Moderna 10.25%, 11/12/97 (144A)................................             750,000(1)         736,943
                                                                                                          -------------
TRANSPORTATION (0.45%)
  MEXICO
     Transport Maritima Mexico 8.50%, 10/15/00..................................             250,000            221,138
                                                                                                          -------------
UTILITY (ELECTRIC) (2.53%)
  ARGENTINA
     Central Termica Guemes 12.00%, 11/29/96....................................             500,000            492,500
                                                                                                          -------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL              MARKET
                                                                                        AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------
UTILITY (ELECTRIC) (CONTINUED)
  BRAZIL
     Eletrobras 10.00%, 10/30/98................................................  $          750,000      $     753,750
                                                                                                          -------------
         TOTAL INVESTMENTS (COST $45,641,341) (98.14%)..........................                             48,334,154
                                                                                                          -------------
         OTHER ASSETS IN EXCESS OF LIABILITIES (1.86%)..........................                                916,291
                                                                                                          -------------
         TOTAL NET ASSETS (100.00%).............................................                          $  49,250,445
                                                                                                          -------------
                                                                                                          -------------

---------------
Principal denominated in the following currencies.

(a) Brazilian Real    (b) Chilean Peso    (c) Czech Koruna

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Illiquid security.

(3) Step up bond.

(4) Interest rate reflected is the rate in effect at December 31, 1995.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL           MARKET
                                                                                        AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (95.70%)
  EDUCATION REVENUE (2.50%)
     New York State Dormitory Authority Revenue Bonds Columbia University Series
      A, 4.60%, 07/01/06........................................................         $100,000      $      97,500
     New York State Dormitory Authority Revenue Bonds New York University Series
      A MBIA, 5.50%, 07/01/04 (4)...............................................          205,000            215,763
                                                                                                       -------------
                                                                                                             313,263
                                                                                                       -------------
  GENERAL OBLIGATIONS (24.14%)
     Dutchess County General Obligation Bonds 4.90%, 08/01/04...................          215,000            221,988
     Hempstead General Obligation Bonds Series B FGIC, 5.625%, 02/01/01 (2).....          245,000            260,313
     Hempstead General Obligation Bonds Series B FGIC, 5.625%, 02/01/04 (2).....          140,000            150,150
     Islip General Obligation Bonds FGIC, 6.00%, 11/01/05 (2)...................          100,000            109,000
     Monroe County General Obligation Bonds MBIA, 6.00%, 03/01/98 (4)...........          405,000            422,212
     New Castle General Obligation Bonds, 4.60%, 06/01/07.......................          215,000            205,863
     New Castle General Obligation Bonds, 4.75%, 06/01/08.......................          210,000            203,700
     New York State General Obligation Bonds Series C, 5.00%, 10/01/05..........          200,000            201,750
     New York State General Obligation Bonds, 5.50%, 11/15/01...................          200,000            210,500
     Ontario County General Obligation Bonds FGIC, 5.00%, 08/15/02 (2)..........          250,000            260,000
     Saratoga Springs CSD General Obligation Bonds, 6.10%, 06/15/97.............          315,000            324,056
     Syracuse General Obligation Bonds MBIA, 6.00%, 12/01/04....................          250,000            274,687
     Syracuse General Obligation Bonds Series A, 5.00%, 02/15/06................          175,000            177,187
                                                                                                       -------------
                                                                                                           3,021,406
                                                                                                       -------------
  HEALTH CARE (1.25%)
     New York Medical Care Facility Finance Authority FHA 6.20%, 08/15/14 (3)...          150,000            156,563
                                                                                                       -------------
  HOUSING (5.45%)
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.85%,
      10/01/06..................................................................          125,000            130,781
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.95%,
      04/01/07..................................................................          100,000            104,625
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.80%,
      10/01/06..................................................................          200,000            206,000
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.35%,
      04/01/07..................................................................          240,000            240,900
                                                                                                       -------------
                                                                                                             682,306
                                                                                                       -------------
  PREREFUNDED/ESCROWED TO MATURITY (9.84%)
     Erie County Water Authority Improvement & Extension Revenue Bonds, 5.75%,
      12/01/08..................................................................          350,000            377,563
     Grand Central District Management Association Inc. Special Assessment
      Bonds, 6.50%, 01/01/22....................................................          150,000            169,125
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series B, 6.375%, 06/15/22..................................          100,000            111,750
     New York City Municipal Water and Sewer System Prerefunded Bonds, 7.00%,
      06/15/07..................................................................           95,000            108,300
     Niagara Falls Bridge Commission New York Revenue Bonds, 6.125%, 10/01/19...          415,000            463,763
                                                                                                       -------------
                                                                                                           1,230,501
                                                                                                       -------------
  PUBLIC POWER (5.44%)
     New York State Power Authority Revenue Bonds Series Y, 6.25%, 01/01/05.....          100,000            108,500
     New York State Power Authority Revenue Bonds Series BB, 6.30%, 01/01/07....          175,000            190,750
     New York State Power Authority Revenue Bonds Series CC, 4.80%, 01/01/05....          180,000            180,900
     New York State Power Authority Revenue Bonds Series CC-MBIA, 4.90%,
      01/01/06..................................................................          200,000            200,750
                                                                                                       -------------
                                                                                                             680,900
                                                                                                       -------------
  RESOURCE RECOVERY (0.90%)
     Dutchess County Resource Recovery Agency Solid Waste Management Revenue
      Bonds Series A FGIC, 7.20%,
       01/01/02 (2).............................................................          100,000            112,250
                                                                                                       -------------
  SALES TAX REVENUE (11.15%)
     Municipal Assistance Corp. for City of New York Revenue Bonds Series 61,
      5.75%, 07/01/08...........................................................          300,000            307,125
     Municipal Assistance Corp. for City of New York Revenue Bonds Series D,
      5.20%, 07/01/07...........................................................          250,000            253,750
     New York State Local Government Assistance Corp. Revenue Bonds Series E,
      5.00%, 04/01/06...........................................................          100,000            100,000
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      6.375%, 04/01/00..........................................................          100,000            107,750

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL           MARKET
                                                                                        AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (CONTINUED)
  SALES TAX REVENUE (CONTINUED)
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.75%, 04/01/04...........................................................         $100,000      $      99,625
     New York State Local Government Assistance Corp. Revenue Bonds Series E,
      4.80%, 04/01/05...........................................................          180,000            178,650
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      5.00%, 04/01/06...........................................................          100,000            100,000
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.50%, 04/01/02...........................................................          250,000            248,438
                                                                                                       -------------
                                                                                                           1,395,338
                                                                                                       -------------
  SPECIAL ASSESSMENT (2.60%)
     Grand Central District Management Association Inc. Special Assessment
      Bonds, 5.10%, 01/01/08....................................................          200,000            196,500
     Grand Central District Management Association Inc. Special Assessment
      Bonds, 6.20%, 01/01/00....................................................          120,000            128,700
                                                                                                       -------------
                                                                                                             325,200
                                                                                                       -------------
  TELECOMMUNICATIONS (1.24%)
     Puerto Rico Telephone Authority Revenue Bonds Series M AMBAC, 5.05%,
      01/01/04 (1)..............................................................          150,000            155,812
                                                                                                       -------------
  TRANSPORTATION REVENUE (20.55%)
     New York State Bridge Authority Bonds 7.00%, 01/01/00......................          250,000            261,675
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B FGIC,
      6.40%, 04/01/04 (2).......................................................          200,000            224,000
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.80%,
      04/01/07..................................................................          300,000            319,125
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.75%
      MBIA, 04/01/06 (4)........................................................          200,000            213,750
     Port Authority of New York & New Jersey Bonds Series 86, 5.80%, 07/15/03...          200,000            218,000
     Port Authority of New York & New Jersey Bonds Series 86, 5.00%, 07/01/06...          250,000            257,187
     Port Authority of New York & New Jersey Bonds Series 86, 5.125%,
      07/01/08..................................................................          200,000            205,000
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 4.50%,
      01/01/03..................................................................          250,000            249,688
     Triborough Bridge & Tunnel Authority General Purpose Bonds, 5.90%,
      01/01/07..................................................................          425,000            461,656
     Triborough Bridge & Tunnel Authority General Purpose Bonds, 5.75%,
      01/01/05..................................................................          150,000            162,375
                                                                                                       -------------
                                                                                                           2,572,456
                                                                                                       -------------
  WATER/SEWER (10.64%)
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 7.00%, 06/15/07............................................          105,000            118,256
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 5.20%, 06/15/05............................................          350,000            359,187
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, Series E, 6.60%, 06/15/05..................................          100,000            111,250
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 5.40%, 05/15/06............................................          250,000            266,250
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.40%, 06/15/03............................................          200,000            221,000
     Suffolk County Water Revenue Bonds MBIA 5.10%, 06/01/05 (4)................          250,000            256,250
                                                                                                       -------------
                                                                                                           1,332,193
                                                                                                       -------------
         TOTAL MUNICIPAL OBLIGATIONS (COST $11,678,269).........................                          11,978,188
                                                                                                       -------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL           MARKET
                                                                                        AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (0.58%)
     Vista New York Tax Free Money Market Fund..................................          $73,105      $      73,105
                                                                                                       -------------
         TOTAL SHORT-TERM OBLIGATIONS (COST $73,105)............................                              73,105
                                                                                                       -------------
GOVERNMENT AGENCIES (2.80%)
     Federal Home Loan Bank Discount Notes, 01/02/96............................          350,000            349,944
                                                                                                       -------------
         TOTAL GOVERNMENT AGENCIES ($349,944)...................................                             349,944
                                                                                                       -------------
         TOTAL INVESTMENTS (COST $12,101,318) (99.08%)..........................                          12,401,237
                                                                                                       -------------
         CASH AND OTHER ASSETS, NET OF LIABILITIES (0.92%)......................                             114,670
                                                                                                       -------------
         NET ASSETS (100.00%)...................................................                       $  12,515,907
                                                                                                       -------------
                                                                                                       -------------

---------------
(1) Insured as to principal and interest by the American Municipal Bond Assurance Corporation.

(2) Insured as to principal and interest by the Financial Guarantee Insurance Corporation.

(3)  Insured by the Federal Housing Administration.

(4) Insured as to principal and interest by the Municipal Bond Insurance Association.

                      THE OFFITBANK INVESTMENT FUND, INC.
             STATEMENT OF ASSETS AND LIABILITIES--DECEMBER 31, 1995
                                HIGH YIELD FUND

------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $437,732,266) (Note 1a).................  $453,521,503
  Cash..........................................................................    18,611,594
  Unrealized appreciation on forward currency contracts (Note 5)................        37,240
  Receivable for fund shares sold...............................................     1,122,500
  Interest receivable...........................................................     9,813,954
  Dividends receivable..........................................................       125,750
  Prepaid expenses..............................................................        21,143
                                                                                  -------------
    Total Assets................................................................                  $483,253,684
LIABILITIES:
  Payable for investments purchased.............................................     1,967,365
  Payable for fund shares repurchased...........................................       178,000
  Income distribution payable...................................................     1,521,120
  Investment advisory fee payable (Note 2)......................................       318,229
  Other payables and accrued expenses...........................................       178,589
                                                                                  -------------
    Total Liabilities...........................................................                     4,163,303
                                                                                                  -------------
NET ASSETS......................................................................                  $479,090,381
                                                                                                  -------------
                                                                                                  -------------
Net assets consist of:
  Shares of capital stock, $.001 par value per share; 48,310,714
   issued and outstanding (Note 4)..............................................  $     48,311
  Additional paid-in-capital....................................................   463,285,307
  Accumulated dividends in excess of net investment income......................       (62,489)
  Accumulated net realized loss on investments and foreign currency
   transactions.................................................................        (5,272)
  Net unrealized appreciation on investments and foreign currency
   transactions.................................................................    15,824,524
                                                                                  -------------
NET ASSETS......................................................................                  $479,090,381
                                                                                                  -------------
                                                                                                  -------------
NET ASSET VALUE PER SHARE.......................................................                         $9.92
                                                                                                  -------------
                                                                                                  -------------

                             EMERGING MARKETS FUND

------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $45,641,341) (Note 1a)..................  $ 48,334,154
  Cash (including foreign currency of $13,790)..................................     1,087,239
  Interest receivable...........................................................       954,326
  Prepaid expenses..............................................................         2,965
  Unrealized appreciation on forward currency contracts (Note 5)................        40,019
                                                                                  ------------
    Total Assets................................................................                 $ 50,418,703
LIABILITIES:
  Payable for investments purchased.............................................       706,250
  Income distribution payable...................................................       343,930
  Investment advisory fee payable (Note 2)......................................        35,872
  Other payables and accrued expenses...........................................        82,206
                                                                                  ------------
    Total Liabilities...........................................................                    1,168,258
                                                                                                 ------------
NET ASSETS                                                                                       $ 49,250,445
                                                                                                 ------------
                                                                                                 ------------
Net assets consist of:
  Shares of capital stock, $.001 par value per share; 4,968,891
   issued and outstanding (Note 4)..............................................  $      4,969
  Additional paid-in-capital....................................................    47,125,815
  Accumulated dividends in excess of net investment income......................      (385,680)
  Accumulated net realized loss on investments and foreign currency
   transactions.................................................................      (227,168)
  Net unrealized appreciation on investments and foreign currency
   transactions.................................................................     2,732,509
                                                                                  ------------
NET ASSETS......................................................................                 $ 49,250,445
                                                                                                 ------------
                                                                                                 ------------
NET ASSET VALUE PER SHARE.......................................................                        $9.91
                                                                                                 ------------
                                                                                                 ------------

                      THE OFFITBANK INVESTMENT FUND, INC.
             STATEMENT OF ASSETS AND LIABILITIES--DECEMBER 31, 1995

                                  (CONTINUED)

                            NEW YORK MUNICIPAL FUND

------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $12,101,318) (Note 1a).........................  $     12,401,237
  Receivable for investments sold...............................................           102,884
  Interest receivable...........................................................           195,490
  Receivable from advisor.......................................................            58,913
  Receivable for fund shares sold...............................................             8,101
  Deferred organization expense.................................................            23,419
                                                                                  ----------------
    Total Assets................................................................                     $     12,790,044
LIABILITIES:
  Payable for investments purchased.............................................           242,247
  Income distribution payable...................................................             7,293
  Accrued expenses..............................................................            24,597
                                                                                  ----------------
    Total Liabilities...........................................................                              274,137
                                                                                                     ----------------
NET ASSETS......................................................................                     $     12,515,907
                                                                                                     ----------------
                                                                                                     ----------------
Net assets consist of:
  Shares of capital stock, $.001 par value per share; 1,195,830
   issued and outstanding (Note 4)..............................................  $          1,195
  Additional paid-in-capital....................................................        12,209,082
  Accumulated net realized gain on investments..................................             5,711
  Net unrealized appreciation on investments....................................           299,919
                                                                                  ----------------
NET ASSETS......................................................................                     $     12,515,907
                                                                                                     ----------------
                                                                                                     ----------------
NET ASSET VALUE PER SHARE.......................................................                               $10.47
                                                                                                     ----------------
                                                                                                     ----------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                HIGH YIELD FUND

                                                                                                         FOR THE YEAR
                                                                                                                ENDED
                                                                                                    DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $     36,647,565
  Dividend......................................................................           704,304
                                                                                  ----------------
    Total income................................................................                     $     37,351,869
EXPENSES:
  Advisory fee (Note 2).........................................................         2,884,016
  Administrative services (Note 2)..............................................           536,814
  Custodian fees and expenses...................................................           233,846
  Registration fees.............................................................           123,260
  Professional..................................................................            77,847
  Printing......................................................................            45,851
  Transfer and shareholder servicing agent fees (Note 2)........................            21,360
  Fund accounting fee and expenses (Note 2).....................................            38,165
  Insurance.....................................................................            25,076
  Trustees' fees................................................................             3,916
  Miscellaneous.................................................................            45,710
                                                                                  ----------------
    Total expenses/fees before waivers..........................................                            4,035,861
    Less: expenses/fees waived (Note 2).........................................                             (268,407)
                                                                                                     ----------------
    Net expenses................................................................                            3,767,454
                                                                                                     ----------------
NET INVESTMENT INCOME...........................................................                           33,584,415
                                                                                                     ----------------
Net realized and unrealized gain (loss): (Note 5)
  Net realized gain on investments..............................................           285,277
  Net realized gain on foreign currency transactions............................           243,545
  Net change in unrealized appreciation on investments..........................        22,052,489
  Net change in unrealized depreciation on foreign currency transactions........            39,469
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                           22,620,780
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $     56,205,195
                                                                                                     ----------------
                                                                                                     ----------------

                             EMERGING MARKETS FUND

                                                                                                         FOR THE YEAR
                                                                                                                ENDED
                                                                                                    DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign tax withholding of $61,856) (Note 3).................  $      3,977,593
                                                                                  ----------------
    Total income................................................................                     $      3,977,593
EXPENSES:
  Advisory fee (Note 2).........................................................           312,096
  Professional..................................................................            45,517
  Administrative services (Note 2)..............................................            52,016
  Custodian fees and expenses...................................................            43,367
  Registration fees.............................................................            47,212
  Fund accounting fee and expenses (Note 2).....................................            30,000
  Printing......................................................................             8,992
  Trustees' fees................................................................             3,917
  Insurance.....................................................................             3,966
  Transfer and shareholder servicing agent fees (Note 2)........................             4,418
  Miscellaneous.................................................................            46,889
                                                                                  ----------------
    Total expenses/fees before waivers..........................................                              598,390
    Less: expenses/fees waived (Note 2).........................................                              (78,163)
                                                                                                     ----------------
    Net expenses................................................................                              520,227
                                                                                                     ----------------
NET INVESTMENT INCOME...........................................................                            3,457,366
                                                                                                     ----------------
Net realized and unrealized gain (loss): (Note 5)
  Net realized gain on investments..............................................           347,716
  Net realized loss on foreign currency transactions............................          (120,599)
  Net change in unrealized appreciation on investments..........................         4,032,637
  Net change in unrealized gain on foreign currency transactions................            40,462
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                            4,300,216
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $      7,757,582
                                                                                                     ----------------
                                                                                                     ----------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                                                    FOR THE PERIOD FROM
                                                                                         APRIL 3, 1995*
                                                                              THROUGH DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income...............................................................  $ 279,456
                                                                                  ---------
    Total income................................................................              $ 279,456
EXPENSES:
  Fund accounting fee and expenses (Note 2).....................................     27,192
  Professional..................................................................     31,869
  Advisory fee (Note 2).........................................................     23,448
  Custodian fees and expenses...................................................      6,150
  Administrative services (Note 2)..............................................      8,793
  Registration..................................................................      2,760
  Trustees' fees................................................................      2,667
  Printing......................................................................      7,930
  Transfer and shareholder servicing agent fees (Note 2)........................      1,662
  Amortization of organization expenses.........................................      4,119
  Miscellaneous.................................................................      6,481
                                                                                  ---------
    Total expenses/fees before waivers..........................................                123,071
    Less: expenses/fees waived (Note 2).........................................                (90,986)
                                                                                              ---------
    Net expenses................................................................                 32,085
                                                                                              ---------
NET INVESTMENT INCOME...........................................................                247,371
                                                                                              ---------
Net realized and unrealized gain (loss):
  Net realized gain on investments..............................................     11,983
  Net unrealized appreciation on investments....................................    299,919
                                                                                  ---------
Net realized and unrealized gain on investments.................................                311,902
                                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................              $ 559,273
                                                                                              ---------
                                                                                              ---------

* Commencement of operations

                      THE OFFITBANK INVESTMENT FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                HIGH YIELD FUND

                                                                      FOR THE YEAR        FOR THE PERIOD FROM
                                                                             ENDED             MARCH 2, 1994*
                                                                 DECEMBER 31, 1995  THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................................        $33,584,415                $12,499,514
  Net realized gain (loss) on investments and foreign currency
   transactions................................................            528,822                   (118,093)
  Net change in unrealized appreciation/(depreciation) on
   investments and foreign currency transactions...............         22,091,958                 (6,267,434)
                                                                 -----------------  -------------------------
  Net increase in net assets resulting from operations.........         56,205,195                  6,113,987
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:..............
  Net investment income........................................        (33,572,903)               (12,673,292)
  Realized gains...............................................           (316,224)                         0
                                                                 -----------------  -------------------------
  Total dividends and distributions to shareholders............        (33,889,127)               (12,673,292)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions...        234,457,225                228,843,060
                                                                 -----------------  -------------------------
  Total increase in net assets.................................        256,773,293                222,283,755
NET ASSETS:
  Beginning of period..........................................        222,317,088                     33,333
                                                                 -----------------  -------------------------
  End of period................................................       $479,090,381               $222,317,088
                                                                 -----------------  -------------------------
                                                                 -----------------  -------------------------

                             EMERGING MARKETS FUND

                                                                      FOR THE YEAR        FOR THE PERIOD FROM
                                                                             ENDED             MARCH 8, 1994*
                                                                 DECEMBER 31, 1995  THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................................         $3,457,366                 $2,164,046
  Net realized gain/(loss) on investments and foreign currency
   transactions................................................            227,117                 (1,991,878)
  Net change in unrealized appreciation/(depreciation) on
   investments and foreign currency transactions...............          4,073,099                 (1,340,590)
                                                                 -----------------  -------------------------
  Net increase (decrease) in net assets resulting from
   operations..................................................          7,757,582                 (1,168,422)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................         (2,305,453)                (2,164,046)
  Return of capital............................................         (1,151,913)                         0
                                                                 -----------------  -------------------------
  Total dividends and distribution to shareholders.............         (3,457,366)                (2,164,046)
                                                                 -----------------  -------------------------
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions...         16,833,223                 31,416,141
                                                                 -----------------  -------------------------
  Total increase in net assets.................................         21,133,439                 28,083,673
NET ASSETS:
  Beginning of period..........................................         28,117,006                     33,333
                                                                 -----------------  -------------------------
  End of period................................................        $49,250,445                $28,117,006
                                                                 -----------------  -------------------------
                                                                 -----------------  -------------------------

                            NEW YORK MUNICIPAL FUND

                                                                FOR THE PERIOD FROM
                                                                     APRIL 3, 1995*
                                                                   THROUGH DECEMBER
                                                                           31, 1995
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................             $247,371
  Net realized gain on investments............................               11,983
  Net unrealized appreciation on investments..................              299,919
                                                                -------------------
  Net increase in net assets resulting from operations........              559,273
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:.............
  Net investment income.......................................             (250,088)
  Realized gains..............................................               (3,555)
                                                                -------------------
  Total dividends and distributions to shareholders...........             (253,643)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share
   transactions...............................................           12,210,237
                                                                -------------------
  Total increase in net assets................................           12,515,867
NET ASSETS:
  Beginning of period.........................................                   40
                                                                -------------------
  End of period...............................................          $12,515,907
                                                                -------------------
                                                                -------------------

* Commencement of operations

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                                                                          FOR THE PERIOD FROM MARCH
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK                                      FOR THE YEAR                    2, 1994*
  OUTSTANDING THROUGH THE PERIOD:                                               ENDED DECEMBER 31, 1995   THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................         $   9.25                   $  10.00
                                                                                       --------                   --------
  Net investment income.......................................................             0.90                       0.72
  Net realized and unrealized gain/(loss).....................................             0.67                      (0.75)
                                                                                       --------                   --------
  Total from investment operations............................................             1.57                      (0.03)
                                                                                       --------                   --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................................................            (0.89)                     (0.72)
  Realized gains..............................................................            (0.01)                         0
                                                                                       --------                   --------
Total dividends and distributions.............................................            (0.90)                     (0.72)
                                                                                       --------                   --------
NET ASSET VALUE, END OF PERIOD................................................         $   9.92                   $   9.25
                                                                                       --------                   --------
                                                                                       --------                   --------
TOTAL INVESTMENT RETURN+:.....................................................           17.72%                       -.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....................................         $479,090                   $222,317
Ratios to average net assets:
  Expenses....................................................................            1.05%(2)                   1.14%(1)(2)
  Net investment income.......................................................            9.38%                      8.97%(1)
PORTFOLIO TURNOVER RATE.......................................................              34%                        42%

---------------
* Commencement of operations
(1) Annualized
(2) If the Fund had borne all expenses that were assumed or waived by the Administrator, the above annualized expense ratio would have been 1.13% and 1.22% for the period ended December 31, 1995, and December 31, 1994, respectively.
+Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

                             EMERGING MARKETS FUND

                                                                                                                FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK                                      FOR THE YEAR              MARCH 8, 1994*
  OUTSTANDING THROUGH THE PERIOD:                                               ENDED DECEMBER 31, 1995   THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................         $   8.84                   $  10.00
                                                                                       --------                   --------
  Net investment income.......................................................             0.90                       0.81
  Net realized and unrealized (loss)..........................................             1.07                      (1.16)
                                                                                       --------                   --------
  Total from investment operations............................................             1.97                      (0.35)
                                                                                       --------                   --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................................................            (0.60)                     (0.81)
  Return of Capital...........................................................            (0.30)                         0
                                                                                       --------                   --------
Total dividends and distributions.............................................            (0.90)                     (0.81)
                                                                                       --------                   --------
NET ASSET VALUE, END OF PERIOD................................................         $   9.91                   $   8.84
                                                                                       --------                   --------
                                                                                       --------                   --------
TOTAL INVESTMENT RETURN+:.....................................................           23.38%                      -3.82%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....................................         $ 49,250                   $ 28,117
Ratios to average net assets:
  Expenses....................................................................            1.50%(2)                   1.50%(1)(2)
  Net investment income.......................................................            9.97%                     10.39%(1)
PORTFOLIO TURNOVER RATE.......................................................              60%                        47%

---------------
* Commencement of operations
(1) Annualized.
(2) If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above annualized expense ratio would have been 1.73% and 1.80% for the period ended December 31, 1995 and December 31, 1994, respectively.
+Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                                                      FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGH THE              APRIL 3, 1995*
  PERIOD:                                                                       THROUGH DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................          $  10.00
                                                                                         -------
  Net investment income.......................................................              0.33
  Net realized and unrealized gains on investments............................              0.47
                                                                                         -------
  Total from investment operations............................................              0.80
                                                                                         -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................................................             (0.32)
  Capital gains...............................................................             (0.01)
                                                                                         -------
Total dividends and distributions.............................................             (0.33)
                                                                                         -------
NET ASSET VALUE, END OF PERIOD................................................          $  10.47
                                                                                         -------
                                                                                         -------
TOTAL INVESTMENT RETURN+:.....................................................              8.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....................................          $ 12,516
Ratios to average net assets:
  Expenses....................................................................              0.54%(1)(2)
  Net investment income.......................................................              4.20%(1)
PORTFOLIO TURNOVER RATE.......................................................               35%

---------------
* Commencement of operations
(1) Annualized
(2) If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above annualized expense ratio would have been 2.09%.
+Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

                      THE OFFITBANK INVESTMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The OFFITBANK Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund operates as a non-diversified, open-end management investment company. The Company consists of seven separately managed funds. OFFITBANK High Yield Fund, OFFITBANK Investment Grade Global Debt Fund, OFFITBANK Emerging Markets Fund, OFFITBANK National Municipal Fund, OFFITBANK California Municipal Fund, OFFITBANK New York Municipal Fund and OFFITBANK Global Convertible Fund. Of these, only the High Yield, Emerging Markets and New York Municipal Funds have commenced operations on March 2, 1994, March 8, 1994 and April 3, 1995, respectively. Prior to March 2, 1994, the Company had no operations other than those relating to organizational matters and the issuance to Furman Selz Incorporated at $10.00 per share of 3,333, 3,333 and 3,334 shares, respectively, of OFFITBANK High Yield, OFFITBANK Investment Grade Global Debt and OFFITBANK Emerging Markets Funds (collectively referred to as the "Funds"). On March 2, 1994 8,653,427 shares of OFFITBANK High Yield Fund were exchanged for portfolio securities with an aggregate value of $86,534,272. This exchange represented a transfer of assets from The Senior Securities Fund, L.P. (the "Partnership"); the Partnership's investment adviser was OFFITBANK (the "Adviser") and the general partner was an affiliate of the Adviser.

The preparation of financial statements prepared in accordance with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following are significant accounting policies followed by the Company in the preparation of its financial statements:

a. VALUATION OF SECURITIES. Equity securities held by a Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Other securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially are valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:

i. market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii. purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

c. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the New York Municipal Fund have been deferred and are being amortized on a straight-line basis over sixty months beginning with the Fund's commencement of operations. OFFITBANK assumed the organizational expenses for the High Yield and Emerging Markets Funds.

d. ALLOCATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund in relation to the net assets of each Fund or on another reasonable basis.

e. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid quarterly in the case of the Emerging Markets Fund and monthly for the High Yield and New York Municipal Funds. Distributions of net realized gains are normally declared and paid at least annually by each Fund.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

g. FEDERAL INCOME TAXES. Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser. The Investment Advisory Agreement provides that each Fund pays the Adviser an investment advisory fee that is calculated and paid monthly at the annual rates of .40% of net assets for the New York Municipal Fund, .85% on the first $200,000,000 of net assets and .75% on amounts in excess thereof in the case of the High Yield Fund, and .90% on the first $200,000,000 and .80% on amounts in excess thereof in the case of the Emerging Markets Fund, of each Fund's average daily net assets. The Adviser provides portfolio management and certain administrative, clerical and bookkeeping services for the Company. For the year ended December 31, 1995, the Adviser was entitled to fees of $2,884,016 for the High Yield Fund, $312,096 for the Emerging Markets Fund, and $23,448 for the New York Municipal Fund. The Adviser waived fees of $52,155 for the Emerging Markets Fund and $23,280 for the New York Municipal Fund.

Furman Selz LLC ("Furman Selz") provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Company. The fees are allocated among the Funds on the basis of their relative net assets. For the year ended December 31, 1995, Furman Selz was entitled to fees of $536,814 for the High Yield Fund, $52,016 for the Emerging Markets Fund and $8,793 for the New York Municipal Fund. Furman Selz waived fees of $268,407 for the High Yield Fund, $26,008 for the Emerging Markets Fund and $8,793 for the New York Municipal Fund.

As Administrator, Furman Selz provides the Funds with fund accounting related services. For these services Furman Selz is paid a fee of $2,500 per month per Fund. For the year ended December 31, 1995, Furman Selz earned fees, including reimbursement of out of pocket expenses, of $38,165, $30,000 and $27,192 for the High Yield, Emerging Markets Fund and New York Municipal Fund, respectively. Furman Selz acts as Transfer Agent for the Fund and receives reimbursement of certain expenses plus a per account fee of $15.00 per year. For the year ended December 31, 1995, Furman Selz was entitled to fees of $21,360 for the High Yield Fund, $4,418 for the Emerging Markets Fund and $1,662 for the New York Municipal Fund.

OFFITBANK has voluntarily agreed to cap the expense ratio for the New York Municipal Fund at 0.55%. In order to maintain this ratio, the Adviser has agreed to reimburse the Fund $58,913.

The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. an affiliate of Furman Selz. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, each Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. For the year ended December 31, 1995, no distribution costs were incurred.

3. INVESTMENTS. Purchases and sales of securities for the year ended December 31, 1995, other than short-term securities, aggregated $320,118,978 and $112,261,736 for the High Yield Fund, $44,274,204 and $15,499,351 for the
Emerging Markets Fund and $23,235,759 and $11,541,800 for New York Municipal Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                          EMERGING    NEW YORK
                            HIGH YIELD    MARKETS    MUNICIPAL
                            -----------  ----------  ----------
Aggregate cost............  $437,732,266 $45,641,341 $12,101,318
                            -----------  ----------  ----------
                            -----------  ----------  ----------
Gross unrealized
 appreciation.............  $19,342,329  $2,766,290  $  299,919
Gross unrealized
 depreciation.............   (3,553,092)    (73,477)          0
                            -----------  ----------  ----------
Net unrealized
 appreciation.............  $15,789,237  $2,692,813  $  299,919
                            -----------  ----------  ----------
                            -----------  ----------  ----------

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

4. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation, permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the years ended December 31, 1995 and December 31, 1994, were as follows:

                                          HIGH YIELD FUND
                         --------------------------------------------------
                                YEAR ENDED               PERIOD ENDED
                            DECEMBER 31, 1995         DECEMBER 31, 1994
                         ------------------------  ------------------------
                           SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  ----------  ------------
Beginning balance......  24,029,315  $233,612,861       3,334  $     33,333
                         ----------  ------------  ----------  ------------
Shares sold............  26,556,487   256,321,969  25,384,239   246,382,259
Shares issued in
 reinvestment of
 dividends and
 distributions.........   2,237,907    21,843,278     942,483     8,874,728
Shares redeemed........  (4,512,995)  (43,708,022) (2,300,741)  (21,677,459)
                         ----------  ------------  ----------  ------------
Net increase...........  24,281,399   234,457,225  24,025,981   233,579,528
                         ----------  ------------  ----------  ------------
Ending balance.........  48,310,714  $468,070,086  24,029,315  $233,612,861
                         ----------  ------------  ----------  ------------
                         ----------  ------------  ----------  ------------

                                          EMERGING MARKETS FUND
                             -----------------------------------------------
                                   YEAR ENDED              PERIOD ENDED
                                DECEMBER 31, 1995       DECEMBER 31, 1994
                             -----------------------  ----------------------
                               SHARES      AMOUNT      SHARES      AMOUNT
                             ----------  -----------  ---------  -----------
Beginning balance..........   3,180,297  $31,449,474      3,334  $    33,333
                             ----------  -----------  ---------  -----------
Shares sold................   2,699,458   25,099,840  3,093,896   30,656,902
Shares issued in
 reinvestment of dividends
 and distributions.........     231,369    2,172,548    155,505    1,471,277
Shares redeemed............  (1,142,233) (10,439,165)   (72,438)    (712,038)
                             ----------  -----------  ---------  -----------
Net increase...............   1,788,594   16,833,223  3,176,963   31,416,141
                             ----------  -----------  ---------  -----------
Ending balance.............   4,968,891  $48,282,697  3,180,297  $31,449,474
                             ----------  -----------  ---------  -----------
                             ----------  -----------  ---------  -----------

                           NEW YORK MUNICIPAL FUND
                           -----------------------
                                PERIOD ENDED
                              DECEMBER 31, 1995
                           -----------------------
                             SHARES      AMOUNT
                           ----------  -----------
Beginning balance........           4  $        40
                           ----------  -----------
Shares sold..............   1,507,243   15,433,921
Shares issued in
 reinvestment of
 dividends and
 distributions...........      19,264      198,979
Shares redeemed..........    (330,681)  (3,422,663)
                           ----------  -----------
Net increase.............   1,195,826   12,210,237
                           ----------  -----------
Ending balance...........   1,195,830  $12,210,277
                           ----------  -----------
                           ----------  -----------

In connection with the transfer  of assets of the  High Yield Fund described  in
Note 1, $4,736,468 was credited to unrealized appreciation, representing unrealized appreciation on the portfolio securities received from the partnership on the transfer date.

5. DERIVATIVE INSTRUMENTS. The Funds may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. The Funds enter into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the commitment to exchange with another party cash flows which are based upon the application of interest rates, currency movements or other financial indices to a notional principal amount. Gains and losses associated with currency swap transactions entered into by the Emerging Markets Fund are included in realized gains and losses on foreign currency transactions.
A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign exchange. Fluctuations in the value of forward contracts held at December 31, 1995 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The tables below indicate the High Yield Fund's and Emerging Markets Fund's outstanding forward currency contract positions at December 31, 1995.

HIGH YIELD FUND

                                                   VALUE ON                    UNREALIZED
                                                    ORIGI-       VALUE AT     APPRECIATION
                         CONTRACT     MATURITY      NATION     DECEMBER 31,     (DEPREC-
            CURRENCY      AMOUNTS       DATE         DATE          1995         IATION)
           -----------  -----------  -----------  -----------  -------------  ------------
Buy               CHF   $   527,500      1-8-96   $   377,865   $   457,712    $   79,847
Sell              CHF      (527,500)     1-8-96      (366,065)     (457,712)      (91,647)
Buy               CHF     1,582,500      1-8-96     1,133,596     1,373,135       239,539
Sell              CHF    (1,582,500)     1-8-96    (1,141,775)   (1,373,135)     (231,360)
Sell              CAD    (5,000,000)    2-14-96    (3,695,901)   (3,662,000)       33,901
Buy               CHF       434,600     3-11-96       294,444       379,580        85,136
Sell              CHF      (434,600)    3-11-96      (303,492)     (379,580)      (76,088)
Buy               CHF     1,575,000     3-18-96     1,092,233     1,376,708       284,475
Sell              CHF    (1,575,000)    3-18-96    (1,112,288)   (1,376,708)     (264,420)
Buy               CHF       308,750     5-30-96       270,833       271,885         1,052
Sell              CHF      (308,750)    5-30-96      (248,690)     (271,885)      (23,195)
                                                                              ------------
Net unrealized depreciation on forward positions............................   $   37,240
                                                                              ------------
                                                                              ------------

EMERGING MARKETS FUND

                                                   VALUE ON                    UNREALIZED
                                                    ORIGI-       VALUE AT     APPRECIATION
                         CONTRACT     MATURITY      NATION     DECEMBER 31,     (DEPREC-
            CURRENCY      AMOUNTS       DATE         DATE          1995          IATION)
           -----------  -----------  -----------  -----------  -------------  -------------
Sell              DEM   $(1,390,000)    2-21-96   $(1,000,648)  $  (960,629)    $  40,019

A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments.

The Emerging Markets Fund also is invested in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

6. OTHER MATTERS. The Emerging Markets Fund and the High Yield Fund invest in obligations of foreign entities

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
and securities denominated in foreign currencies that involve risk not typically involved in domestic investments. Such risks include fluctuations in foreign exchange rates, ability to convert proceeds into U.S. dollars, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

7. FEDERAL INCOME TAX STATUS. During the year ended December 31, 1995, the Emerging Markets Fund and High Yield Fund utilized their capital loss carryovers of $81,854 and $133,424 respectively. At December 31, 1995, the Emerging Markets Fund had available net capital loss carryovers of $170,976, which will be available through December 31, 2002 to offset future capital gains, to the extent provided by regulations.

The Emerging Markets Fund has incurred $29,039 and $1,731 of post-October net capital and foreign currency losses during the year ended December 31, 1995. These losses are deemed to arise on the first business day of the next taxable year.

As of December 31, 1995, the Emerging Markets and High Yield Funds had permanent book/tax differences primarily attributable to foreign currency gains and losses. To reflect reclassifications arising from permanent book/tax differences as of December 31, 1995, the Emerging Markets Fund charged paid in capital $1,151,913, accumulated dividends in excess of net investment income was charged $385,680 and accumulated net realized loss was credited $1,537,593. The High Yield Fund reclassified $99,777 between net investment income and realized capital gains; paid in capital was not affected.

                       REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------

To the Board of Directors
and Shareholders of The
OFFITBANK Investment Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund and OFFITBANK New York Municipal Fund (the "Funds," each constituting a portfolio of The OFFITBANK Investment Fund, Inc.) at December 31, 1995, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
New York, New York
February 15, 1996

                  -------------------------------------------

                       OFFITBANK National Municipal Fund

                      OFFITBANK California Municipal Fund

                       OFFITBANK New York Municipal Fund

                          ---------------------------

                                   PROSPECTUS


                                 APRIL 29, 1996


          THE

                                              [LOGO]

           INVESTMENT FUND, INC.

                      [This page intentionally left blank]

                  -------------------------------------------

 The              Investment Fund, Inc. consists of eight no-load mutual funds designed to meet a variety of investment objectives.
                  INVESTORS LOOKING TO BROADEN THE INVESTMENT
                 EXPOSURE IN THEIR PORTFOLIOS SHOULD CONSIDER:


                                High Yield Fund
                       Investment Grade Global Debt Fund
                             Emerging Markets Fund
                            Global Convertible Fund
                        Latin America Total Return Fund
     INVESTORS SEEKING TO MAXIMIZE AFTER-TAX TOTAL RETURNS SHOULD CONSIDER:
                            National Municipal Fund
                           California Municipal Fund
                            New York Municipal Fund
  For more complete information on any of the              Funds listed above,
                        refer to the Fund's prospectus.


                  -------------------------------------------

                 The text above is not part of the Prospectus.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS
THE              INVESTMENT FUND, INC.
------------------------------------------------
INVESTMENT PORTFOLIOS:
                NATIONAL MUNICIPAL FUND
                                   CALIFORNIA MUNICIPAL FUND
                                                         NEW YORK MUNICIPAL FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    The OFFITBANK Investment Fund, Inc. (the "Company") is an open-end, management investment company consisting of eight separate, no-load, non-diversified investment portfolios which each have a different investment objective. This Prospectus relates to the following three portfolios (each a "Fund"), each of which offers two classes of shares, Select Shares and Advisor
Shares:


    The OFFITBANK NATIONAL MUNICIPAL FUND'S investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk.

    The OFFITBANK CALIFORNIA MUNICIPAL FUND'S investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.

    The OFFITBANK NEW YORK MUNICIPAL FUND'S investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.


    Select Shares may be purchased from and redeemed through the Company's distributor. Advisor Shares must be purchased or redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of shares. Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund or for shares of the same class of any of the Company's five other portfolios not covered by this Prospectus. The investment objectives of each of these other portfolios are described below. Information about these portfolios is contained in a separate Prospectus and Statement of Additional Information, each dated April 29, 1996 and each of which is available from OFFITBANK without charge by calling 1-800-618-9510.


    The OFFITBANK HIGH YIELD FUND'S primary investment objective is high current income. Capital appreciation is a secondary objective.

    The OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND'S investment objective is to achieve a competitive fixed income total return.

    The OFFITBANK GLOBAL CONVERTIBLE FUND'S investment objective is to maximize total return from a combination of capital appreciation and investment income.

    The OFFITBANK EMERGING MARKETS FUND'S investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.


    The OFFITBANK LATIN AMERICA TOTAL RETURN FUND'S investment objective is to maximize total investment return from a combination of capital appreciation and current income.


    THE FUNDS MAY INVEST A PORTION OF THEIR TOTAL ASSETS IN HIGH YIELD, HIGH RISK DEBT SECURITIES WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Funds' investment objectives will be achieved.


    OFFITBANK serves as the Funds' investment adviser (the "Adviser"). The Adviser is a New York State chartered trust company which currently manages approximately in excess of $6.5 billion in assets principally invested in global fixed income securities.



    The address of the Company is 237 Park Avenue, Suite 910, New York, New York 10017. Yield and other information regarding the Funds may be obtained by calling the Company at 1-800-618-9510.



    This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information dated April 29, 1996, as it may be amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. INVESTORS ARE ADVISED THAT SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATES OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING.

                        --------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                        --------------------------------


April 29, 1996

                               TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                             ---------
Prospectus Summary.........................................................................................          3
Expense Information........................................................................................          6
Financial Highlights.......................................................................................          8
Investment Objectives and Policies.........................................................................          9
Other Investment Policies..................................................................................         14
Special Risk Considerations................................................................................         18
Limiting Investment Risks..................................................................................         21
Management.................................................................................................         22
Dividends and Distributions................................................................................         24
Purchase of Shares.........................................................................................         24
Redemption of Shares.......................................................................................         26
Shareholder Services.......................................................................................         27
Net Asset Value............................................................................................         28
Taxes......................................................................................................         28
Performance Information....................................................................................         30
Additional Information.....................................................................................         31
Reports to Shareholders....................................................................................         32
Appendix A.................................................................................................        A-1
Appendix B.................................................................................................        B-1


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               PROSPECTUS SUMMARY

WHAT ARE THE FUNDS?


OFFITBANK National Municipal Fund (the "National Municipal Fund"), OFFITBANK California Municipal Fund (the "California Municipal Fund") and OFFITBANK New York Municipal Fund (the "New York Municipal Fund") (each a "Fund" and collectively, the "Funds") are no-load, separate, non-diversified investment portfolios of The OFFITBANK Investment Fund, Inc. (the "Company"), an open-end management investment company incorporated in Maryland on September 8, 1993. Each Fund offers two classes of shares, Select Shares and Advisor Shares. See "What Classes of Shares does each Fund Offer?", below. As of the date of this Prospectus, only the New York Municipal Fund has commenced investment operations. The Company is not authorized to engage in the business of banking.


WHAT ARE THE FUNDS' OBJECTIVES AND POLICIES?

The NATIONAL MUNICIPAL FUND'S investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in taxable obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

The CALIFORNIA MUNICIPAL FUND'S investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities. The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

The NEW YORK MUNICIPAL FUND'S investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest on which is exempt from New York State, New York City and City of Yonkers personal income taxes and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities. The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

WHO IS THE FUNDS' INVESTMENT ADVISER?


OFFITBANK (the "Adviser"), a New York State chartered trust company, provides investment advisory services to the Funds. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages in excess of $6.5 billion in assets and serves as investment adviser to sixteen registered investment companies (or portfolios thereof). For its services as investment adviser, the Adviser is entitled to receive from each Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.40% for the National Municipal Fund; 0.40% for the California Municipal Fund; and 0.40% for the New York Municipal Fund. See "Management".

WHAT CLASSES OF SHARES DOES EACH FUND OFFER?



As  of            , 1996, outstanding shares of the New York Municipal Fund were reclassified as "Select Shares" and the Fund began offering a new class of shares, designated as "Advisor Shares", in addition to Select Shares. Select Shares and Advisor Shares have different expense levels. See "Expense Information."


HOW DO YOU PURCHASE AND REDEEM SHARES OF THE FUNDS?


Select Shares of the Funds may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc., at the next determined net asset value per share. The minimum initial investment for Select Shares of each of the Funds is $250,000. The minimum for subsequent investments for Select Shares of each Fund is $10,000.



Advisor Shares must be purchased through a Shareholder Servicing Agent. Advisor Shares are subject to such investment minimums and terms and conditions as may be imposed by Shareholder Servicing Agents from time to time.



The Company's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares". Each Fund has adopted a Plan of Distribution which permits the reimbursement by such Fund of distribution expenses with respect to each class of shares of the Fund on an annual basis. See "Management--Distributor".



Each Fund redeems shares on any business day at the next determined net asset value. There is no redemption fee charged by the Funds. The redemption price may be more or less than the purchase price. Advisor Shares must be redeemed through a Shareholder Servicing Agent. See "Redemption of Shares".


WHEN DO THE FUNDS PAY DIVIDENDS AND MAKE DISTRIBUTIONS?


Each Fund intends to declare dividends daily and pay dividends monthly. Shareholders of each Fund will receive dividends in additional Fund shares of the same class or may elect to receive cash. It is anticipated that the expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ. See "Dividends and Distributions".


WHAT ARE THE SPECIAL RISK CONSIDERATIONS FOR INVESTORS IN THE FUNDS?

SHARE PRICE FLUCTUATIONS. Each Fund's net asset value and its share price will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of the securities held by each Fund will generally fluctuate to varying degrees based on a variety of factors, including (1)
interest rate movements and (2) changes in the actual and perceived creditworthiness of the issuers of such securities.

MUNICIPAL OBLIGATIONS. The Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for many taxable fixed income securities. Consequently, the ability of the Funds to buy and sell municipal obligations may be limited at any particular time and with respect to any particular securities. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Funds to recover payments of principal or interest on such securities.

All or a portion of each Fund's dividends may be subject to alternative minimum tax and the National Municipal Fund's dividends may be subject to state or local taxation. In addition, each of these Funds may invest up to 20% of their respective assets in non-municipal obligations. Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the tax exempt securities available for purchase by such Funds and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. See "Taxes".

Because the California and New York Municipal Funds intend to invest primarily in a portfolio of municipal obligations the interest on which is exempt from regular federal income taxes and from personal income taxes of the State of California or New York State, New York City and the City of Yonkers, as the case may be, they are more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Special Risk Considerations--California Municipal and New York Municipal Funds" in this Prospectus and "Special Factors Affecting California Municipal Securities" and "Special Factors Affecting New York Municipal Securities" in the Statement of Additional Information.

HIGH YIELD, HIGH RISK DEBT SECURITIES. Up to 20% of each Fund's total assets may be high yield, high risk debt securities, at the time of investment. Investment by the Funds in such securities involves a high degree of credit risk. Such investments are regarded as speculative by the major rating agencies.

NON-DIVERSIFIED FUNDS. Each Fund normally invests in a substantial number of issuers; however, each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and the value of its shares may fluctuate more than the shares of a diversified fund.

OTHER INVESTMENT POLICIES. In addition, prospective investors in the Funds should consider the following factors: (1) each Fund may invest in repurchase agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;
(2) each Fund may lend its investment securities which entails a risk of loss should the borrower fail financially; (3) each Fund may purchase securities on a when-issued basis, which may decline or appreciate in market value prior to their actual delivery to the Fund; (4) each Fund may purchase and sell certain types of futures contracts and options on interest rate futures contracts which entail certain costs and risks including imperfect correlation between the value of the security being hedged and the value of the futures or options contract, and the risk that a Fund could not close out a position in such a futures or options contract when it would be most advantageous to do so; (5) each Fund may invest in mortgage-backed and/or asset-backed securities, the value of which may be highly sensitive to interest rate changes; (6) each Fund may invest in structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument, all of which generally are subject to greater volatility than an investment directly in the underlying market or security; and (7) each Fund may borrow money from banks, a speculative technique known as leveraging. See "Special Risk Considerations" for additional information regarding certain risks associated with investment in the Funds.

                              EXPENSE INFORMATION


The following Expense Summary lists the costs and expenses that a shareholder can expect to incur as an investor in Select Shares or Advisor Shares of each Fund.


EXPENSE SUMMARY


                                                                                      SELECT SHARES  ADVISOR SHARES
                                                                                      -------------  ---------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price).........         None            None
Sales Load Imposed on Reinvested Dividends..........................................         None            None
Redemption Fee......................................................................         None            None
Exchange Fee........................................................................         None            None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
FUND
NATIONAL MUNICIPAL FUND
  Advisory Fee (after waivers)*.....................................................        0.00%           0.00%
  Rule 12b-1 Fees (after waiver)**..................................................        0.00%           0.25%
  Other Expenses (estimated, after waivers)***......................................        0.55%           0.65%
                                                                                           ------          ------
  Total Fund Operating..............................................................
    Expenses (after waivers)+.......................................................        0.55%           0.90%
                                                                                           ------          ------
                                                                                           ------          ------
CALIFORNIA MUNICIPAL FUND
  Advisory Fee (after waivers)*.....................................................        0.00%           0.00%
  Rule 12b-1 Fees (after waiver)**..................................................        0.00%           0.25%
  Other Expenses (estimated, after waivers)***......................................        0.55%           0.65%
                                                                                           ------          ------
  Total Fund Operating..............................................................
    Expenses (after waivers)+.......................................................        0.55%           0.90%
                                                                                           ------          ------
                                                                                           ------          ------
NEW YORK MUNICIPAL FUND
  Advisory Fee (after waivers)*.....................................................        0.00%           0.00%
  Rule 12b-1 Fees (after waiver)**..................................................        0.00%           0.25%
  Other Expenses (estimated, after waivers)***......................................        0.55%           0.65%
                                                                                           ------          ------
  Total Fund Operating..............................................................
    Expenses (after waiver and reimbursements)+.....................................        0.55%           0.90%
                                                                                           ------          ------
                                                                                           ------          ------


--------------

  * Reflects voluntary waivers of advisory fees for each Fund. The Advisor has agreed to voluntarily waive all or a portion of its advisory fee to the extent necessary to maintain the Total Fund Operating Expenses of the Funds at the levels set forth in the table above. Absent such voluntary waivers, the ratio of advisory fees to average net assets would be 0.40% for the National Municipal Fund, 0.40% for the California Municipal Fund and 0.40% for the New York Municipal Fund.



 ** Each Fund is authorized to spend, with respect to each class of its shares, up to 0.25% of net assets annually in accordance with a Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of shares. However, the Distributor has waived its right to seek reimbursement under the Plan of Distribution with respect to the Select Shares for a period of one year from the date of this Prospectus. See "Management--Distributor".



*** As of the  date of this  Prospectus, the National  Municipal and  California
    Municipal Funds had not commenced investment operations. The amounts set forth for "Other Expenses" for these Funds are therefore based on estimates for the current fiscal year, after giving effect to voluntary waivers of administration fees, which are expected to be in effect for a period of one year from the date of this Prospectus. "Other Expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges. Absent the aforementioned waivers, the ratio of "Other Expenses" to average net assets would be (i) 0.70% and 0.80% for the Select Shares and Advisor Shares, respectively, of the National Municipal Fund, (ii) 0.70% and 0.80% for the Select Shares and Advisor Shares, respectively, of the California Municipal Fund and (iii) 0.91% and 1.01% for the Select Shares and Advisor Shares, respectively, of the New York Municipal Fund. In addition, the Adviser has agreed to reimburse the New York Municipal Fund, with respect to both classes of its shares, 0.21% for their "Other Expenses" for the upcoming fiscal year ending December 31, 1996.



  + The  ratio of "Total Fund Operating Expenses" to average net assets would be
    (i) 1.35% and 1.45% for the Select Shares and Advisor Shares, respectively, of the National Municipal Fund, (ii) 1.35% and 1.45% for the Select Shares and Advisor Shares, respectively, of the California Municipal Fund and (iii) 1.56% and 1.66% for the Select Shares and Advisor Shares, respectively, of the New York Municipal Fund, absent the voluntary waivers and reimbursements referred to above.


For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and "Management" and "Distributor" in the Statement of Additional Information.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                             NATIONAL MUNICIPAL FUND            CALIFORNIA MUNICIPAL FUND            NEW YORK MUNICIPAL FUND
                        ----------------------------------  ----------------------------------  ----------------------------------
                         SELECT SHARES    ADVISOR SHARES     SELECT SHARES    ADVISOR SHARES     SELECT SHARES    ADVISOR SHARES
                        ---------------  -----------------  ---------------  -----------------  ---------------  -----------------
1 year................     $       6         $       9         $       6         $       9         $       6         $       9
3 years...............     $      18         $      29         $      18         $      29         $      18         $      29


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES AND RATE OF RETURN, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, each Fund's actual performance will vary and may result in actual returns that are greater or less than 5%. The foregoing table has not been audited by the Funds' independent accountants.

Long-term shareholders in mutual funds with Rule 12b-1 fees may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS



    The table below sets forth per-share data for a share of capital stock outstanding of the New York Municipal Fund, and other selected information for the fiscal period ended December 31, 1995. The information presented below, has been audited by Price Waterhouse LLP, the Company's independent accountants, whose unqualified opinion thereon is included in the Company's Annual Report and in the Statement of Additional Information, which are both available upon request and without charge. The information below should be read in conjunction with the financial statements and the related notes thereto, which are also contained in the Statement of Additional Information. Further information about the Company's performance is contained in its Annual Report. Financial highlights are not presented for Advisor Shares since no such shares were outstanding during the period presented. As of the close of business on
           , 1996, all existing shares of the New York Municipal Fund were reclassified as "Select Shares".



                                                                                                     NEW YORK
                                                                                                  MUNICIPAL FUND*
                                                                                                 -----------------
                                                                                                  FOR THE PERIOD
                                                                                                       ENDED
                                                                                                 DECEMBER 31, 1995
                                                                                                 -----------------
SELECTED PER-SHARE DATA:
Net Asset Value, Beginning of period...........................................................      $   10.00
Income (loss) from investment operations
  Net investment income........................................................................           0.33
  Net realized and unrealized gain (losses)....................................................           0.47
                                                                                                       -------
    Total from investment operations...........................................................           0.80
                                                                                                       -------
Less dividends and distributions
  Dividends (from net investment income).......................................................          (0.32)
  Distributions (from realized gains)..........................................................          (0.01)
                                                                                                       -------
    Total dividends and distributions..........................................................          (0.33)
                                                                                                       -------
Net Asset Value, End of Period.................................................................      $   10.47
                                                                                                       -------
                                                                                                       -------
Total Return+                                                                                             8.13%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in thousands).....................................................         $12,516
  Ratio of Expenses to Average Net Assets......................................................           0.54%(1)(2)
  Ratio of Net Income to Average Net Assets....................................................           4.20%(1)
  Portfolio Turnover Rate......................................................................             35%


--------------


 *  The Fund commenced operations on April 3, 1995



 (1)Annualized



 (2)Reflects voluntary waivers of fees and reimbursement of expenses. Without such waivers and reimbursements, the ratios of expenses to average net assets would have been 2.09%.



 + Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.



    This table does not include information with respect to National Municipal and California Municipal Funds. As of the date of this Prospectus, these Funds had not yet commenced investment operations.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of the Funds are set forth below. The investment objective of each Fund is fundamental and may not be changed without the affirmative vote of a majority of its outstanding shares. Of course, there can be no assurance that these objectives will be achieved.

    The National Municipal Fund's investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes ("Municipal Securities"). Municipal Securities are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. See "Taxes". (Unless specifically referring to California Municipal Securities or New York Municipal Securities (as these terms are defined below), the term "Municipal Securities" shall be used as a general reference to Municipal, California Municipal and New York Municipal Securities.)

    The California Municipal Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The California Municipal Fund intends to invest, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes ("California Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. California Municipal Securities are securities issued by the State of California and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

    The New York Municipal Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest on which is exempt from New York State, New York City and City of Yonkers personal income taxes ("New York Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. New York Municipal Securities are securities issued by the State of New York and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax.

    Each Fund intends that, under normal market conditions, at least 50% of its total assets will be invested in "high quality" securities. For purposes of this Prospectus, high quality securities are those which are rated AA or better by Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), or Aa or better by Moody's Investor Services, Inc. ("Moody's") or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Furthermore, under normal market conditions, at least 80% of each Fund's total assets will be invested in securities that are rated investment grade or better, or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Therefore, a Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or which are unrated and determined by the Adviser to be of quality comparable to non-investment grade, at the time of investment. A Fund may retain in its portfolio any security whose rating (or quality as determined by the Adviser if such security is unrated) is downgraded after its acquisition by the Fund if the Adviser considers the retention of such security advisable. At no time, however, will more than

35% of a Fund's net assets consist of securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of principal and interest, than higher rated securities. See "Special Risk Considerations--High Yield, High Risk Debt Securities".

    Investment grade ratings in the case of municipal bonds are the four highest rating categories assigned by Moody's, S&P or Fitch, or determined by the Adviser to be of comparable quality. The four highest rating categories currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest rating categories assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". A more complete description of the debt security ratings categories assigned by Moody's, S&P and Fitch is included in Appendix A to this Prospectus.

    Although municipal obligations rated in the fourth highest rating category by Moody's (I.E., "Baa") or S&P or Fitch (I.E., "BBB") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated "Baa" by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated "BBB" by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest. Obligations rated BBB by Fitch are deemed to be subject to an increased likelihood that their rating will fall below investment grade than higher rated bonds.

    Each Fund's dollar-weighted average maturity is not expected to exceed ten years. Each Fund seeks to increase income and preserve or enhance total return by actively managing the average Fund maturity in light of market conditions and trends. Length of maturity influences sensitivity to interest rate changes, with the value of longer-maturity securities being generally more volatile than that of shorter-term securities. A Fund also may seek to hedge all or part of its assets against changes in securities prices by buying or selling interest rate futures contracts and options. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

MUNICIPAL SECURITIES

    Municipal Securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of Municipal Securities that may be held by each of the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Funds will not be restricted with respect to the proportion of their assets that may be invested in private activity obligations. Accordingly, the Funds may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

    Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

    The types of Municipal Securities in which each Fund may invest include the following:

        MUNICIPAL BONDS. Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (E.G., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Funds. Municipal bonds that may be purchased by the Funds include, but are not limited to:

           MORAL OBLIGATION SECURITIES. Moral obligation securities are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created that issuer.

           PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

           INSURED BONDS. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

           RESOURCE RECOVERY BONDS. Resource recovery bonds may be general obligations of the issuing municipality or supported by project revenues or corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

        MUNICIPAL NOTES. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. Municipal notes that may be purchased by the Funds include, but are not limited to:

           TAX ANTICIPATION NOTES. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

           BOND ANTICIPATION NOTES. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to retire its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

           REVENUE ANTICIPATION NOTES. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

           TANs, BANs and RANs may be general obligations of the issuer.

        FLOATING OR VARIABLE RATE OBLIGATIONS. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the

    Funds may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the interest rate thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

        CUSTODIAL RECEIPTS OR CERTIFICATES. Custodial receipts or certificates are undivided interests in underlying securities issued by a bank, insurance company or other financial institution which possesses such underlying securities. The issuer of the custodial receipts or certificates typically deposits the underlying securities in an irrevocable trust or custodial account with a custodian bank. The Funds may purchase participation certificates that represent interests in obligations that may otherwise be purchased by the Funds. A Fund's undivided interest in the underlying obligations is the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates, sometimes called tender option bonds, may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

        MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Municipal lease obligations do not constitute general obligations of the issuer and the interest on a municipal lease obligation may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and loss to the Funds. Disposition of the property in the event of foreclosure may prove difficult. The Funds may purchase unrated municipal lease obligations. In such case, the Company's Board of Directors will be responsible for determining the credit quality of such leases on an ongoing basis, including the assessment of the likelihood that the lease will not be cancelled. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

        VARIABLE RATE AUCTION SECURITIES AND INVERSE FLOATERS. Variable rate auction securities and inverse floaters are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

        MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper that may be purchased by the Funds includes short-term obligations of a state, regional or local governmental entity. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, which may be unsecured, may be backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

    From time to time, each Fund may invest 25% or more of its assets in any obligations whose debt service is paid from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, a Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

    In California, municipal bonds may also be secured by property taxes in specially created districts (Mello-Roos bonds or Special Assessment bonds), tax allocations based on increased property tax assessments over a specified period, frequently for redevelopment projects, or specified redevelopment area sales tax allocations.

    Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by a single state (I.E., California and New York, respectively) and such state's counties, municipalities and other public authorities and their agencies and instrumentalities and their various political subdivisions, they are more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Special Risk Considerations--Municipal Securities" in this Prospectus, and "Special Factors Affecting California Municipal Securities" and "Special Factors Affecting New York Municipal Securities" in the Statement of Additional Information for further information.

OTHER PERMITTED INVESTMENTS

    Each Fund may invest up to 35% of its assets in taxable obligations, including taxable high-quality short-term money market instruments in the following circumstances: (a) when, in the opinion of the Adviser, the inclusion of taxable securities will enhance the expected after-tax return of a Fund; (b) pending investment of the proceeds of sales of shares of a Fund or sales of portfolio securities; (c) pending settlement of purchases of portfolio securities; or (d) to maintain liquidity for the purpose of meeting anticipated redemptions or exchanges.

    Each Fund may invest in the following taxable high-quality short-term money market instruments: (i) obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"); (ii) commercial paper of issuers rated, at the time of purchase, "A-1" by S&P, "P-1" by Moody's, or "F-1" or better by Fitch or which if unrated, in the opinion of the Adviser, are of comparable quality; (iii) certificates of deposit, bankers' acceptances or time deposits of any bank whose long-term debt obligations have been rated "AAA" by S&P or "Aaa" by Moody's; and (iv) repurchase agreements with respect to such obligations.

    In addition, the California Municipal and New York Municipal Funds may, during seasonal variations or other shortages in the supply of suitable California Municipal Securities or New York Municipal Securities, as the case may be, invest more than 35% of its total assets in Municipal Securities issued by other states, their agencies or instrumentalities the interest on which is exempt from federal income tax, but not California or New York State and local personal income taxes, as the case may be, if, in the opinion of the Adviser, adverse conditions prevail in the market for California Municipal Securities or New York Municipal Securities (including conditions under which such obligations are unavailable for investment).

    To the extent that a Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other defensive purposes, its investment objective may not be achieved.

HEDGING AND DERIVATIVES

    Each Fund is currently authorized to use the various investment strategies referred to under "Special Risk Considerations--Hedging and Derivatives". Specifically, a Fund may, in order to further its investment objective purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Funds reserve the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. In addition, each Fund may buy and sell interest rate futures contracts and options on interest rate futures contracts. The Funds will not engage in futures and options transactions for leveraging purposes. For a discussion of these transactions, including certain risks associated therewith, see "Special Risk Considerations--Hedging and Derivatives" and Appendix B to this Prospectus.

                           OTHER INVESTMENT POLICIES

GENERAL

    Each Fund may use many of the same investment techniques and may invest in similar securities. Investors should note, however, that each Fund will invest its assets in accordance with its respective investment objective and policies described above. Accordingly, the Adviser expects that each Fund's investment portfolio will be distinct.

STRUCTURED PRODUCTS

    Each Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. Each Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes. Each Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security because they are linked to their underlying markets or securities. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which each Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of each Fund's assets that may be used for borrowing and other leveraging activities.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities". See "Additional Information on Portfolio Instruments" in the Statement of Additional Information.

MORTGAGE-RELATED SECURITIES

    Each Fund may invest in mortgage-related securities, consistent with their respective investment objective and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as Collateralized Mortgage Obligations and Stripped Mortgage-Backed Securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various governmental, government-related and private organizations.

    The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with each Fund's investment objective and policies, consider making investments in such new types of securities.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its portfolio securities consistent with its investment policies. Each Fund may lend portfolio securities in an amount up to 30% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Such loans will be against collateral, consisting of cash or securities which is equal at all times to at least 100% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. The voting rights, if any, associated with the loaned portfolio securities may pass to the borrower with the lending of the securities. The Fund's Directors will be obligated to call loans to vote proxies or otherwise obtain rights to vote or consent if a material event affecting such investment is to occur.

REPURCHASE AGREEMENTS

    Each Fund may purchase instruments from financial institutions, such as banks and U.S. broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SHORT SALES

    Each Fund may make short sales of securities "against the box." A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

BORROWING

    Each Fund is authorized to borrow money from banks in U.S. dollars, in an amount up to 25% of their respective total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. The Funds will borrow for investment purposes only when the Adviser believes that such borrowings will benefit the applicable Fund, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.

    Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing creates the opportunity for increased net income and appreciation but, at the same time, involves special risk considerations. For example, leveraging will exaggerate changes in the net asset value of the applicable Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. By leveraging, changes in a Fund's net asset value may be greater in degree than if leverage was not employed. If the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

    Each Fund may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the applicable Fund's total assets (including the amount borrowed).

WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS

    Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow such Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When a Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in a Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to such Fund than those received in each transaction.

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS

    Each Fund may invest in zero coupon securities and debt securities acquired at a discount, to the extent consistent with its investment objective. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers.

    Zero coupon securities and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Funds are required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes".

ILLIQUID SECURITIES

    No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Each Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Additional Risk Considerations--Illiquid Securities" in the Statement of Additional Information.

OTHER INVESTMENT COMPANIES

    Each Fund may invest up to 10% of its total assets in the securities of other investment companies. No Fund may invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS

    Each Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by a Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and legally permissible for such Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES

    Each of the Funds retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with each Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Thus, each Fund may, for temporary defensive purposes, invest without limitation in taxable high-quality short-term money market instruments described above if, in the opinion of the Adviser, adverse conditions prevail in the market for Municipal Securities, California Municipal Securities or New York Municipal Securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by a Fund will be taxable as ordinary income when distributed.

    In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash and may invest any portion of its assets in high-quality money market instruments.

PORTFOLIO TURNOVER

    The Funds will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. It is anticipated that, under normal conditions, the portfolio turnover will not exceed 60% for each Fund in any one year after each Fund is fully invested. For the fiscal period ended December 31, 1995, the New York Municipal Fund's portfolio turnover rate was 35%. See "Taxes" and "Portfolio Transactions" in the Statement of Additional Information.


                          SPECIAL RISK CONSIDERATIONS

GENERAL

    Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of each Fund's fixed income securities generally fluctuates inversely with interest rate movements and fixed income securities with longer maturities tend to be subject to increased volatility. There is no assurance that any Fund will achieve its investment objective.

MUNICIPAL SECURITIES

    CONCENTRATION. Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by the States of California and New York, respectively, and their agencies, instrumentalities and various political subdivisions, these Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated.

    CALIFORNIA ISSUERS. California is experiencing significant financial difficulties, which have reduced its credit standing. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be further reduced, the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected, and the income derived by the California Municipal Fund and its ability to preserve capital and liquidity could be adversely affected. See "Special Factors Affecting the California Municipal Fund" in the Statement of Additional Information for further information.

    NEW YORK ISSUERS. New York State, New York City and other issuers of New York Municipal Securities have, at various times in the past, encountered financial difficulties. A continuation or recurrence of the financial difficulties previously experienced by the issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities and the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See "Special Factors Affecting the New York Municipal Fund" in the Statement of Additional Information for further information.

    LIQUIDITY. The Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for most taxable fixed income securities. Consequently, the ability of each Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Funds to recover payments of principal or interest on such securities.

    CALLABLE SECURITIES. Certain tax exempt securities which may be held by each Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem tax exempt securities held by a Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and may not be able to reinvest the proceeds in tax exempt securities providing as high a level of investment return as the securities redeemed. For additional considerations relating to the Funds' investments in tax-exempt securities, including investing in municipal leases, see "Investment Objectives and Policies" and "Additional Information on Portfolio Instruments" in the Statement of Additional Information.

    TAXES. All or a portion of each Fund's dividends may be subject to alternative minimum tax and the National Municipal Fund's dividends may be subject to state or local taxation. In addition, each of these Funds may invest up to 20% of their respective assets in non-municipal obligations. Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the tax exempt securities available for purchase by the Funds and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. See "Taxes".

HIGH YIELD, HIGH RISK DEBT SECURITIES

    Each Fund may invest up to 20% of its total assets in high yield, high risk debt securities, at the time of investment. Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for debt instruments assigned by Moody's, S&P or Fitch (I.E., rated C by Moody's or D by S&P or Fitch). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Funds with a commensurate effect on the value of their respective shares. Therefore, an investment in the Funds should not be considered as a complete investment program for all investors.

    The secondary markets for high yield, high risk debt securities generally are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value such Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, each of the Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

    The ratings of fixed income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions.

There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

NON-DIVERSIFIED FUNDS

    Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

SHORT SALES

    Each Fund may engage in short sales "against the box," which involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Funds are permitted to engage in short sales only with respect securities related to those in its portfolio. The Adviser therefore expects that if the price of the securities a Fund is required to replace in connection with a short sale increase, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion. A Fund's ability to make short sales will be limited by the requirement that not more than 30% of its Fund's gross income be derived from the sale or disposition of securities held for less than three months to maintain such Fund's status as a regulated investment company under the Code. See "Taxes".

HEDGING AND DERIVATIVES

    The Funds may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. Each Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts and interest rate transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or interest rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's securities. None of the Funds is a "commodity pool" (I.E., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for BONA FIDE hedging, and non-hedging purposes to the extent permitted by CFTC regulations; PROVIDED that a Fund may enter into futures contracts or options thereon for purposes other than BONA FIDE hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of such Fund's portfolio; PROVIDED FURTHER, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that a Fund segregate cash, U.S. Government Securities or other liquid high grade debt obligations to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. Risks associated with Hedging and Derivatives are described in Appendix B to this Prospectus. A detailed discussion of various Hedging and Derivatives, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, also appears in Appendix B.

                           LIMITING INVESTMENT RISKS

    To   further  protect  investors,  the  Funds  have  adopted  the  following investment limitations:

            1.
           No Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry; PROVIDED, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; PROVIDED FURTHER, that there is no limitation with respect to obligations issued or guaranteed by any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

            2.
           No Fund may borrow money, except (a) from banks or by entering into reverse repurchase agreements, in aggregate amounts not exceeding 25%
    of the value of its total assets at the time of such borrowing and (b) in amounts not exceeding 5% of the value of its total assets at the time of such borrowing for temporary or emergency purposes (including for clearance of securities transactions or payment of redemptions or dividends). For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings.

            3.
           No Fund may invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

    The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of each of the Funds that may be changed only when permitted by law and approved by the holders of a "majority" of such Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the relevant Fund will not be considered a violation; PROVIDED, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any particular Fund (E.G., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of that Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                   MANAGEMENT

    The business and affairs of the Funds are managed under the general direction and supervision of the Company's Board of Directors. The Funds' day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER

    OFFITBANK (the "Adviser") provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for each Fund. The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive from each Fund a monthly fee at the following annual rates based upon the average daily net assets of the Fund: 0.40% for the National Municipal Fund; 0.40% for the California Municipal Fund; and 0.40% for New York Municipal Fund.


    The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages in excess of $6.5 billion in assets and serves as investment adviser to sixteen registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.


    PORTFOLIO MANAGERS. Carolyn N. Dolan, Joan Dougherty and John H. Haldeman, Jr. will serve as portfolio managers for the Funds. Ms. Dolan has been with the Adviser since 1983 with responsibilities for the Adviser's tax sensitive and cross market portfolios. Ms. Dougherty joined the Adviser in 1994 as its Director of Municipal Research. From 1986 through 1993, Ms. Dougherty served as Vice President and Manager with Moody's Investors Service, Inc. in the Public Finance Department. Mr. Haldeman has been with the Adviser since 1988 with responsibilities in fixed income portfolio management, specializing in municipal securities.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT


    Furman Selz LLC ("Furman Selz") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee, based upon an annual rate of 0.15% of the aggregate average daily net assets of the Funds.



    The Chase Manhattan Bank, N.A. serves as custodian of the assets of the Funds. The principal address of the custodian is 4 MetroTech Center, Brooklyn, New York 11245. Furman Selz has entered into an agreement with the Company for the provision of transfer agency and dividend disbursing services for the Funds. The principal business address of the transfer agent is 230 Park Avenue, New York, New York 10169.


    A further discussion of the terms of the Company's administrative, custody and transfer agency arrangements is contained in the Statement of Additional Information.

DISTRIBUTOR


    Shares in each Fund are sold on a continuous basis by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of Furman Selz. The Distributor's principal offices are located at 230 Park Avenue, New York, New York 10169.



    Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, each Fund is authorized to spend up to 0.25% of its net assets annually with respect to each class of shares of the Fund in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. The Distributor has agreed to waive its fee during the first year of the Funds' operation.


    Although it is anticipated that some promotional activities will be conducted on a Company-wide basis, payments made by the Funds under the Plan will generally be used to finance the distribution of shares of the Funds. Expenses incurred in connection with Company-wide activities may be allocated pro rata among all portfolios and classes of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by larger portfolios of the distribution of shares of smaller portfolios or classes.



SHAREHOLDER SERVICING AGENTS



    Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to the Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. Such services may include, among other things: assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary;
providing periodic statements showing a customer's positions in the Funds; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.



    For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to
 .10% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in each Fund's Advisor Shares.


REGULATORY MATTERS

    OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

    Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the

Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

    If the Adviser were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

    All or part of the fees payable by any or all of the Funds to the organizations retained to provide services for the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders.


    Except as noted below, OFFITBANK and Furman Selz bear all expenses in connection with the performance of their advisory and administrative services. The Company bears the expenses incurred in its operations, including: organization expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities, and reimburses the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of shares of any of the Funds. Each Fund bears its own organizational expenses and other expenses directly attributable to that Fund. Other expenses of the Company are allocated among the Company's portfolios and classes thereof based on their relative net assets. Expenses are allocated to a particular class of a portfolio based on either expenses identifiable to the class or relative net assets of the class and other classes of the portfolios.


                          DIVIDENDS AND DISTRIBUTIONS

    The Funds will declare dividends of substantially all of their net income daily and pay those dividends monthly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Each Fund will inform shareholders of the amount and nature of all such income or gains.


    Dividends are paid in the form of additional shares of the same class of the same Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's transfer agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of a Fund. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.


    Shares purchased will begin earning dividends on the business day following the date on which federal funds are available in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income of the Funds for a Saturday, Sunday or a holiday will be declared as a dividend on the prior business day. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be paid for all dividends declared but unpaid on those shares at the time of their redemption.

                               PURCHASE OF SHARES


SELECT SHARES



    Select Shares of each Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. See "Net Asset Value".


INITIAL INVESTMENTS BY WIRE


    Subject to acceptance by the Company, Select Shares of each Fund may be purchased by wiring federal funds ($250,000 minimum) to Investors Fiduciary Trust Co. (see instructions below). A completed Account Application should be forwarded to the Company at the address noted below under "Initial Investments by Mail" in advance of the wire. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:15 p.m., New York time, of the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired through the Federal Reserve Bank of New York to:


    Investors Fiduciary Trust Co.
    127 West 10th Street
    Kansas City, Missouri 64105
    ABA # 1010-0362-1
    Account #7512996
    F/B/O The OFFITBANK Investment Fund, Inc.
    Ref. (Fund name)


    Federal funds purchases will be accepted only on a day on which the Company and the custodian bank are open for business.


INITIAL INVESTMENTS BY MAIL


    Subject to acceptance by the Company, an account may be opened by completing and signing an Account Application and mailing it to the Company at the address noted below, together with a check ($250,000 minimum) payable to The OFFITBANK Investment Fund, Inc.:


    The OFFITBANK Investment Fund, Inc.
    237 Park Avenue, Suite 910
    New York, New York 10017


    The Fund(s) to be purchased should be designated on the Account Application. Subject to acceptance by the Company, payment for the purchase of Select Shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Company's custodian bank by a Federal Reserve Bank) before acceptance by the Company.


ADDITIONAL INVESTMENTS


    Additional investments may be made at any time (minimum investment $10,000) by purchasing Select Shares of any Fund at net asset value by mailing a check to the Company at the address noted under "Initial Investments by Mail" (payable to The OFFITBANK Investment Fund, Inc.) or by wiring monies to the custodian bank as outlined above. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:15 p.m., New York time, of the wire date.



SHAREHOLDER ORGANIZATIONS



    Select Shares of the Company's Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Select Shares. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.



ADVISOR SHARES



    All purchase orders for Advisor Shares must be placed through a Shareholder Servicing Agent. Orders for purchases of Advisor Shares will be executed at the net asset value per share next determined after an order has been transmitted to and accepted by the Company's distributor. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Advisor Shares of any Fund on his/her behalf, a customer should contact his/her Shareholder Servicing Agent or the Company's distributor.



OTHER PURCHASE INFORMATION



    The Company reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Company.



    Purchases of a Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


                              REDEMPTION OF SHARES


SELECT SHARES



    Select Shares of each Fund of the Company may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Select Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.


BY MAIL


    Each Fund will redeem its Select Shares at the net asset value next determined after the request is received in "good order". The net asset values per share of the Company's Funds are determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Company and the Distributor are open for business. Requests should be addressed to The OFFITBANK Investment Fund, Inc., 237 Park Avenue, Suite 910, New York, New York 10017.


    Requests in "good order" must include the following documentation:

       (a) the share certificates, if issued;

       (b) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

       (c) any required signature guarantees (see "Signature Guarantees" below); and

       (d) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

    To protect shareholder accounts, the Company and its transfer agent from fraud, signature guarantees are required to enable the Distributor to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Shareholders may contact the Company at 1-800-618-9510 for further details.

BY TELEPHONE


    Provided the Telephone Redemption Option has been authorized, a redemption of Select Shares may be requested by calling the Company at 1-800-618-9510 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Select Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Company and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, not the Company or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or its transfer agent to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



SYSTEMATIC WITHDRAWAL PLAN



    An owner of Select Shares with a net asset value of $10,000 or more shares of a Fund may elect to have periodic redemptions made from his/her account to be paid on a monthly, quarterly, semiannual or annual basis (the "Systematic Withdrawal Plan", or the "Plan"). The maximum withdrawal per year under the Systematic Withdrawal Plan is 12% of the account value at the time of the election. A number of Select Shares sufficient to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making payments under the Systematic Redemption Plan may reduce or even exhaust the account. A shareholder may request that the payments under the Plan be sent to a predesignated bank or other designated party.



ADVISOR SHARES



    All redemption orders for Advisor Shares must be placed through a Shareholder Servicing Agent in accordance with instructions or limitations pertaining to an investor's account with his/her Shareholder Servicing Agent. Redemption orders for Advisor Shares are effected at the net asset value next determined after the order is received by the Company's distributor. While no redemption fee is imposed by the Funds, Shareholder Servicing Agents may charge their customers' accounts for redemption services. A customer should contact his/her Shareholder Servicing Agent or the Company's distributor for further information regarding redemption of Advisor Shares, including the availability of wire or telephone redemption privileges, or whether the customer may elect to participate in a systematic withdrawal plan.


FURTHER REDEMPTION INFORMATION

    Redemption proceeds for shares of the Company recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

    Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the Commission.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the Commission. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund or for shares of the same class of the Company's other portfolios that are listed on the cover page of this Prospectus based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to the Funds that are registered for sale in a shareholder's state of residence. In addition, with respect to Select Shares, shareholders must transfer a minimum of $50,000 of assets between Funds for each transfer. The Funds impose no exchange fees. Exchange requests with respect to Select Shares should be sent to The OFFITBANK Investment Fund, Inc., 237 Park Avenue, Suite 910, New York, New York 10017 or, if the Telephone Exchange Option has been authorized, by calling the Company at 1-800-618-9510. See "Redemption of Shares--By Telephone" above. Shareholders should note that an exchange between Funds is considered a sale and purchase of shares for tax purposes. A shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.


TRANSFER OF REGISTRATION

    The registration of Company shares may be transferred by writing to The OFFITBANK Investment Fund, Inc., 237 Park Avenue, Suite 910, New York, New York 10017. As in the case of redemptions, the written request must be received in good order as defined above.

                                NET ASSET VALUE


    The net asset value per share for each class of shares of each Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, except on days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas or on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share for each class of shares of each Fund is determined as of the close of regular trading on the NYSE and is computed by dividing the value of the net assets attributable to each class of such Fund by the total number of shares of the class of the Fund outstanding. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.


    Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                                     TAXES

    Each Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of each Fund, to qualify as "exempt-interest dividends" when distributed to such Fund's shareholders. Under the Code, such dividends are exempt from regular federal income taxes. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, PROVIDED that the Fund distributes each taxable year (i) at least 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income. Each Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund separately, rather than to the Company as a whole. In addition, net realized long-term capital gains, investment company taxable income and operating expenses will be determined separately for each Fund. Dividends, either in cash or reinvested in shares, paid by a Fund from ordinary and net short-term capital gains will be taxable to shareholders as ordinary income.

    Whether paid in cash or additional shares of a Fund, and regardless of the length of time the shares in such Fund have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such. Shareholders are notified annually by the Company as to federal tax status of dividends and distributions paid by a Fund. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares in a Fund are generally taxable events for federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.

    Each Fund intends to declare and pay dividends and capital gains distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, each Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

    A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

    Although exempt-interest dividends paid by each Fund may be excluded by shareholders of such Fund from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. Moreover, the receipt of exempt-interest dividends from each Fund may increase a corporate shareholder's liability for environmental taxes under Section 59A of the Code and may also affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

    Each Fund may each hold without limit certain private activity bonds issued after August 7, 1986. Shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% or 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax and environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

    Each Fund intends that substantially all dividends and distributions it pays to its shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent each Fund earns ordinary income from taxable investments or gains attributable to accrued market discount or realizes capital gains, some portion of its dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.

    The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under the income or other tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of obligations issued by that state or its political subdivisions and instrumentalities and other obligations exempt from state taxation by federal law.

    A notice detailing the tax status of dividends and distributions paid by each of the Funds will be mailed annually to each Fund's shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

    CALIFORNIA STATE TAXATION. If at the close of each quarter of the California Municipal Fund's taxable year at least 50% of the value of the Fund's total assets consists of obligations of California issuers, shareholders of the Fund who are subject to California personal income tax will not be subject to such tax to the extent that distributions from the Fund are attributable to tax-exempt interest from such California issuer obligations and other obligations exempt from state taxation by federal law. If such distributions are received by a corporation subject to California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to California corporate income tax may, in certain circumstances, be subject to such tax with respect to distributions from the California Municipal Fund. Shares of the Fund will be exempt from local property taxes in California.

    To the extent shareholders are obligated to pay state or local taxes other than to California, dividends received from the Fund may be subject to such taxation.

    NEW YORK STATE AND LOCAL TAXATION. Exempt-interest dividends paid to shareholders of the New York Municipal Fund will not be subject to New York State and New York City personal income taxes to the extent they represent interest income directly attributable to federally tax-exempt obligations of the State of New York and its political subdivisions and instrumentalities and other obligations exempt from state taxation by federal law. The Fund intends that substantially all of the dividends it designates as exempt-interest dividends will also be exempt from New York State and New York City personal income taxes. To the extent shareholders are obligated to pay state or local taxes other than to New York, dividends received from the Fund may be subject to such taxation. Similarly, exempt-interest dividends paid to shareholders who are residents of Yonkers will not be subject to the City of Yonkers personal income tax surcharge, except and to the extent they are subject to the New York State personal income tax on such income.

    Corporate shareholders subject to New York State franchise tax or New York City general corporation tax will be required to include all dividends received from the Fund (including exempt-interest dividends) as net income subject to such taxes. Furthermore, for purposes of calculating a corporate shareholder's liability for such taxes under the alternative tax base measured by business and investment capital, such shareholder's shares of the Fund will be included in computing such shareholder's investment capital.

    Shareholders will not be subject to the New York City unincorporated business tax solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the New York City unincorporated business tax, income and gains derived from the Fund will be subject to such tax, except for exempt-interest dividend income that is directly attributable to interest on New York Municipal Securities. Shares of the Fund will be exempt from local property taxes in New York State and New York City.
                          ----------------------------

    Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their tax advisers concerning a prospective investment in the Funds.

                            PERFORMANCE INFORMATION


    From time to time the Funds may advertise certain information about their performance. The Funds may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Funds may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in a Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Total return and yield quotations are computed separately for each class of shares of a Fund. Each Fund presents performance information for each class of shares commencing with the Fund's inception. Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses payable by such class that were not borne by the Fund prior to the introduction of such class. The Funds may also present from time to time their respective tax-equivalent yields. The tax-equivalent yield is calculated by determining the portion of yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield.


    The performance of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and
Intermediate Agency Indices. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, CHANGING TIMES, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY or THE NEW YORK TIMES or other industry or financial publications.

    A FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

ORGANIZATION AND CAPITAL STOCK

    The Company was incorporated under the laws of the State of Maryland on September 8, 1993. The Company operates as an open-end investment company and is not authorized to engage in the business of banking. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation, together with Articles Supplementary, currently authorize the issuance of eight classes of shares, corresponding to shares of the OFFITBANK High Yield Fund, the OFFITBANK Investment Grade Global Debt Fund, the OFFITBANK Global Convertible Fund, the OFFITBANK Emerging Markets Fund, the OFFITBANK Latin America Total Return Fund, the OFFITBANK National Municipal Fund, the OFFITBANK California Municipal
Fund and the OFFITBANK New York Municipal Fund. Effective            , 1996, all
of the outstanding shares of each of the Funds were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." The per-share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of different fees or expenses payable by the classes and the allocation of certain class-specific expenses to the appropriate class to which such expenses apply. The Company's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios or additional classes of shares of the Funds.



    Holders of a Fund's shares will vote in the aggregate, and not by series or class, on all matters and will vote in the aggregate with shareholders of the Company's other current and future portfolios except where voting by portfolio or class is required by law or where the matter involved affects only one portfolio or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940
Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.


    All  shares  of  the   Company,  when  issued,  will   be  fully  paid   and
nonassessable.

    Prior to the commencement of the Funds' operations, Furman Selz was the sole and controlling shareholder of the Funds.

COUNSEL

    Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, serves as counsel to the Company.

                            REPORTS TO SHAREHOLDERS

    Each Fund sends shareholders a semi-annual and audited annual report, which includes listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Funds' printing and mailing costs, the Funds may consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record would receive a single copy of each report. When a Fund's annual report is combined with the Prospectus into a single document, the Fund will mail the combined document to each shareholder to comply with legal requirements. Any shareholder who does not want this consolidation to apply to his or her account should contact the Distributor or the Funds' transfer agent.

                                                                      APPENDIX A

                                    RATINGS

    The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") that are applicable to certain obligations in which certain of the Company's Funds may invest.

MOODY'S MUNICIPAL BOND RATINGS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

    B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

MOODY'S MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable demand obligations are designated Variable Moody's Investment

Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MOODY'S COMMERCIAL PAPER RATINGS

    Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates or return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short- term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P MUNICIPAL BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

    BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

S&P MUNICIPAL NOTE RATINGS

    Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest.

    Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

        A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

        A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

        C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH MUNICIPAL BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    BB--Bonds rated BB by Fitch are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    B--Bonds rated B by Fitch are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC--Bonds rated CCC by Fitch have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC--Bonds rated CC by Fitch are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C--Bonds rated C by Fitch are in imminent default in payment of interest or principal.

    DDD-DD-and D--Bonds rated DDD, DD or D by Fitch are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

FITCH'S COMMERCIAL PAPER RATINGS

    F-1+--Exceptionally strong quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".
                          ----------------------------

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. However, the Adviser will consider such event in its determination of whether such Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                                                      APPENDIX B

                            HEDGING AND DERIVATIVES

    Each Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives").

    A detailed discussion of Hedging and Derivatives follows below. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Commission, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

    If and to the extent authorized to do so, a Fund may purchase and sell call options on securities that are traded on U.S. securities exchanges and in the OTC markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

    Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

    If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

    A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

    If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

    If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple interest rate transactions and any combination of futures, options and interest rate transactions, instead of a single Hedging and Derivatives transaction, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

    A Fund may be authorized to enter into interest rate swaps and the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

    Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other similar transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

    The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    Each Fund will maintain cash and appropriate liquid assets (I.E., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

RISK FACTORS

    Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

    Losses resulting from the use of Hedging and Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

    Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

    OTC options entered into by a Fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

    Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                      THE OFFITBANK INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

OFFICERS AND DIRECTORS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Wallace Mathai-Davis
SECRETARY AND TREASURER

John J. Pileggi
ASSISTANT TREASURER

Joan V. Fiore
ASSISTANT SECRETARY

Sheryl Hirschfeld
ASSISTANT SECRETARY

Gordon Forrester
ASSISTANT TREASURER

INVESTMENT ADVISOR
OFFITBANK
520 Madison Avenue
New York, NY 10022-4213


DISTRIBUTOR
OFFIT Funds Distributor, Inc.
230 Park Avenue
New York, NY 10169


CUSTODIAN
The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017-3909


ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING
AGENT
Furman Selz LLC
230 Park Avenue
New York, NY 10169


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

                      The OFFITBANK Investment Fund, Inc.
                  237 Park Avenue Suite 910 New York NY 10017
                                  212 758 9600

OF0295

                       THE OFFITBANK INVESTMENT FUND, INC.

                           237 Park Avenue, Suite 910
                            New York, New York 10017
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 29, 1996

     The OFFITBANK Investment Fund, Inc. (the "Company") is a no-load mutual fund consisting of eight portfolios offering a variety of investment alternatives. This Statement of Additional Information relates to the following three portfolios:

          OFFITBANK National Municipal Fund

          OFFITBANK California Municipal Fund

          OFFITBANK New York Municipal Fund

(individually, a "Fund", and collectively, the "Funds"). This Statement of Additional Information sets forth information about the Company applicable to each of the three Funds.

     This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Company's Prospectus dated April 29, 1996 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Company at the address and telephone number set forth above.


     Information about the Company's five other portfolios, OFFITBANK High Yield Fund, OFFITBANK Investment Grade Global Debt Fund, OFFITBANK Global Convertible Fund, OFFITBANK Emerging Markets Fund and OFFITBANK Latin America Total Return Fund, is contained in a Prospectus and related Statement of Additional Information each dated April 29, 1996. The Prospectus and Statement of Additional Information relating to these portfolios may be obtained without charge by writing or calling the Company at the address and the telephone number set forth above.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----


ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS. . . . . . . . . . . . . . .   2

ADDITIONAL RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . .  11

SPECIAL FACTORS AFFECTING THE CALIFORNIA MUNICIPAL FUND. . . . . . . . . . .  12

SPECIAL FACTORS AFFECTING THE NEW YORK MUNICIPAL FUND. . . . . . . . . . . .  23

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY SERVICES . . . . . . . . . . . .  60

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

PERFORMANCE CALCULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  64

ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . .  66

SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73

FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . F-1


--------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

     The following information relates to or supplements the description of the Funds' investment policies contained in the Prospectus.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. A Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into reverse repurchase agreements as described in the Prospectus, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

BORROWING

     Each Fund's borrowings will not exceed 25% of such Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. Each Fund may borrow for leveraging purposes. Any borrowing by a Fund may cause greater fluctuation in the value of its shares than would be the case if the Funds did not borrow. In the event that a Fund employs leverage, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in a Fund's net asset values. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset values will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset values would decline faster than would otherwise be the case.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

     Except for temporary defensive purposes, no Fund will invest more than 35% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

     In addition to the U.S. Treasury obligations described above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (E.G., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (E.G., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (E.G., obligations of the Federal Home Loan Mortgage

Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

     Bank obligations that may be purchased by each Fund includes certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

VARIABLE AND FLOATING RATE INSTRUMENTS

     Securities purchased by each Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectus. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument might not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market. With respect to the floating and variable rate notes and demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers or guarantors of such notes and will continuously monitor their financial ability to meet payment obligations when due.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS

     Each Fund may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' 15% limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     Each Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and California income tax, in the case of the California Municipal Fund, or New York State, New York City and City of Yonkers personal income tax, in the case of the New York Municipal Fund.

PRE-REFUNDED MUNICIPAL SECURITIES

     Each Fund may invest in pre-refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of

Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the Issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

TENDER OPTION BONDS

     Each Fund may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term-tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate.

     No Fund will purchase tender option bonds unless at the time of such purchase the Adviser reasonably expects that (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, a Fund will exercise the tender option with respect to any tender option bonds unless the Adviser reasonably expects that, (a) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (b) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. Each Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of their tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. Each Fund will purchase tender option bonds only when it is satisfied that (a) the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying municipal obligations and (b) payment of any tender fees will not have the effect of creating taxable income for the Funds.

     Each Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax and, in the case of the California Municipal Fund, California state income tax, or in the case of the New York Municipal Fund, New York State, New York City and City of Yonkers personal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES

     Each Fund may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code. For purposes of complying with the 35% limitation on each Fund's investments in securities other than Municipal Securities, auction rate preferred securities will not be treated as Municipal Securities unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes and, in the case of the California Fund, California state income tax, or, in the case of the New York Fund, New York State, New York City and City of Yonkers personal income tax.

     Each Fund's investments in auction rate preferred securities of closed-end funds are subject to the limitations prescribed by the Investment Company Act of 1940 (the "Act") and certain state securities regulations. These limitations include a prohibition against acquiring more than 3% of the voting securities of any other investment company and investing more than 5% of such Fund's assets in securities of any one investment company or more than 10% of its assets in securities of all investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory and administration fees payable directly by such Fund.

INSURANCE

     Each Fund may invest in "insured" tax-exempt Municipal Securities. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     Each Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("Standard & Poor's") for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are noncancellable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. Each Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or a Fund may itself purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by the Funds will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's.


                         ADDITIONAL RISK CONSIDERATIONS

ILLIQUID SECURITIES

     A Fund may invest up to 15% of its net assets in illiquid securities. See "Limiting Investment Risks" in the Prospectus. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933 and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.


             SPECIAL FACTORS AFFECTING THE CALIFORNIA MUNICIPAL FUND

     The California Municipal Fund will invest at least 65% of its assets in California Municipal Securities. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Securities. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California municipal obligations.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on California or local governmental finances generally, will not adversely affect the market value of California Municipal Securities held in the California Municipal Fund's portfolio or the ability of particular obligors to make timely payments of debt service on (or relating to) those securities.

ECONOMIC OVERVIEW

     California's economy is the largest among the 50 states and one of the largest in the world. California's population of about 32 million represented over 12% of the total United States population and grew by 26% in the 1980s. Total personal income in California, at an estimated $683 billion in 1993, accounts for about 13% of all personal income in the nation. Total employment is almost 14 million, the majority of which is in the service, trade and manufacturing sectors.

     Reports issued by the State Department of Finance and the Commission on State Finance (the "COSF") indicate that California's economy is suffering its worst recession since the 1930s, with prospects for recovery slower than for the nation as a whole. California's tax revenue experience clearly reflects sharp declines in employment, income and sales on a scale not seen in over 50 years. After the worst job losses of any post-war recession, non-farm employment levels are believed to have stabilized by late 1994 and show modest growth in 1995, and pre-recession job levels are not expected to be reached until 1997. Unemployment is expected to remain well above the national average through 1994. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. The Governor's May 1994 Revision to the 1994-95 Budget (the "May 1994 Revision") reflects signs that California will start to recover from the recessionary conditions in 1994, with a modest upturn beginning in 1994 and continuing in 1995. Sectors which are contributing to California's recovery include construction and related manufacturing, wholesale and retail trade, transportation and several service industries. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is slowly diminishing. These trends are expected to continue, and in this year, much of the restructuring in finance and utilities industries should be nearly completed. Thus, California believes that its recovery should gain momentum through 1996.

     As a result of these factors, average 1994 nonfarm employment is now forecast to maintain 1993 levels compared to a projected 0.6% decline forecasted earlier. Employment in 1995 is expected to rise 1.6%, compared to a previous estimate of a 0.7% gain.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to the public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake is not expected to be serious. The earthquake may have dampened economic activity briefly during late January and February 1994, but the rebuilding effects are now adding a small measure of stimulus to the economy.

     The full impact of the earthquake on Los Angeles and surrounding areas and on California's finances has yet to be determined. Preliminarily, however, total property damage (public and private) is estimated to be in the range of $20 billion. Federal and state aid and insurance was estimated to provide reimbursement in excess of one-half that amount, and the Governor has proposed additional relief to be provided in 1995-96 or beyond. California believes this effect will not impact its ability to pay the principal of and interest on its obligations.

CONSTITUTIONAL LIMITATIONS ON TAXES AND APPROPRIATIONS

     LIMITATION ON TAXES. Certain California Municipal Securities may be obligations of issuers which rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of AD VALOREM property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13. Article XIIIA prohibits local governments from raising revenues through AD VALOREM property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A court decision, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use.

     APPROPRIATIONS LIMITS. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits California or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

      Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by California of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in California's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. California must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including California, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

     Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Securities or on the ability of California or local governments to pay debt service on such California Municipal Securities. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either
Article XIIIA or Article XIIIB, or the impact of any such determinations upon state agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of California or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

     As of November 30, 1994, California had approximately $18.4 billion of general obligation bonds outstanding. In addition, at June 30, 1994, California had lease-purchase obligations, payable from California's General Fund, of approximately $5.1 billion. In fiscal year 1993-94, debt service on general obligation bonds and lease-purchase debt was approximately 5.2% of General Fund revenues. California has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

RECENT FINANCIAL RESULTS

     The principal sources of General Fund revenues in 1993-94 were the California personal income tax (45% of total revenues), the sales tax (36%), bank and corporation taxes (12%), and the gross premium tax on insurance (2%). California maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

     GENERAL. Throughout the 1980s, state spending increased rapidly as California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California's General Fund revenues (currently about 34%).

     Since the start of 1990-91 Fiscal Year, California has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected state tax revenues. It also caused increased expenditures for health and welfare programs. California also entered the period with a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, California's expenditures exceeded revenues for four of the five fiscal years ending in 1991-92; revenues and expenditures were about equal in 1992-93. By June 30, 1993, California's General Fund had an accumulated deficit, on a budget basis, of approximately $2.8 billion. The Deficit Reduction Plan incorporated in the 1993-94 Budget Act was to repay this deficit over two years. As a result of the continuing recession, deficit-reduction goals were not met, but the General Fund's accumulated deficit was reduced to $2.0 billion at June 30, 1994.

     1992-93 FISCAL YEAR. At the outset of the 1992-93 Fiscal Year, California estimated that approximately $7.9 billion of budget actions would be required to end the fiscal year without a budget deficit. The difficulty of taking these actions delayed enactment of a budget for more than two months past the start of the 1992-93 Fiscal Year. With the failure to enact a budget by July 1, 1992, California had no legal authority to pay many of its vendors until the budget was passed; nevertheless, certain obligations (such as debt service, school apportionments, welfare payments and employee salaries) were payable because of continuing or special appropriations, or court orders. However, the state Controller did not have enough cash to pay as they came due all of these ongoing obligations, as well as valid obligations incurred in the prior fiscal year.

      Because of the delay in enacting the budget, California could not carry out its normal cash flow borrowing and, starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many state obligations. Available cash was used to pay constitutionally mandated and priority obligations. Between July 1 and September 3, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by California of $3.3 billion of Interim Notes.

     The 1992-93 Budget Act, adopted on September 2, 1992, provided for expenditures of $57.4 billion and consisted of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimated there would be a balance in the Special Fund for Economic Uncertainties of $28 million on June 30, 1993.

     The $7.9 billion budget gap was closed through a combination of increased revenues and transfers and expenditure cuts. The principal reductions were in health and welfare, K-12 schools and community colleges, state aid to local governments, higher education (partially offset by increased student fees), and various other programs. In addition, funds were transferred from special funds, collections of state revenues were accelerated and other adjustments were made.

     As had occurred in the prior two fiscal years, the continuing recession caused actual revenues and expenditures for the 1992-93 Fiscal Year to vary greatly from the original projections in the 1992-93 Budget Act. This was exacerbated by enactment of an initiative measure in November 1992 which repealed a sales tax for certain candy, snack foods and bottled water, reducing revenues by $300 million a year ($200 million in 1992-93). While the original 1992-93 Budget Act had projected that revenues would exceed expenditures by about $2.6 billion, to repay the accumulated budget deficit, by the end of the Fiscal Year at June 30, 1993, the accumulated budget deficit was essentially unchanged at $2.8 billion.

     1993-94 FISCAL YEAR. The 1993-94 Budget Act, signed on June 30, 1993, provided for General Fund expenditures of $38.5 billion, a 6.3% decline from the prior year. Revenues were projected at $40.6 billion, about $400 million below the prior year. To bring the budget into balance, the 1993-94 Budget Act and related legislation provided for transfer of $2.6 billion of local property taxes to school districts, thus reducing General Fund support by an equal amount; reductions in health and welfare expenditures; reductions in support for higher education institutions; a two-year suspension of the renters' tax credit; and miscellaneous cuts in general government spending and certain one-time and accounting adjustments. There were no general state tax increases, but a 0.5% state sales tax scheduled to expire on June 30, 1994, but which was extended permanently, and dedicated to support local government public safety costs.

     1994-95 FISCAL YEAR. The 1994-95 Budget Act was passed on July 8, 1994, and provides for an estimated $41.9 billion of General Fund revenues, and $40.9 billion of expenditures. The budget assumes receipt of about $750 million of new federal assistance for the costs of incarceration, and health and welfare costs for undocumented immigrants. In late 1994, however, California's Controller estimated that approximately $407 million of such assistance will not be received. Other major components of the budget include further reductions in health and welfare costs, some additional transfers of funds from local government for the benefit of school districts, and a plan to defer retirement of $1 billion of the accumulated budget deficit to the 1995-96 fiscal year. The 1994-95 Budget Act contains no tax increases, but a further one-year suspension of the renter's tax credit, for 1995, was approved.

     Because of the accumulated budget deficit over the past several years, the payment of certain unbudgeted expenditures to schools to maintain constant per-pupil aid levels, and a reduction of the level of available internal borrowing, California's cash resources have been significantly depleted. This has required California to rely on a series of external borrowings for the past several years to pay its normal expenses, including borrowings which have gone past the end of the fiscal year. In July, 1994, California borrowed a total of $7 billion to meet its cash flow requirements for the 1994-95 fiscal year, and to fund a part of its deficit into the 1995-96 fiscal year. A total of $3 billion of this borrowing matures in June, 1995 and $4 million matures in April, 1996. In order to assure repayment of this borrowing, California enacted legislation which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections of July 1994, when the borrowings were made.

     California's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on state aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that California will not face budget gaps in the future.

BOND RATING

     The ratings on California's general obligation bonds were lowered on July 15, 1994 and they are currently rated "A1" by Moody's and "A" by S&P and Fitch. Ratings on California's general obligation bonds have fallen gradually since late 1991, when Moody's and S&P both rated such obligations "AAA". There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

     California is involved in certain legal proceedings (described in California's recent financial statements) that, if decided against California, may require it to make significant future expenditures or may substantially impair revenues.

ORANGE COUNTY BANKRUPTCY

     On December 6, 1994, Orange County, California, and the "Orange County Investment Pools, an Instrumentality of the County of Orange" filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code. These filings began the largest municipal bankruptcy case in United States history. Orange County and approximately 187 local government entities invested public monies using a strategy that has resulted in an estimated loss exceeding $2 billion.

     The Orange County Treasury managed money for 187 different and separate governmental agencies (the "Participants"). By early December 1994, the Participants had deposited approximately $7.5 billion in the Orange County Treasury. The Participants included cities, school districts, community colleges, special district accounts, other county governmental accounts and monies held in trust for the use of the Orange County municipal and superior court systems. Approximately ten of these entities exist outside of Orange County. Some local agencies, including Orange County and several school districts, issued one-year notes solely to invest the borrowed funds in the Pools. Orange County borrowed $600 million in July 1994 to invest in the Pools, and five school districts each borrowed in excess of $50 million to invest in the Pools.

     Until the bankruptcy filings, the Orange County Treasurer's strategy was to use reverse repurchase agreements, combined with investments in structured or floating interest rate securities, such as "inverse floaters", which effectively leveraged the Pools by a ratio of 2 to 1. This strategy was predicated upon stable, low interest earning rates. Orange County entered into reverse repurchase agreements, at short-term rates, to take relatively long-term rate positions which combined with the structured notes to produce a portfolio highly sensitive to interest rate movements. By December 1994, an estimated $7.5 billion in deposits with the Treasurer had been leveraged to over $20 billion. As rates increased, the returns on long-term obligations no longer exceeded the cost of funds used to acquire them and their market value declined, as did the market value of the inverse floaters. Requests for withdrawal of deposited funds, combined with the negative interest return under the reverse repurchase agreements, generated a cashflow squeeze which precipitated the Orange County bankruptcy filing.

     Both Standard & Poor's and Moody's rated debt that was issued by Orange County and other municipalities that participated in the Pools. Prior to Orange County's disclosure that the Pools had large unrealized losses, Orange County's short-term debt was rated in the highest category, and its long-term debt was rated very highly, by both Standard & Poor's and Moody's. Following Orange County's bankruptcy filing on December 6, 1994, Standard & Poor's downgraded its short-term debt rating of most Orange County debt obligations to "speculative" and most of its long-term debt to "CCC". Moody's also reacted by initially suspending its ratings of all Orange County debt, and then on January 6, 1995, by reinstating and lowering its long-term ratings on certain of orange County's obligations to Caa and its ratings on various short-term obligations to "speculative grade" and "not prime".

OBLIGATIONS OF OTHER ISSUERS

     OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of California agencies, instrumentalities and political subdivisions of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of California.

     STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for approximately 75% of

General Fund spending. To reduce General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing all of the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved, extending permanently the 0.5% of the sales tax, dedicating it to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

     To the extent California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings have been dismissed.

     ASSESSMENT BONDS. California Municipal Securities which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (E.G., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

     Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a California receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease. The case is likely to be settled, but if it is not, further appeals may occur. Any ultimate judgment against the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

OTHER CONSIDERATIONS

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (California's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (E.G., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Municipal Securities in which the California Municipal Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Securities.

     Substantially all of California is within an active geologic region subject to major seismic activity. Any California Municipal Securities in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the Federal or state government to appropriate sufficient funds within their respective budget limitations.


              SPECIAL FACTORS AFFECTING THE NEW YORK MUNICIPAL FUND


     Some of the significant financial considerations relating to the investments of New York Municipal Fund in New York Municipal Securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York Municipal Securities available as of the date of this

Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

NEW YORK STATE

     NEW YORK STATE FINANCING ACTIVITIES. There are a number of methods by which New York State may incur debt. Under the New York Constitution, New York may not, with limited exceptions for emergencies, undertake long-term borrowing (I.E., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term debt that may be so authorized and subsequently incurred by New York. The total amount of long-term State general obligation debt authorized but not issued as of March 31, 1994 was approximately $2.039 billion.

     New York may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes. Tax and revenue anticipation notes must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. The amount of tax and revenue anticipation notes issued may not exceed either the amount of appropriations in force (which amount normally exceeds the amount of disbursements provided in the financial plan for each year) or the amount of taxes and revenues reasonably expected, at the time the notes are issued, to be available to pay such notes.

     New York may also, pursuant to specific constitutional authorization, directly guarantee certain State public benefit corporation ("Authority") obligations. Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of New York.

     New York also employs two other types of long-term financing mechanisms which are State-supported but are not general obligations of New York: moral obligation and lease-purchase or contractual-obligation financing. Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity, and that debt is secured by project revenues and statutory provisions of New York, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financing arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to cover debt service and amortizations of the obligations through the receipt of rental or other contractual payments made by New York. New York has also entered into a payment agreement with the New York Local Government Assistance Corporation ("LGAC"). State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking by New York to make payments to an Authority, municipality or other entity, but New York's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to New York for making the payments. New York also participates in the issuance of certificates of participation in a pool of leases entered into by New York's Office of General Services on behalf of several State departments and agencies. New York has also participated in the issuance of certificates of participation for the acquisition of real property which represent proportionate interests in lease payments to be paid by New York.

     Payments for principal and interest due on general obligation bonds, interest due on bond anticipation notes and on tax and revenue anticipation notes and contractual-obligation and lease-purchase commitments were $1.783 billion and $2.045 billion in the aggregate for New York's 1991-92 and 1992-93 fiscal years, respectively. Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on tax and revenue anticipation notes were $782.5 million for the 1993-94 fiscal year, and are estimated to be $786.3 million for 1994-95. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest was paid from an escrow
fund established with the proceeds of such Refunding Bonds.   Principal and
interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1993-94 fiscal year, and are estimated to be $289.9 million for 1994-95. State lease-purchase rental and contractual-obligation payments for 1993-94, including State installment payments relating to certificates of participation were $1.258 billion and are estimated to be $1,495 billion in 1994-95.

     New York has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral obligation debt of any Authority.

     In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC"), created to provide financing assistance to New York City

(the "City"), is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the Benefit of New York City, New York-imposed Stock Transfer Tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. Legislation has been enacted which would, under certain conditions, permit MAC to issue up to $1.465 billion of additional bonds, which are not subject to a moral obligation provision.

     STATE FINANCIAL OPERATIONS. New York has historically been one of the wealthiest states in the nation. For decades, however, New York economy has grown more slowly than that of the nation as a whole, gradually eroding New York's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     New York has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York.

     The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. New York economy remained in recession until 1993, when employment growth resumed. Since early 1993, New York has gained approximately 100,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries.
Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

     New York Financial Plan is based on a projection by the Division of the Budget of national and State economic activity. New York economic forecast on which the initial formulation of New York Financial Plan was based provided that the overall rate of growth of the national economy during calendar year 1994 would be similar to the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1994 was projected to be moderate (3.5 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business to reduce costs was expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, was projected to remain about 3 percent due to moderate wage growth and foreign competition. Growth rates for personal income and wages were projected to increase.

     New York's economy was expected to continue to expand during 1994. Industries that export goods and services to the rest of the country and abroad were expected to benefit from growing national and international markets. Both upstate and downstate regions were expected to share in this renewed growth. Employment was expected to grow moderately throughout the year, although the rate of increase was expected to be below the experience of the 1980's due to cutbacks in Federal spending and employment, as well as continued downsizing by large corporations. Both personal income and wages were expected to record moderate gains in 1994.

     New York has updated its forecast of national and State economic activity through the end of calendar year 1995. This national economic forecast is basically unchanged from that on which the initial formulation of the New York State Financial Plan was based. The revised forecast projects real Gross Domestic Product (GDP) growth in the nation of 3.6 percent for 1994 and 2.5 percent in 1995. Inflation is expected to be 2.7 percent in 1994 and 3.5 percent in 1995, mainly because industry is operating at close to full capacity. The annual rate of job growth is expected to slow gradually to about 2.0 percent in 1995, down from 2.5 percent in 1994. Growth in personal income and wages will remain near the current pace, with rising inflation offsetting the slowdown in real growth.

     New York economic forecast is marginally weaker than that on which the initial formulation of the New York State Financial Plan was based. The forecast calls for employment to increase in 1994 and 1995. Employment growth will moderate in 1995 when the pace of national economic growth is projected to slacken and entire industries adjust to changing markets and New York's economy absorbs the full impact of these developments. Personal income is estimated to increase by 5.3 percent in 1994, and at a more moderate rate in 1995.

     The following discussion summarizes the 1994-95 New York State Financial Plan and recent fiscal years with particular emphasis on New York's General Fund. Pursuant to statute, New York updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of New York Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to New York's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

     General Fund receipts, excluding transfers from other funds, totalled $28.818 billion in New York's 1991-92 fiscal year (before repayment of $1.081 billion of deficit notes issued in its 1990-91 fiscal year and before issuance of $531 million in deficit notes to close New York's 1991-92 fiscal year General Fund cash-basis operating deficit), $29.950 billion in New York's 1992-93 fiscal year (before repayment of $531 million in deficit notes issued to close New York's 1991-92 fiscal year General Fund cash-basis operating deficit) and $30,579 billion in New York's 1993-94 fiscal year.

     General Fund disbursements, exclusive of transfers to other funds, totalled $28.058 billion in New York's 1991-92 fiscal year, $29.068 billion in New York's 1992-93 fiscal year, and $30.152 billion in New York's 1993-94 fiscal year. Major General Fund disbursements categories and the approximate percentage of budgeted fiscal year 1994-95 General Fund disbursements for which they account include grants to local governments (including aid to education, social services and State revenue sharing), 70%, State operations spending, 18%, and other general State charges (including contributions to pension systems and employee fringe benefits), debt service and capital spending, 12%.

     New York's current fiscal year commenced on April 1, 1994, and ends on March 31, 1995, and is referred to herein as New York's 1994-95 fiscal year.

     New York's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The New York State Financial Plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based on New York's budget as enacted by the Legislature and signed into law by the Governor.

     New York issued the first of the three required quarterly updates to the cash-basis 1994-95 New York State Financial Plan on July 29, 1994. The first update reflected an analysis of actual receipts and disbursements in the first quarter of the fiscal year, as well as the impact of legislative actions and other developments after the enactment of the budget. Following so closely after the initial formulation of the New York State Financial Plan reflecting the enactment of New York's 1994-95 budget, the update reflected no significant changes. Minor changes were made to reflect tax reductions relating to the racing industry enacted late in the legislative session, and to reflect monies received as a result of a settlement with Occidental Petroleum under which New York will be repaid for a portion of the costs it incurred in the clean-up of Love Canal. These changes did not alter the balanced position of New York's General Fund in the New York State Financial Plan. The economic forecast at that time remained unchanged, following several weeks of mixed news about the pace of the economy of the nation and New York State.

     New York issued its second quarterly update to the cash-basis 1994-95 New York State Financial Plan on October 28, 1994. Revisions have been made to estimates of both receipts and disbursements, based on: (1) updated economic forecasts for both the nation and New York, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements and cost savings initiatives. The update projects a year-end surplus of $14 million in the General Fund, with the $34.321 billion figure for total estimated receipts reduced by $267 million and the $34.248 billion figure for total estimated disbursements reduced by $281 million, compared to the New York State Financial Plan as initially formulated.


     The New York State Financial Plan is based upon forecasts of national and State economic activity. Economic' forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and New York economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit, and the condition of the world economy, which could have an adverse effect on New York. There can be no assurance that New York economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on New York's projections of receipts and disbursements.

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, New York incurred General Fund operating deficits that were closed with receipt from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, New

York recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

     New York ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

     Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of New York's 1994-95 fiscal year to continue the process of restructuring New York's cash flow as part of the LGAC program. The balance in the CRF will be used to meet the cost of litigation facing New York. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

     Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when New York Financial Plan for that year was formulated on April 16, 1993 by $1.002
billion.   Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

     The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of New York's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of New York in economic growth. The Division of the Budget ("DOB") believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

     Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had New York not accelerated the payment of Medicaid billings, which in the April 1993 New York State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the New York State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure New York's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, New York share of income maintenance, overtime for prison guards, and highway snow and ice removal. New York also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against New York regarding the disposition of abandoned property receipts.

     During the 1993-94 fiscal year, New York also established and funded the CRF as a way to assist New York in financing the cost of litigation affecting New York. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, New York augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

     New York ended its 1992-93 Fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

     New York's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

     There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200-million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

     Disbursements and transfers to other funds were $45 million above projections in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in January 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

     The 1991-92 State fiscal year was marked by a protracted delay in the adoption of a budget, disagreements between the Executive and the Legislature over receipts and disbursements projections, and continuing deterioration in New York economy. Persistent under performance of the economy led to revenue shortfalls which were the primary cause of a $531-million deficit TRAN borrowing and a $44-million withdrawal from the tax stabilization reserve fund, depleting the balance in that fund. The tax refund reserve account had a balance of $29 million at the end of the 1991-92 fiscal year. The deposit to this account reduced personal income tax collections by $29 million in the 1991-92 fiscal year.

     The New York State Financial Plan was initially formulated on June 10, 1991, more than two months after the beginning of the fiscal year. The New York State Financial Plan was formulated after disagreement between the Governor and the legislative leaders over spending levels, revenue-raising measures and estimates of the impact of legislative actions, and after the Governor vetoed $937 million in spending measures which the Legislature added to his proposed Executive Budget without providing the necessary revenues.

     The Legislature, after consultation with the Governor, subsequently passed appropriation bills adding a net of $676 million in spending during New York's 1991-92 fiscal year. The additional spending was expected to be financed through several actions including tax increases, projected audit revenues, added operating support for tax enforcement efforts, nonrecurring revenues, and administrative actions to reduce spending.

     Although the economic forecast upon which the 1991-92 New York State Financial Plan was based assumed a modest national recovery consistent with the consensus of forecasters at the time and continued but for moderating declines in State employment, the expectations were too optimistic. The national economy was much more sluggish than forecasted, and New York economy also fared significantly worse with continued steep employment declines.

     Budget projections for the 1991-92 fiscal year were adversely affected by several factors, including shortfalls in receipts from the personal income tax and user taxes and fees, higher-than-expected disbursements for Medicaid and income maintenance, and the inability of New York to complete certain nonrecurring transactions. Despite administrative cost savings from actions taken during the fiscal year of $407 million, New York was required to finance its operations through the deficit TRANs and fund transfer described above.

     The financial condition of New York is affected by several factors, including the strength of New York and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, New York may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. Any such recurring imbalance would be exacerbated if New York were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, New York would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the New York Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, New York would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that New York's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The 1994-95 New York State Financial Plan contains actions that provide nonrecurring resources or savings, as well as actions that impose nonrecurring losses of receipts or costs. DOB believes that the net positive effect of nonrecurring actions represents considerably less than one-half of one percent of New York's General Fund, an amount significantly lower than the amount included in the New York State Financial Plans in recent years. DOB further believes that those actions do not materially affect the financial condition of New York.

     In addition to those nonrecurring actions, the 1994-95 New York State Financial Plan reflects the use of $1.026 billion in the positive cash margin carried over from the prior fiscal year, resources that are not expected to be available in New York's 1995-96 fiscal year.

     The major uncertainties in the 1994-95 New York State Financial Plan continue to be those related to the economy and tax collections, and could produce either favorable or unfavorable variances during the balance of the year. While adjustments to the forecast have been made to reflect emerging relative weakness in the financial services industry, due in large part to currency and credit market volatility, it is possible that the weakness in that sector could precipitate further deterioration in State receipts. On the other hand, recent evidence suggests that the national economy may perform better than projected, with potentially beneficial short-term results on State receipts.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing for those purposes. The legislation also dedicated revenues equal to one-fourth of the four cent state sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of New York at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. To date, LGAC has issued bonds to provide net proceeds of $3.856 billion and has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during New York's 1994-95 fiscal year. The impact of this borrowing, together with the availability of certain cash reserves, is that, for the first time in nearly 35 years, the 1994-95 New York State Financial Plan includes no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting New York to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

     In April 1993, legislation was also enacted providing for significant constitutional changes to the long-term financing practices of New York and the Authorities.

     The Legislature passed a proposed constitutional amendment that would permit New York, without a voter referendum but within a formula-based cap, to issue revenue bonds, which would be debt of New York secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of New York. In addition, the proposed amendment required that State debt be incurred only for capital projects included in a multi-year capital financing plan and prohibited lease-purchase and contractual-obligation financing mechanisms for State facilities.

     Public hearings were held on the proposed constitutional amendment during 1993. Following these hearings, in February 1994, the Governor and the State Comptroller recommended a revised constitutional amendment which would further tighten the ban on lease-purchase and contractual-obligation financing, incorporate existing lease-purchase and contractual-obligation debt under the proposed revenue bond cap while simultaneously reducing the size of the cap. After considering these recommendations, the Legislature passed a revised constitutional amendment which tightens the ban, and provides for a phase-in to a lower cap (4.4 percent of personal income).

     Before the approved constitutional amendment or any revised amendment enacted in 1994 can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature in 1995 prior to presentation to the voters at the earliest in November 1995. The amendment could not become effective before January 1, 1996.

     On March 10, 1993, Moody's Investors Service, Inc. ("Moody's") confirmed its A rating of State general obligation bonds, stating that New York's "credit standing reflects its diverse and substantial economic base, a strength offset by structural imbalance of state finances and increasing debt levels. Chronic financial problems weigh most heavily on New York State's credit evaluation ... New York anticipates ending the current fiscal year with a small operating surplus, compared with deficits recorded in each of the prior five years. While New York's stringent cash condition has eased, fiscal reforms are still needed to produce recurring balance. The ability of New York to produce balanced financial operations depends on efforts to restrain spending, use of realistic revenue estimates in light of uncertain economic growth, reduced reliance on non-recurring actions, and timely budget enactment." On December 30, 1993, Moody's reconfirmed the A rating. On March 5, 1993, Standard &

Poor's Corporation ("S&P") affirmed its A- rating on State general obligation bonds, stating that this rating "reflects a contracting economic base, manageable yet rising debt levels and historically weak financial performance and position." S&P further stated that "the outlook remains negative; however, the outlook could be revised to stable if the state closes fiscal 1993 as anticipated and the 1994 budget is passed on time and is once again based on realistic economic projections." On April 26, 1993, S&P revised its rating outlook to stable, citing the state's operating surplus and timely budget passage. On December 20, 1993, S&P confirmed its A- rating and continued to express a stable outlook. On February 14, 1994, S&P raised its outlook to positive and on June 27, 1994, confirmed its A-rating. On June 27, 1994, Moody's reconfirmed its A rating on New York's general long-term indebtedness.

     On January 13, 1992, S&P lowered its rating on State general obligation bonds to A- from A and, in addition, reduced its ratings on New York's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. S&P noted that the "continued economic deterioration, chronic operating deficits, mounting Generally Accepted Accounting Principles ("GAAP") fund balance deficits, and the legislative stalemate in seeking permanent and structurally sound fiscal operations" had contributed to the downgrade. On January 6, 1992, Moody's lowered from A to Baa1 the ratings on outstanding limited-liability state lease purchase and contractual obligations, citing increasing budget deficits, the inability of the legislature and the administration to agree in a timely fashion on a deficit reduction plan for the current fiscal year, as well as continued weakness in the economy.

     On June 6, 1990, Moody's changed its ratings on all of New York's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On March 26, 1990, S&P lowered its rating of all of New York's outstanding general obligation bonds from AA- to A. Previous S&P ratings were AA- from August, 1987 to March, 1990 and A+ from November, 1982 to August, 1987.

     AUTHORITIES. The fiscal stability of New York is related to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to New York itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993, the date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18

Authorities was $63.5 billion as of September 30, 1993, of which approximately $7.7 billion was moral obligation debt and approximately $19.3 billion was financed under lease-purchase or contractual-obligation financing arrangements.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. Failure of New York to appropriate necessary amounts or to take other action to permit those Authorities having financial difficulties to meet their obligations could result in a default by one or more of the Authorities. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Authorities.

     New York's experience has been that if an Authority suffers serious financial difficulties, both the ability of New York and the Authorities to obtain financing in the public credit markets and the market price of New York's outstanding bonds and notes may be adversely affected. The New York State Housing Finance Agency, the New York State Urban Development Corporation and certain other authorities have in the past required and continue to require substantial amounts of assistance from New York to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. New York has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     METROPOLITAN TRANSPORTATION AUTHORITY (THE "MTA"). The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an

MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

     The TA and the commuter railroads, which are on a December 31 fiscal year, ended 1993 with their budgets balanced on a cash basis. The TA had a closing cash balance of approximately $39 million.

     Over the past several years New York has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. The surcharge, which expires in November 1995, yielded approximately $533 million in calendar year 1993, of which the MTA was entitled to receive approximately 90 percent, or approximately $480 million. These amounts include some receipts resulting from a change in State law to require taxpayers to make estimated payments on their surcharge liabilities. In addition, in March 1987, legislation was enacted that creates an additional source of recurring revenues for the MTA. This legislation requires that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region that heretofore had been paid to the State of New York Mortgage Agency be deposited in a special MTA fund. These tax proceeds may be used by the MTA for either operating or debt service expenses. The March 1987 legislation also requires the MTA to pay $25 million annually from its existing recurring mortgage recording tax revenues, of which $20 million is to be paid to New York for highway purposes in the Metropolitan Transportation Region, except in New York City, to the extent revenues are available therefor, and the remaining $5 million of which is to be paid to certain counties in the Metropolitan Transportation Region. Further, in 1993 New York dedicated a portion of New York petroleum business tax to fund operating or capital assistance to the MTA. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

     For 1994, the TA currently projects that it will end the year with a $77.6 million cash surplus.

     In accordance with enacted State legislation for New York's 1992-93 fiscal year, the MTA submitted a one-year capital program for 1992 which contained $1.635 billion of projects for the TA and commuter systems combined, $1.293 billion of which is allocated to the TA's capital program. The State Capital Program Review Board (the "CPRB") approved such program in May 1992. The enacted State legislation further required the MTA to submit to the CPRB by October 1, 1992 a proposed plan covering the period 1992 through 1996. This proposed plan was disapproved by the CPRB on December 30, 1992 "without prejudice." On April 15, 1993, State legislation was enacted that authorized the funding of a portion of a five-year $9.56 billion capital plan for the MTA for 1992 through 1996. The MTA submitted a 1992-1996 Capital Program based on this legislation for the approval of the CPRB, as State law requires. Such plan was approved by the CPRB on December 17, 1993. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

     There can be no assurances that all the necessary governmental actions for 1992-96 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the Program, or parts thereof, will not be delayed or reduced. Furthermore, the MTA has been named as a respondent in a lawsuit challenging the constitutionality of certain State borrowing practices. If the Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

     LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during New York's 1994-95 fiscal year and thereafter. The potential impact on New York of such actions by localities is not included in the projections of New York receipts and disbursements in New York's 1994-95 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the New York Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     MUNICIPAL INDEBTEDNESS. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in New York was approximately $35.2 billion, of which $19.5 billion was debt of the City (excluding $5.9 billion in MAC debt); a small portion (approximately $71.6 million) of the $35.2 billion of indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their 1992 fiscal year.

     In 1992, an unusually large number of local government units requested authorization for deficit financings. According to the Comptroller, nine local government units were authorized to issue deficit financing in the aggregate amount of $131.1 million, including Nassau County for $65 million in six-year deficit bonds and Suffolk County for $36 million in six-year deficit bonds. Although the Comptroller has indicated that this level of deficit-financing requests in 1992 was unprecedented, in 1993 five localities were authorized to issue only $5.5 million in deficit financing indebtedness. Such developments are not expected to have a material adverse effect on the financial condition of New York.

     Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.
If New York, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

     LITIGATION. Certain litigation pending against New York or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred title to New York of certain land in central and upstate New York;
(ii) contamination in the Love Canal area of Niagara Falls; (iii) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (iv) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (v) a challenge to New York's possession of certain funds taken pursuant to New York's Abandoned Property Law; (vi) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (vii) an action, in which New York is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (viii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991; (ix) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993; (x) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11%, and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xi) challenges to the promulgation of New York's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (xii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xiii) a challenge to the rationality and retroactive application of State regulations recalibrating nursing home Medicaid rates.

     In an action commenced on August 6, 1991 (SCHULZ, ET AL. V. STATE OF NEW YORK, ET AL.), Supreme Court, Albany County), discussed in item (ix) above, plaintiffs challenge the constitutionality of two bonding programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991. Plaintiffs argue that cooperative highway contractual agreements and service contracts to be entered into by New York and the Thruway Authority in connection with the bonding programs constitute State debt and a gift or loan of State credit in violation of Sections 8 and 11 of Article VII and Section 5 of Article X of the New York Constitution. In addition, plaintiffs challenge the fiscal year 1991-92 Judiciary budget as having been enacted in violation of Section 1 and 2 of Article VII of the New York Constitution. The defendants' motion to dismiss the action on procedural grounds was denied by order of the Supreme Court dated January 2, 1992. By order dated November 5, 1992, the Appellate Division, Third Department, reversed the order of the Supreme Court and granted defendants' motion to dismiss on grounds of standing and mootness. By order dated September 16, 1993, on motion to reconsider, the Appellate Division, Third Department, ruled that plaintiffs have standing to challenge the bonding program authorized by Chapter 166 of the Laws of 1991. The action is pending in Supreme Court, Albany County.

     On June 30, 1994, the Court of Appeals unanimously affirmed the rulings of the trial court and the Appellate Division in favor of New York in the case of Schulz, et al. v. State of New York, et al. (commenced May 24, 1993) and upheld the constitutionality of certain highway, bridge and mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority authorized by Chapter 56 of the Laws of 1933. In upholding New York's position, the Court of Appeals found that, because New York itself does not become "indebted" in financing arrangements with public authorities where New York's obligation to make payments is subject to appropriation, such as lease-purchase and contractual-obligation financing arrangements described in New York's Annual Information Statement, those financing arrangements do not constitute indebtedness of New York for purposes of New York constitutional limits on debt and are thus not required to be submitted to the voters for approval at a general election. Plaintiffs' motion for reargument before the Court of Appeals was denied on September 1, 1994. The time for appeal to the United States Supreme Court by petition for a writ of certiorari has not yet expired.

     Adverse developments in those proceedings or the initiation of new proceedings could affect the ability of New York to maintain a balanced 1994-95 New York State Financial Plan. New York believes that the 1994-95 New York State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1994-95 fiscal year. There can be no assurance, however, that an adverse decision in any of the above cited proceedings would not exceed the amount of the 1994-95 New York State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of New York to maintain a balanced 1994-95 New York State Financial Plan.

NEW YORK CITY

     The fiscal health of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

     In response to the City's fiscal crisis in 1975, New York took a number of steps to assist the City in returning to fiscal stability. Among these actions, New York created MAC to provide financing assistance to the City. New York also enacted the New York State Financial Emergency Act for The City of New York (the

"Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. New York also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City operates under a four-year financial plan which is prepared annually and is periodically updated. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

     Estimates of the City's revenues and expenditures are based on numerous assumptions and subject to various uncertainties. If expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York.

     The City achieved balanced operating results as reported in accordance with GAAP for the 1994 fiscal year.

     On October 25, 1994, the City published the Financial Plan for the 1995-1998 fiscal years, which is a proposed modification to a financial plan submitted to the Control Board on July 8, 1994 (the "July Financial Plan") and which related to the City, the Board of Education ("BOE") and the City University of New York ("CUNY").

     The City's July Financial Plan set forth proposed actions for the 1995 fiscal year to close a previously projected gap of approximately $2.3 billion for the 1995 fiscal year, which included City actions aggregating $1.9 billion, a $288 million increase in State actions over the 1994 and 1995 fiscal years, and a $200 million increase in Federal assistance. The City actions included proposed agency actions aggregating $1.1 billion, including productivity savings; tax and fee enforcement initiatives; service reductions; and savings from the restructuring of City services. City actions also included savings of $45 million resulting from proposed tort reform, the projected transfer to the 1995 fiscal year of $171 million of the projected 1994 fiscal year surplus, savings of $200 million for employee health care costs, $51 million in reduced pension costs, savings of $225 million from refinancing City bonds and $65 million from the proposed sale of certain City assets.

     The 1995-1998 Financial Plan published on October 25, 1994 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the July Financial Plan and projects revenues and expenditures for the 1995 fiscal year balanced in accordance with GAAP. For the 1995 fiscal year, the Financial Plan includes actions to offset an additional potential $1.1 billion budget gap, resulting principally from a $104 million decrease in the $171 million projected surplus from the 1994 fiscal year to be transferred to the 1995 fiscal year, due primarily to lower projected tax revenues for the 1994 fiscal year; reductions in projected tax revenues for the 1995 fiscal year totalling $170 million; $60 million of increased City pension contributions resulting from lower than expected earnings on pension fund assets for the 1994 fiscal year; a $166 million shortfall in projected increased Federal assistance due primarily to the failure to enact national health care reform; the failure of the New York Legislature to approve tort reform; the failure to achieve the projected savings of $200 million for employee health care costs; a $165 million increase in projected overtime expenditures; and additional agency spending requirements, primarily for increased costs for foster care and homeless services, and other decreased projected revenues.

     The gap closing measures for the 1995 fiscal year include additional proposed agency actions aggregating $851 million, including $342 million of reduced personal services costs resulting form a reduction in the number of city employees, additional expenditure reductions and $42 million of greater than forecast miscellaneous revenues. Additional proposed gap-closing actions include the availability of $200 million, primarily from reserves held for unreported health insurance claims. The $851 million of agency actions proposed in the Financial Plan for the 1995 fiscal year, together with the $1.1 billion of agency actions proposed in the July Financial Plan, are substantial and may be difficult to implement. Agency actions proposed in the Financial Plan for the 1995 fiscal year include reduced expenditures for the Police Department totalling $67 million, a $107 million reduction in the City's subsidy to the New York City Health and Hospitals Corporation ("HHC"), reduced allocations to BOE totaling $190 million, expenditure reductions totaling $102 million for the Human Resources Administration, expenditure reductions totaling $32 million for the Department of Corrections, a portion of which are subject to modification of a court consent decree, and a $113 million reduction in the City's subsidy to the MTA. The Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, legislation has been adopted by the New York Legislature that would impose a maintenance of effort requirement on the level of funding required of the City for the BOE. This legislation has not been forwarded to the Governor for signature. If enacted into law, this legislation would require the City to increase its fiscal year 1995 funding for the BOE by approximately $500 million over the amount included in the 1995-1998 Financial Plan, and could also result in increased funding for the BOE in subsequent years.

     The Financial Plan also sets forth projections for the 1996 through 1998 fiscal years and outlines a proposed gap-closing program to close projected gaps of $1.0 billion, $1.5 billion and $2.0 billion for the 1996 through 1998 fiscal years, respectively, after successful implementation of the $1.1 billion gap-closing program for the 1995 fiscal year.

     The projections for the 1996 through 1998 fiscal years assume the extension by the New York Legislature of the 14% personal income tax surcharge beyond calendar year 1995 and extension of the 12.5% personal income tax surcharge beyond calendar year 1996, resulting in combined revenues of $159 million, $633 million and $920 million in the 1996, 1997 and 1998 fiscal years, respectively. However, as part of the tax reduction program reflected in the Financial Plan, the City is proposing the elimination of the 12.5% personal income tax surcharge when it expires at a cost of $184 million in fiscal year 1997 and $455 million in fiscal year 1998. The projections for the 1996 through 1998 fiscal years also assume agreement with the City's unions with respect to $200 million of savings to be derived from efficiencies in management of employee health insurance programs and other health benefit related savings for each of the 1996 through 1998 fiscal years; savings of $45 million in each of the 1996 through 1998 fiscal years resulting from proposed tort reform, which requires approval of the New York Legislature; and an increase in Federal assistance of $220 million in the 1996 fiscal year, increasing to $258 million in the 1998 fiscal year, which is subject to approval by Congress and the President. The projections for the 1996 through 1998 fiscal years assume that the New York Legislature will not enact proposed legislation mandating additional pension benefits for City retirees which, if enacted as proposed, would cost the City approximately $200 million annually. In addition, the Financial Plan assumes the continuation of the current assumption with respect to wages for City employees and the assumed 9% earnings on pension fund assets affecting the City's pension fund contributions. An actuarial audit of the City's pension system is currently being conducted, which is expected to significantly increase the City's annual pension costs.

     The proposed gap-closing actions for the 1996 through 1998 fiscal years include City actions aggregating $705 million,

$1.072 billion and $1.299 billion in the 1996 through 1998 fiscal years, respectively; $200 million, $375 million and $525 million in proposed additional State actions in the 1996 through 1998 fiscal years, respectively, primarily from the proposed State assumption of certain Medicaid costs; and $50 million, $100 million and $200 million in proposed additional Federal assistance in the 1996 through 1998 fiscal years, respectively. The proposed additional City actions, a substantial number of which are unspecified, include additional spending reductions, the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. Certain of these initiatives may be subject to negotiation with the City's municipal unions. Various actions proposed in the Financial Plan for the 1996-1998 fiscal years, including the proposed State actions, are subject to approval by the Governor and the New York Legislature, and the proposed increase in Federal assistance is subject to approval by Congress and the President. The New York Legislature has in previous legislative sessions failed to approve certain of the City's proposals for New York assumption of certain Medicaid costs and mandate relief, thereby increasing the uncertainty as to the receipt of New York assistance included in the Financial Plan.

     The City's capital plan for fiscal years 1995 through 1998 contemplates the issuance of $11.3 billion of general obligation bonds to make capital investments. Certain events, including limitations imposed by the general debt limit applicable to the City, could result in the reduction of the size of the City's capital plan.

     The City's financial plans have been the subject of extensive public comment and criticism. On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues.

     From time to time, the Control Board staff, MAC, OSDC, the City Comptroller, various Federal agencies and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     On March 1, 1994, the City Comptroller issued a report on the state of the City's economy. The report concluded that, while the City's long recession is over, moderate growth is the best the City can expect, with the local economy being held back by continuing weakness in important international economies.

     On August 2, 1994, the City Comptroller issued a report on the City's July Financial Plan. With respect to the 1995 fiscal year, the City Comptroller stated that, after adjusting for the recently announced $250 million increased reserve and $90 million decrease in the projected surplus for the 1994 fiscal year, the total risk could be as much as $768 million to $968 million. Risks which were identified as substantial risks included a possible $263 million increase in overtime costs; approval by the New York Legislature of a tort reform program to limit damage claims against the City, which would result in savings of $45 million; the $65 million proceeds from a proposed asset sale; possible additional expenditures at HHC totaling $60 million; $60 million of possible increased pension contributions resulting from lower than assumed pension fund earnings; assumed improvement in the collection of taxes, fines and fees totaling $50 million; renegotiation of the terms of certain Port Authority leases totaling $75 million; the receipt of the $200 million of increased Federal aid; and $41 million of possible increased expenditures for judgments and claims. Additional possible risks included obtaining the agreement of municipal unions to the proposed reduction in City expenditures for health care costs by $200 million; $27 million of possible increased expenditures for public assistance; and submission to and approval by the Governor of legislation approved by the New York Legislature, which would require the City to increase its funding for BOE by $49 million in the 1995 fiscal year.

     With respect to the 1996 through 1998 fiscal years, the City Comptroller identified substantial risks of $1.2 billion, $1.3 billion and $1.6 billion, and additional possible risks of up to $1.1 billion, $1.3 billion and $1.6 billion, in the 1996 through 1998 fiscal years, respectively. The substantial risks for the 1996 through 1998 fiscal years included lower than projected tax revenues and projected revenues from privatizing certain sewage treatment plants, in addition to a number of the uncertain proposals identified as substantial risks for the 1995 fiscal year. Additional possible risks for the 1996 through 1998 fiscal years included the possibility of wage increases, commencing in the 1996 fiscal year; proposed legislation to supplement retired State and City employees' pension payments; and uncertainties concerning increased State and Federal aid, in addition to the uncertain proposals identified as possible risks for the 1995 fiscal year. the City Comptroller also noted that $990 million, $1.3 billion and $1.5 billion of the City's gap-closing actions for the 1996 through 1998 fiscal years, respectively, were unspecified. The City Comptroller has stated in a report issued on June 8, 1994 that certain of the reductions in personnel and services proposed in the City's financial plan submitted to the Control Board on May 10, 1994 will have long-term and, in some cases, severe consequences for City residents.

     On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. The Comptroller also noted that the gaps for the 1996 through 1998 fiscal years will increase significantly as a result of an actuarial audit of the City's pension system, to be completed in the near future. The City Comptroller has previously noted that HHC is projecting an increase in Medicaid reimbursement, which could result in approximately $40 million of additional Medicaid payments by the City to HHC in the 1995 fiscal year.

     On July 27, 1994, OSDC issued a report reviewing the July Financial Plan. The report concluded that a potential budget gap of $616 million existed for the 1995 fiscal year, resulting primarily from $150 million of greater than anticipated overtime costs in the uniformed agencies; the minimal possibility of State approval for the tort reform initiative; the potential for $50 million of increased pension costs as a result of lower than assumed pension fund earnings; the possibility of $110 million of additional City assistance to HHC, and uncertainty concerning the receipt of $50 million resulting from the proposed increased collection efforts. The report identified additional risks for the 1995 fiscal year totaling $152 million. The risks identified in the report include proposed savings in health insurance costs (which depend on negotiations with City unions); additional Federal assistance; and a $90 million reduction in the projected surplus to be transferred from the 1994 fiscal year to the 1995 fiscal year caused by possible shortfalls in projected personal income and sales taxes and greater than anticipated expenditures. The report also noted that since the July Financial Plan made no provision for wage increases after the expiration of the existing collective bargaining agreements, the City could incur an additional $101 million of personal service costs in the 1995 fiscal year.

     With respect to the 1996 through 1998 fiscal years, the staff of the OSDC identified adjustments of almost $600 million for each year, which would result in budget gaps totaling $2.1 billion, $2.6 billion and $3.0 billion for the 1996 fiscal year, 1997 fiscal year and 1998 fiscal year, respectively, assuming successful implementation by the City of the gap closing program for the 1995 fiscal year. The increase in projected gaps resulted primarily from possible increases in projected expenditures, including BOE expenditures, overtime costs and pension costs. The report noted additional issues exceeding $600 million in each of the 1996 through 1998 fiscal years, which included uncertainties concerning projected federal assistance, proposed savings in health insurance costs, proposed legislation to supplement retired State and City employees' pension payments and anticipated revenues from renegotiation of the terms of certain Port Authority leases. The report also noted that the City would face increased costs of $571 million, $1.1 billion and $1.7 billion for the 1996 fiscal year, 1997 fiscal year and 1998 fiscal year, respectively, if wages were increased at the projected rate of inflation.

     On October 14, 1994, OSDC issued a report on the local economy. The report concluded that expansion in the City's economy broadened and strengthened in 1994 and is expected to continue. However, the report noted that if national growth slows as some forecasts now indicate, it could dampen prospects for key sectors in the local economy, especially professional services, manufacturing, culture and media. The delayed recovery in the international economies most closely tied to New York, particularly Continental Europe and Japan, may slow the further recovery of the City's professional business services until later in 1995. In addition, the extremely poor second quarter profits in the securities industry have yet to fully reverberate throughout the City's economy. Wall Street has announced job cutbacks and is expected to lower its year-end bonuses, which the report found would slow growth in City tax revenues, notably the personal income, sales and general corporation tax, in the coming months. Finally, local government will continue to shed jobs and the rate of growth of local government expenditures will abate.

     On July 11, 1994, the private members of the Control Board, Robert R. Kiley, Heather L. Ruth and Stanley S. Shuman, issued a statement which concluded that the July Financial Plan did not set forth a path to structural balance.
The private members stated that, in order to achieve this goal, City managers must be given fiscal targets they can be expected to meet; solid new proposals must be developed that back up the savings the City has committed to achieve to balance future budgets; and the deferral of expenses to future years, through actions such as the sale of property tax receivables, stretching out pension contributions and delaying debt service payments through refundings, must stop.

     On July 28, 1994, the staff of the Control Board issued a report on the July Financial Plan. In its report the staff concluded that the City faced risks of more than $1 billion in the 1995 fiscal year, as well as an additional risk of greater than $165 million annually from increased pension costs if the New York Legislature enacts a pension supplementation bill increasing pension benefits. The staff noted that the amount of risk involved this early in the fiscal year is unprecedented and very worrisome. In addition, the staff indicated that the risks for the 1996 fiscal year exceeded $2 billion and that the risks for each of the 1997 and 1998 fiscal years approximated $3 billion. Risks for the 1995 through 1998 fiscal years included the potential for increased overtime and pension costs and uncertainties concerning the proposed reduction in City expenditures for health care costs, the anticipated revenues from renegotiation of the terms of certain Port Authority leases, savings resulting from the proposed tort reform program to limit damage claims against the City, and increased Federal aid. Additional risks for the 1996 through 1998 fiscal years included risks associated with the City gap-closing actions for such years, which, according to the staff, involved nonrecurring, vague or undefined initiatives totaling 76% of the program by the 1998 fiscal year. In its report the staff noted that the City has not yet fundamentally changed the way its finances are structured, that revenue growth will remain sluggish and that expenditure growth will annually outpace revenue growth. The report also noted that the lack of sufficient funding for maintenance in the operating budget will result in increased and substantial capital costs in the future, and finds a lack of substantive and useful financial controls, management reporting systems, and general oversight for contracts within the other than personal service costs budget.

     The City requires certain amounts of financing for seasonal and capital spending purposes. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.2 billion of short-term obligations in fiscal year 1995 to finance the City's current estimate of its seasonal cash flow needs for the 1995 fiscal year. Seasonal financing requirements for the 1994 fiscal year increased to $1.75 billion from $1.4 billion in the fiscal year. The delay in the adoption of New York's budget for its 1992 fiscal year required the City to issue $1.25 billion in short-term notes on May 7, 1991, and the delay in adoption of New York's budget for its 1991 fiscal year required the City to issue $900 million in short-term notes on May 15, 1990.

     Seasonal financing requirements were $2.25 billion, $3.65 billion and $2.45 billion in the 1992, 1991 and 1990 fiscal years, respectively.

     At the time of the City's fiscal crisis in 1975, the City had approximately $6 billion of short-term debt outstanding. As part of a program to deal with this crisis, New York passed the Moratorium Act. This law provided that, subject to certain conditions, for three years no judgments and liens could be enforced on account of outstanding City notes and no action could either be commenced or continued upon outstanding City notes which matured during 1975 or 1976. City notes in an aggregate principal amount of $2.4 billion were subject to the Moratorium Act. In November 1976, the New York State Court of Appeals declared the Moratorium Act unconstitutional under the New York Constitution. All of the City's short-term debt outstanding at the time of the Moratorium Act was either exchanged for MAC bonds or repaid by the City. In the 1975 through 1978 fiscal years, the City was assisted by the Federal and State governments in meeting its seasonal financing needs.

     The 1995 through 1998 Financial Plan is based on numerous assumptions, including the continuing improvement of the City's and the region's economy and a modest employment recovery during the calendar year 1994 and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1995-98 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual increases assumed for the 1995 through 1998 fiscal years; continuation of the 9% interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of New York, in the context of New York's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City, including the proposed State takeover of certain Medicaid costs and State mandate relief; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide Federal aid; approval of the proposed continuation of the personal income tax surcharge; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions and MAC and the success with which the City controls expenditures; savings for health care costs for City employees in the amounts projected in the Financial Plan; additional expenditures that may be incurred due to the requirements of certain legislation requiring minimum levels of funding for education; the impact on real estate tax revenues of the current weakness in the real estate market; the City's ability to market its securities successfully in the public credit markets; and additional expenditures that may be incurred as a result of deterioration in the condition of the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The projections and assumptions contained in the 1995-1998 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

     Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. The City's projections are subject to the City's ability to implement the necessary service and personnel reduction programs successfully. The Financial Plan contains substantial proposed expenditure cuts for the 1995 through 1998 fiscal years. The proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

     On November 6, 1990, the voters of Staten Island voted to establish a charter commission for the purpose of proposing a charter under which Staten Island would secede from the City to become a separate city of Staten Island. A referendum approving the charter proposed by such commission was approved by the voters of the borough of Staten Island on November 2, 1993. On March 1, 1994, the charter commission submitted to the New York Legislature proposed legislation enabling Staten Island to separate from the City. The charter would take effect upon approval of such enabling legislation. Based upon the advice of the State Assembly's "home rule" counsel, The Speaker of the Assembly has determined that the City must issue a "home rule message", which requires a formal request of action by the Assembly by either (i) the Mayor and a majority of the City Council or (ii) two-thirds of the City Council, before the proposed legislation may be voted upon by the Assembly. In June 1994, a proceeding was commenced by the members of the Assembly representing Staten Island against the Speaker and the Assembly "home rule" counsel challenging the validity of their determination and seeking to have it rescinded. If any such enabling legislation were passed, it may be subject to legal challenge and would require approval by the U.S. Department of Justice under the Federal Voting Rights Act. It cannot be determined as of the date of this Statement of Additional Information what the content of such proposed legislation will be, whether it will be enacted into law by the New York Legislature, and if so, what legal challenges might be commenced contesting the validity of such legislation.

     On November 2, 1993, the voters of the City approved a referendum amending the City Charter to provide that no person shall be eligible to be elected to or serve in the office of Mayor, Public Advocate, Comptroller, Borough President or Council member if that person had previously held such office for two or more full consecutive terms, unless one full term or more has elapsed since that person last held such office. This Charter amendment will apply only to terms of office commencing after

January 1, 1994, and is subject to approval by the U.S. Department of Justice under the Federal Voting Rights Act.

     The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the 1995-98 Financial Plan. In the fiscal year ended on June 30, 1994, the City expended $270.9 million for judgments and claims. The 1995-98 Financial Plan includes provisions for judgments and claims of $298.3 million, $241.0 million, $237.5 million, and $250.1 million for the 1995 through 1998 fiscal years, respectively. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1994 amounted to approximately $2.6 billion.

     Moody's has rated the City's general obligation bonds Baa1. S&P has rated the City's general obligation bonds A-. Fitch Investors' Service, Inc. ("Fitch") has rated the bonds A-. Such ratings reflect only the views of Moody's, S&P's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

     In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993 S&P reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. Since July 15, 1993, Fitch has rated City bonds A-.

INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM

     Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during and after fiscal 1991. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy, the exchange rate of the U.S. dollar, the cost of borrowing and the relative stability in the price of oil. Puerto Rico is required to import all of its oil.

     Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The service sector, particularly finance, insurance and real estate, grew significantly in response to the expansion of the manufacturing sector. However, government layoffs and a recession driven slowdown in tourism have lead to weakness in these areas and have had a negative ripple effect on services as well. In addition, legislation was adopted in August 1993 which will phase out over a number of years certain tax benefits to U.S. corporations with manufacturing operations in Puerto Rico. Puerto Rico's unemployment rate tends to be significantly higher than the average rate for the United States.

     Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico.

     Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Non-recurring revenues have been used frequently to balance recent years' budgets. This reliance on non-recurring revenues and economic weakness led Standard & Poor's to change its outlook from stable to negative. Standard & Poor's rates Puerto Rico general obligation debt A, while Moody's rates it Baa1.

     The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.

     An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

     Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.


                                INVESTMENT LIMITATIONS

     In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

     1. purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     2. make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

     3. underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     4. purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     5. purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company

[cad 228]

          securities received or acquired by a Fund pursuant to a merger or plan of reorganization;

     6. sell securities short (except for short positions in a futures contract or forward contract or short sales against the box and except in connection with Hedging and Derivatives);

     7. invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     8. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indicies;

     9.   investment in stock or bond futures and/or options on futures unless
          (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%;

     10. purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser who own more than 1/2 of 1% of such issuer's securities together own more than 5% of the securities of such issuer; and

     11. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operation.

     If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     Investment restrictions (1) through (6) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of the Funds which may be changed only when permitted by law and approved by the holders of a majority of a Fund's outstanding voting securities, as described under "General Information -- Capital Stock". Restrictions (7) through (15) are nonfundamental policies of the Funds, and may be changed by a vote of the Company's Board of Directors.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

          The principal occupations of the directors and executive officers of the Company for the past five years are listed below.



                                   Position
                                   Held With     Principal
                                   the           Occupation(s)
          Name, Address and Age    Company       Past 5 Years
          ---------------------    ---------     ------------



          Morris W. Offit*         Chairman      President and Director,
          OFFITBANK                of the        OFFITBANK (1983-present).
          520 Madison Avenue       Board,
          New York, NY  10022      President
          Age: 59 Years            and
                                   Director


          Edward J. Landau         Director      Member, Lowenthal, Landau,
          Lowenthal, Landau,                     Fischer & Bring, P.C.
          Fischer & Bring, P.C.                  (1960 - present);
          250 Park Avenue                        Director, Revlon Group
          New York, NY 10177                     Inc. (cosmetics), Revlon
          Age:  66 Years                         Consumer Products Inc.
                                                 (cosmetics), Pittsburgh
                                                 Annealing Box (metal
                                                 fabricating) and Clad
                                                 Metals Inc. (cookware).


          The Very Reverend        Director      Dean of Cathedral of St.
          James Parks Morton                     John the Divine (1972 -
          Cathedral of St. John                  present).
          the Divine
          1047 Amsterdam Avenue
          New York, NY  10025
          Age:  66 Years


          Wallace Mathai-Davis     Secretary     Managing Director,
          OFFITBANK                and           OFFITBANK (1986-present).
          520 Madison Avenue       Treasurer
          New York, NY  10022
          Age: 51 Years


          John J. Pileggi          Assistant     Senior Managing Director,
          Furman Selz LLC          Treasurer     Furman Selz LLC (1984 -
          230 Park Avenue                        present).
          New York, NY  10169
          Age: 37 Years

______________
*  "Interested person" as defined in the 1940 Act.

          Joan V. Fiore            Assistant     Managing Director and
          Furman Selz LLC          Secretary     Counsel, Furman Selz LLC
          230 Park Avenue                        (1991 - present);
          New York, NY  10169                    Attorney, Securities and
          Age: 39 Years                          Exchange Commission (1986
                                                 - 1991).


          Gordon M. Forrester      Assistant     Managing Director, Furman
          Furman Selz LLC          Treasurer     Selz LLC (1987 - present).
          230 Park Avenue
          New York, NY  10169
          Age:  35 Years


     The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.


                                    DIRECTOR COMPENSATION
                          (for fiscal period ended December 31, 1995)


                                         Pension or                            Total
                         Aggregate       Retirement                            Compensation
Name of                  Compensa-       Benefits Accrued   Estimated Annual   From Registrant
Person,                  tion            As Part of Fund    Benefits Upon      and Fund Complex
Position                 Registrant      Expenses           Retirement         Paid to Directors
--------                 ----------      ----------------   ----------------   -----------------
Morris W. Offit          $-0-                 -0-                -0-                 $-0-

Edward J. Landau         $5,500               -0-                -0-                 $5,500

The Very Reverend
   James Parks Morton    $5,000               -0-                -0-                 $5,000



     As of February 16, 1996, the Directors and officers, as a group, did not own 1% or more of the Company.

INVESTMENT ADVISER

     The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The advisory agreements (the "Advisory Agreements") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policy established by the Board of Directors of the Company. Pursuant to the Advisory Agreements, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

     For its services under the Advisory Agreements, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of 0.40% of OFFITBANK National Municipal Fund's average daily net assets, 0.40% of OFFITBANK California Municipal Fund's average daily net assets and 0.40% of OFFITBANK New York Municipal Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. The Advisor was entitled to $23,448 for the fiscal period ended December 31, 1995 from the New York Municipal Fund but waived $23,280.

     The Advisory Agreement with respect to the National Municipal, California Municipal and New York Municipal Funds was approved by the Company's Board of Directors on January 31, 1995 and by each Fund's sole shareholder, Furman Selz LLC ("Furman Selz"). Unless sooner terminated, the Advisory Agreement will continue in effect until February 7, 1997, and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information -- Capital Stock") of the outstanding shares of each Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.


                                   DISTRIBUTOR

     Offit Funds Distributor, Inc., a wholly-owned subsidiary of Furman Selz (the "Distributor"), with its principal office at 230 Park Avenue, New York, New York 10169, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of shares of the Funds, the Company has adopted a Plan of Distribution (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, each Fund is authorized to spend up to 0.25% of its average daily net assets annually with respect to each class of shares of the Fund to reimburse the Distributor for such activities, which are summarized in the Prospectus. For the fiscal period ended December 31, 1995, no distribution costs were incurred by the Funds.

     The Plan, together with the Distribution Agreement, will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Plan and the Distribution Agreement, the Directors must determine that the Plan is in the best interest of the shareholders of each Fund.

     The Plan requires that, at least quarterly, the Board of Directors must review a written report prepared by the Treasurer of the Company enumerating the amounts expended and purposes therefor under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such Qualified Directors.

     The Plan was approved unanimously by the Company's Board of Directors on October 17, 1994 and by Furman Selz, as sole shareholder of each such Fund. The Plan was unanimously re-approved by the Company's Board of Directors on December 21, 1995. The Pan, as amended to reflect each Fund's Advisor Shares, was re-approved by the Company's Board of Directors on ___, 1996.


              ADMINISTRATION, CUSTODY AND TRANSFER AGENCY SERVICES

     Furman Selz provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to a Fund Administration Agreement dated as of February 7, 1994 (the "Administration Agreement"), as supplemented as of February 8, 1995. The services provided by and the fees payable to Furman Selz for such services are described in the Prospectus. The Administration Agreement was recently re-approved by the Company's Board of Directors on December 21, 1995 and will continue in effect until February 6, 1997 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act).


     Pursuant to the Administration Agreement, Furman Selz performs certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Company's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. Furman Selz also furnishes office space and certain facilities reasonably necessary for the performance of its services under the Administration Agreement, and provides the office space, facilities, equipment and personnel necessary to perform the following services for the Company: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Company operations, including custodian, accountants and counsel and other parties performing services or operational functions for the Company. Pursuant to the Administration Agreement, the Company pays Furman Selz a monthly fee which on an annualized basis will not exceed .15% of the average daily net assets of the Company. For the fiscal period ended December 31, 1995, Furman Selz waived its entire fee of $8,793 from the New York Municipal Fund.


     Furman Selz serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a Transfer Agency Agreement dated as of February 7, 1994 (the "Transfer Agency Agreement"), as supplemented as of February 8, 1995. Under the Transfer Agency Agreement, Furman Selz has agreed, among other things, to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning the Funds' operations. Under the Transfer Agency Agreement, Furman Selz is entitled to a fee of $15.00 per account per year. The Transfer Agency Agreement was recently re-approved at the December 21, 1995 Meeting and continues in effect until February 6, 1997 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice. For the fiscal period ended December 31, 1995, Furman Selz received $1,662 from the New York Municipal Fund in transfer agency fees.

     The Chase Manhattan Bank, N.A. (the "Custodian") serves as the Funds' custodian pursuant to custodian agreements with the Company dated February 8, 1995 (the "Custodian Agreements"). The Custodian is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. Under the Custodian Agreements, the Custodian has agreed to (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence by security brokers and others relating to its duties; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. The Custodian is authorized under the Custodian Agreements to establish separate accounts for the Funds' foreign securities with subcustodians, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreements. The Custodian is entitled to receive monthly fees under the Custodian Agreements based upon the types of assets held by each Fund, at the annual rate of .0865% on the first $10 million and .05% on amounts in excess thereof for assets held in the United States and .20% on the first $10 million and .15% on amounts in excess thereof. For the fiscal period ended December 31, 1995, the New York Municipal Fund paid the Custodian $6,150 in fees.


                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. For the fiscal period ended December 31, 1995, the New York Municipal Fund did not pay any brokerage commissions.

     Fixed-income and certain short-term securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

     Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

     Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the

Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.


                               PURCHASE OF SHARES

     For information pertaining to the manner in which shares of each class of each Fund are offered to the public, see "Purchase of Shares" in the Prospectus. The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company. The officers of the Company may, from time to time, waive the minimum initial and subsequent investment requirements.



                              REDEMPTION OF SHARES

     For information pertaining to the manner in which each of class of each Fund may be redeemed, see "Redemption of Shares" in the Prospectus. The Company may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the Commission,
(ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

     The Company has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Company's Prospectus under "Net Asset Value" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

     No charge is made by a Fund for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund.


                            PERFORMANCE CALCULATIONS

     The Company may from time to time quote various performance figures to illustrate the past performance of each class of shares of its Funds. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of the Commission methods for computing performance follows.

TOTAL RETURN

     A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:


          P (1+T) to the power of n = ERV

Where:         P    =    a hypothetical initial payment of $1,000
               T    =    average annual total return
               n    =    number of years
             ERV    =    ending redeemable value of a
                         hypothetical $1,000 payment
                         made at the beginning of the
                         stated period

     Each Fund presents performance information for each class of shares commencing with the Fund's inception. Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses, payable by such class that were not borne by the Fund prior to the introduction of such class.


     All of the outstanding shares of the Funds were reclassified as "Select Shares" as of _____, 1996, and Funds began to offer a new class of shares, "Advisor Shares." The percentage shown in the table below are based on the fees and expenses actually paid by each Fund for the periods presented, rather than the fees and expenses currently payable by each class of shares, which in certain cases are different (as indicated in the footnotes to the table.)


     The following table sets forth the total returns for each class of shares of each of the New York Municipal Fund for the period ended December 31, 1995.


                        New York Municipal Fund*

                        Select          Advisor
                        Shares          Shares
                        ------          ------
 Since inception        8.13%           8.13%
 (April 3, 1995)


     As described in the Prospectus under the caption "Expense Information," the High Yield Fund and the Emerging Markets Funds have been and still are subject to certain fee waivers. Absent such waivers, the returns shown above would be
                  .
   ---------------


     The Funds may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:



------------------
* The return figures do not reflect the distribution and service fees currently paid with respect to the Advisor Shares of the Fund.

     Aggregate Total Return   =    [ (  ERV  )- 1 ]
                                        ---
                                         P

     In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the Commission and can be expressed as follows:
                         a-b
          Yield = 2 [ (-------- + 1) to the power of 6 - 1 ]
                          cd

Where:    a =  dividends and interest earned during the period.

          b =  expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

     The 30-day yield for the New York Municipal Fund for the period ended December 31, 1995 was 4.47%.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     Each Fund may also advertise tax-equivalent yields which are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

     The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance data reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, MORNINGSTAR, MUTUAL FUND VALUES, THE WALL STREET JOURNAL, THE NEW YORK TIMES AND U.S.A. TODAY.

                     ADDITIONAL INFORMATION CONCERNING TAXES

     The following discussion is only a brief summary of certain additional tax considerations affecting the Company, its Funds and its shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.

IN GENERAL

     Each Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to continue to so qualify. Qualification as a RIC requires, among other things, that each Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer.

     Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Gain or loss, if any, on the sale or other disposition of shares of each of the Funds will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share, or shall be disallowed to the extent of any exempt-interest dividend. Currently, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains is limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at the same rates as ordinary income) is 39.6%.

     Each Fund's investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, each Fund's treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by
Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts and regulated futures contracts.

     Absent a tax election to the contrary, each such Section 1256 position held by the Funds will be marked-to-market (I.E., treated as if it were sold for fair market value) on the last business day of the Portfolios' fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.

The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Funds. The acceleration of income on Section 1256 positions may require the Funds to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Funds may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

     When the Funds hold options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles I.E., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

     As a regulated investment company, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Funds' ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Funds, resulting in additional short-short income for the Funds.

     Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

     Each Fund is likely to make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations having original issue discount (I.E., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (I.E., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. Each Fund intends to elect to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

     The tax treatment of certain securities in which each Fund may invest is not free from doubt and it is possible that an Internal Revenue Service ("IRS") examination of the issuers of such securities or of the Fund could result in adjustments to the income of a Fund. An upward adjustment by the IRS to the income of a Fund may result in the failure of such Fund to satisfy the 90% distribution requirement described in the Prospectus necessary for such Fund to maintain its status as a regulated investment company under the Code. In such event, a Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not a Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of a Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.


TAX-EXEMPT DIVIDENDS

     The Funds intend to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. These Funds' policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of each such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

     Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the "adjusted current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of dividends from the Fund may increase a corporate shareholder's liability for environmental taxes under Section 59A of the Code and a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which a shareholder's Social Security benefits are taxable.

     The exemption of interest income for regular federal income tax purposes may not result in similar exemptions under the tax law of state and local taxing Authorities. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

     Interest on indebtedness incurred by a shareholder to purchase or carry a Fund's shares is not deductible for federal income tax purposes if such Fund distributes exempt-interest dividends during the shareholder's taxable year.

     Net long-term capital gains realized by the Funds, if any, will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains to the extent distributed, and the distributions, whether paid in cash or reinvested in additional shares, will be taxable to the Funds' shareholders as long-term capital gains, regardless of how long a shareholder has held the Funds' shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Funds to their shareholders not later than 60 days after the close of the Funds' taxable year.

     Similarly, while the Funds do not expect to earn significant investment company taxable income, taxable income earned by the Funds will be distributed to their shareholders. In general, the Funds' investment company taxable income will be its taxable income (for example, any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Funds will be taxed on any undistributed investment company taxable income of each Fund. To the extent such income is distributed by a Fund, it will be taxable to such Fund's shareholders as ordinary income, whether paid in cash or reinvested in additional shares.

BACKUP WITHHOLDING

     The Funds may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish a Fund with the payee's correct taxpayer identification number,
(ii) the Internal Revenue Service notifies a Fund that the payee has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

     Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.


                              SHAREHOLDER SERVICES

     The following supplements the shareholder services set forth in the Company's Prospectus:

EXCHANGE PRIVILEGE

     Shares of each class of any Fund of the Company may be exchanged for shares of the same class of the Company's other Funds or portfolios provided that, with respect to Select Shares, a shareholder exchanges shares with a value of at least $50,000. Exchange requests with respect to select shares should be sent to The OFFITBANK Investment Fund, Inc., 237 Park Avenue, Suite 910, New York, New York 10017. Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange, a shareholder should consider the investment objective of the Fund or portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to 4:15 p.m. (New York time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Expedited exchanges may, upon 60 days' notice to shareholders, also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such
exchanges do not disadvantage the Company and its shareholders.   A Shareholder
who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with other Funds and Portfolios of the Company.

     For federal income tax purposes, an exchange between Funds or portfolios of the Company is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Company's, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds or portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Company's Funds to another person by written request to The OFFITBANK Investment Fund, Inc. at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                               GENERAL INFORMATION

CAPITAL STOCK

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional investment portfolios, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Company, any other single Fund (e.g., approval of Advisory Agreements) or any single class of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required, are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


     Each share of each class of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a class of a Fund are entitled to receive the assets allocable to that class of shares of such Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

CERTAIN OWNERS OF SHARES OF THE COMPANY

     As of February 16, 1996, the following persons owned of record or beneficially 5% or more of the outstanding shares of a Fund of the Company:



NEW YORK MUNICIPAL FUND       SHARES OWNED             PERCENTAGE
-----------------------       ------------             ----------

Peter J. Solomon & Abigail    126,018.64               8.64%
R. Solomon TTEES FBO
Abigail R. Solomon Trust
 dtd 8-8-90
1035 5th Avenue #7C
New York, NY  10028


Jack Nash                     192,074.61               13.17%
C/O Odyssey Partners LP
31 West 52nd Street
New York, NY  10019

Trust FBO Jonathan S. Canno   85,023.48                 5.83%
U/W/O Maurice Rosenfeld
Irma R Canno TTEE
C/O Irma R Canno
870 Fifth Avenue
New York, NY  10021


OFFITBANK Capital             97,129.12                 6.66%
Attn Vincent Rella
520 Madison Avenue, 27th Fl
New York, NY  10022


INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP serves as the independent accountants for the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                THE OFFITBANK INVESTMENT FUND, INC.
            OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND
                STATEMENT OF ASSETS AND LIABILITIES
                       DECEMBER 31, 1995



ASSETS:

           Cash                                                  $33,333
                                                                 -------

           Total Assets                                          $33,333
                                                                 -------

LIABILITIES:

Commitments (Notes 1 and 2)                                      -------

NET ASSETS:

     (3,333 shares of OFFITBANK Investment Grade Global
     Debt Fund, of $.001 par value of common stock issued and
     outstanding)                                                $33,333
                                                                 -------

     Net Asset Value per share                                   $ 10.00
                                                                 -------


                   NOTES TO FINANCIAL STATEMENT

NOTE 1

   OFFITBANK Investment Grade Global Debt Fund (the "Fund") is a separate non-diversified Portfolio of The OFFITBANK Investment Fund Inc. (the "Company") which was incorporated in Maryland on September 8, 1993. The Fund has had no operations other than those relating to organizational matters and the issuance of 3,333 Common Shares to Furman Selz LLC ("Ferman Selz"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). OFFITBANK has agreed to pay the Fund's organizational expenses. In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by Furman Selz prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata shares (based on the proportionate shares of the initial shares redeemed to the total number of original shares outstanding at the time of such redemption) of the then unamortized organizational expenses as of the date of such redemption.

NOTE 2

   The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with OFFITBANK (the "Adviser"). The Investment Advisory Agreement provides for the Fund to pay the Adviser an investment advisory fee calculated and accrued daily and paid monthly at the annual rate of .80% on the first $200,000,000 of net assets and .70% on amounts in excess thereof of the Fund's average daily net assets. The Adviser will provide portfolio management and certain administrative, clerical and bookkeeping services for the Fund.

   Furman Selz provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's
Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangement with its custodian and assistance in the preparation of the Company's Registration Statements under federal and state laws. Pursuant to the Administration Agreement, the Fund will pay Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Fund.

   The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. Under the Distribution Agreement, the
Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectus, statement of additional information and report to shareholders.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
The OFFITBANK Investment Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of OFFITBANK Investment Grade Global Debt Fund (the "Fund"), a separate portfolio of The OFFITBANK Investment Fund, Inc., at December 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
New York, New York
February 28, 1996

                THE OFFITBANK INVESTMENT FUND, INC.
                 OFFITBANK NATIONAL MUNICIPAL FUND
                STATEMENT OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1995



ASSETS:

           Cash                                                  $    50
                                                                      --

           Deferred Organization expenses (Note 1)                25,000
                                                                 -------

           Total Assets                                           25,050
                                                                 -------

LIABILITIES:

           Organization expenses payable (Note 1)                 25,000
                                                                 -------

Commitments (Notes 1 and 2)                                      -------

NET ASSETS:

     (5 shares of OFFITBANK National Municipal Fund,
     of $.001 par value of common stock issued and
     outstanding)                                                $    50
                                                                      --

     Net Asset Value per share                                   $ 10.00
                                                                 -------


                   NOTES TO FINANCIAL STATEMENT

NOTE 1

   OFFITBANK National Municipal Fund (the "Fund") is a separate non-diversified Portfolio of The OFFITBANK Investment Fund Inc. (the "Company") which was incorporated in Maryland on September 8, 1993. The Fund has had no operations other than those relating to organizational matters and the issuance of 5 Common Shares to Furman Selz LLC ("Ferman Selz"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by Furman Selz prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata shares (based on the proportionate shares of the initial shares redeemed to the total number of original shares outstanding at the time of such redemption) of the then unamortized organizational expenses as of the date of such redemption. In the event that the Fund liquidates before the deferred organizational expenses are full amortized, Furman Selz shall bear such unamortized deferred organizational expenses.

NOTE 2

   The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with OFFITBANK (the "Adviser"). The Investment Advisory Agreement provides for the Fund to pay the Adviser an investment advisory fee calculated and accrued daily and paid monthly at the annual rate of .40% of the Fund's average daily net assets. The Adviser will provide portfolio management and certain administrative, clerical and bookkeeping services for the Fund.

   Furman Selz provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's
Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangement with its custodian and assistance in the preparation of the Company's Registration Statements under federal and state laws. Pursuant to the Administration Agreement, the Fund will pay Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Fund.

   The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectus, statement of additional information and report to shareholders.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
The OFFITBANK Investment Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of OFFITBANK
National Municipal Fund (the "Fund"), a separate portfolio of The
OFFITBANK Investment Fund, Inc., at December 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
New York, New York
February 28, 1996

                THE OFFITBANK INVESTMENT FUND, INC.
                 OFFITBANK CALIFORNIA MUNICIPAL FUND
                STATEMENT OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1995



ASSETS:

           Cash                                                  $    50
                                                                      --

           Deferred Organization expenses (Note 1)                25,000
                                                                 -------

           Total Assets                                           25,050
                                                                 -------

LIABILITIES:

           Organization expenses payable (Note 1)                 25,000
                                                                 -------

Commitments (Notes 1 and 2)                                      -------

NET ASSETS:

     (5 shares of OFFITBANK National Municipal Fund,
     of $.001 par value of common stock issued and
     outstanding)                                                $    50
                                                                      --

     Net Asset Value per share                                   $ 10.00
                                                                 -------

                   NOTES TO FINANCIAL STATEMENT

NOTE 1

   OFFITBANK California Municipal Fund (the "Fund") is a separate non-diversified Portfolio of The OFFITBANK Investment Fund Inc. (the "Company") which was incorporated in Maryland on September 8, 1993. The Fund has had no operations other than those relating to organizational matters and the issuance of 5 Common Shares to Furman Selz LLC ("Ferman Selz"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by Furman Selz prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata shares (based on the proportionate shares of the initial shares redeemed to the total number of original shares outstanding at the time of such redemption) of the then unamortized organizational expenses as of the date of such redemption. In the event that the Fund liquidates before the deferred organizational expenses are full amortized, Furman Selz shall bear such unamortized deferred organizational expenses.

NOTE 2

   The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with OFFITBANK (the "Adviser"). The Investment Advisory Agreement provides for the Fund to pay the Adviser an investment advisory fee calculated and accrued daily and paid monthly at the annual rate of .40% of the Fund's average daily net assets. The Adviser will provide portfolio management and certain administrative, clerical and bookkeeping services for the Fund.

   Furman Selz provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangement with its custodian and assistance in the preparation of the Company's Registration Statements under federal and state laws. Pursuant to the Administration Agreement, the Fund will pay Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Fund.

   The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectus, statement of additional information and report to shareholders.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
The OFFITBANK Investment Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of OFFITBANK California Municipal Fund (the "Fund"), a separate portfolio of The
OFFITBANK Investment Fund, Inc., at December 31, 1995, in conformity with generally accepted accounting principles, This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
New York, New York
February 28, 1996

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (2.34%)
  CORPORATE BONDS
     Fairchild Industries Inc. Sr Notes, 12.25%, 02/01/99.......................  $     1,250,000         $   1,300,000
     Sequa Corp. Sr Notes, 8.75%, 12/15/01......................................        4,800,000             4,536,000
     Sequa Corp. Sr Sub Notes, 9.375%, 12/15/03.................................        1,000,000               932,500
     Tracor, Inc. Sr Sub Notes, 10.875%, 08/15/01...............................        2,000,000             2,055,000
     UNC, Inc. Sr Notes, 9.125%, 07/15/03.......................................        2,450,000             2,376,500
                                                                                                          -------------
                                                                                                             11,200,000
                                                                                                          -------------
BROADCAST/TELECOMMUNICATIONS (13.33%)
  CORPORATE BONDS
     Adelphia Communications Sr Notes, 9.50%, 02/15/04..........................        2,095,000(5)          1,738,850
     Cablevision Industries Corp. Sr Notes, 10.75%, 01/30/02....................        2,000,000             2,180,000
     Cablevision Systems Corp. Sr Sub Notes, 10.75%, 04/01/04...................        1,000,000             1,057,500
     Cablevision Systems Corp. Sr Sub Notes, 9.25%, 11/01/05....................        3,000,000             3,116,250
     Centennial Cellular Corp. Sr Notes, 8.875%, 11/01/01.......................        5,500,000             5,403,750
     Century Communications Corp. Sr Notes, 9.75%, 02/15/02.....................        4,500,000             4,680,000
     Continental Cablevision, Inc. Sr Sub Notes, 10.625%, 06/15/02..............        2,250,000             2,430,000
     Fundy Cable Ltd. Sr Notes, 11.00%, 11/15/05................................        2,000,000             2,090,000
     Granite Broadcasting Corp. Sr Sub Notes, 10.375%, 05/15/05.................        2,000,000             2,050,000
     Le Groupe Videotron Ltee. Sr Notes, 10.625%, 02/15/05......................        1,000,000             1,066,250
     MobileMedia Communications Sr Sub Notes, 9.375%, 11/01/07..................        2,000,000             2,060,000
     Paging Network Sr Sub Notes, 10.125%, 08/01/07.............................        5,000,000             5,443,750
     Pan Am Sat, L.P. Sr Notes, 9.75%, 08/01/00.................................        2,000,000             2,115,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.625%, 08/01/02...        2,000,000             2,100,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.65%, 01/15/14....        2,000,000(A)          1,282,521
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 10.00%, 03/15/05...        3,000,000             3,210,000
     SCI Television Inc. 1st Secured Loan Fac., 7.50/9.50%, 06/30/98............        3,087,800(3)          3,087,800
     Sinclair Broadcast Group Sr Sub Notes, 10.00%, 09/30/05....................        3,000,000             3,067,500
     Storer Communications Inc. Sub Debs., 10.00%, 05/15/03.....................        3,000,000             3,003,750
     Telemundo Group Sr Notes, 10.25%, 12/30/01.................................        2,000,000             1,980,000
     TeleWest Plc Debs., 0/11.00%, 10/01/07.....................................        7,000,000(3)          4,208,750
     Videotron Holdings Sr Discount Notes, 0/11.125%, 07/01/04..................        2,500,000(3)          1,731,250
     Videotron Ltee. Sr Sub Notes, 10.25%, 10/15/02.............................        2,500,000             2,637,500
  PREFERRED STOCKS
     Cablevision Systems Corp. Pfd., 11.75% Series G............................           20,000             2,100,000
                                                                                                          -------------
                                                                                                             63,840,421
                                                                                                          -------------
CHEMICALS (4.77%)
  CORPORATE BONDS
     Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05......................        1,500,000             1,546,875
     Freeport-McMoran Resource Partners, L.P. Sr Sub Notes, 8.75%, 02/15/04.....        2,000,000             2,050,000
     Harris Chemical North America, Inc. Sr Notes, 0/10.25%, 07/15/01...........        5,000,000(3)          4,800,000
     Sherritt Gordon Ltd. Notes, 9.75%, 04/01/03................................        2,500,000             2,643,750
     Sherritt, Inc. Sr Notes, 11.00%, 03/31/04..................................        3,000,000(A)          2,365,634
     Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00................................        3,500,000             3,386,961
     Terra Industries Inc. Sr Notes, 10.50%, 06/15/05...........................        3,000,000             3,307,500
     Uniroyal Chemical Co., Inc. Sr Notes, 9.00%, 09/01/00......................        2,750,000             2,750,000
                                                                                                          -------------
                                                                                                             22,850,720
                                                                                                          -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
CONSUMER GROUPS (5.24%)
  CORPORATE BONDS
     Borg-Warner Security Corp. Sr Sub Notes, 9.125%, 05/01/03..................  $     1,500,000         $   1,365,000
     Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05.......................        6,500,000             6,426,875
     Regency Health Services Sr Sub Notes, 9.875%, 10/15/02.....................        2,000,000             1,985,000
     Revlon Inc. Sr Debs., 10.875%, 07/15/10....................................        3,800,000             3,876,000
     Samsonite Corp. Sr Notes, 11.125%, 07/15/05................................        1,500,000             1,470,000
     Sealy Corp Sr Sub Notes, 9.50%, 05/01/03...................................        2,200,000             2,233,000
     Tultex Corp. Sr Notes, 10.625%, 03/15/05...................................        1,400,000             1,424,500
     Westpoint Stevens, Inc. Sr Notes, 8.75%, 12/15/01..........................        2,500,000             2,506,250
  PREFERRED STOCKS
     Foxmeyer Health Corp. Pfd. $4.20 Series A..................................           75,558(5)          2,823,980
     Pantry Pride Inc. Pfd. $14.875 Series B....................................           10,000             1,025,000
                                                                                                          -------------
                                                                                                             25,135,605
                                                                                                          -------------
FINANCIAL SERVICES/INSURANCE (6.27%)
  CORPORATE BONDS
     American Annuity Group Inc. Sr Sub Notes, 11.125%, 02/01/03................        3,000,000             3,240,000
     Americo Life Inc. Sr Notes, 9.25% 06/01/05.................................        2,500,000             2,375,000
     First City Financial Sr Sub Notes, 9.00%, 09/30/97.........................        5,079,400             5,066,702
     Keystone Group Inc. Sr Secured Notes, 9.75%, 09/01/03......................        1,000,000               965,000
     Navistar Financial Corp. Sr Sub Notes, 8.875%, 11/15/98....................        2,500,000             2,525,000
     Penn Central Corp. Sr Notes 10.625%, 04/15/00..............................        3,500,000             3,783,381
     Phoenix Re Corp. Sr Notes, 9.75%, 08/15/03.................................        1,000,000             1,067,500
     Presidential Life Corp. Sr Notes, 9.50%, 12/15/00..........................        2,500,000             2,600,000
     Reliance Group Holdings, Inc. Sr Notes, 9.75%, 11/15/03....................        5,000,000             5,150,000
     Terra Nova Holdings Sr Notes, 10.75%, 07/01/05.............................        3,000,000             3,270,000
                                                                                                          -------------
                                                                                                             30,042,583
                                                                                                          -------------
FOREST & PAPER PRODUCTS (9.15%)
  CORPORATE BONDS
     Crown Paper Co. Sr Sub Notes, 11.00%, 09/01/05.............................        3,000,000             2,625,000
     Doman Industries Ltd. Sr Notes, 8.75%, 03/15/04............................        2,000,000             1,920,000
     Fort Howard Corp. Pass Thru Cert., 11.00%, 01/02/02........................        2,341,543             2,438,132
     Fort Howard Corp. Sr Sub Notes, 9.00%, 02/01/06............................        3,000,000             2,947,500
     Fort Howard Corp. Variable Term Loan, 8.82%, 12/31/02......................        2,500,000(4)(6)       2,506,250
     Fort Howard Corp. Variable Term Loan, 8.88%, 12/31/02......................        2,500,000(4)(6)       2,506,250
     Maxxam Group Inc. Sr Secured Notes, 11.25%, 08/01/03.......................        2,350,000             2,291,250
     Rainy River Forest Products Sr Notes, 10.75%, 10/15/01.....................        2,000,000             2,195,000
     Repap New Brunswick Sr Notes Floating Rate Bonds, 9.25%, 07/15/00..........        2,000,000(6)          2,000,000
     Repap Wisconsin Inc. 1st Priority Sr Secured Notes, 9.25%, 02/01/02........        5,000,000             4,750,000
     Stone-Consolidated Corp. Sr Secured Notes, 10.25%, 12/15/00................        2,500,000             2,675,000
     Stone Container Corp. Sr Notes, 9.875%, 02/01/01...........................        4,000,000             3,880,000
     Stone Container Corp. Sr Secured Notes, 10.75%, 10/01/02...................        2,000,000             2,080,000
     Stone Container Corp. Sr Sub Notes, 11.00%, 08/15/99.......................        3,500,000             3,447,500
     Tembec Finance Corp. Sr Notes, 9.875%, 09/30/05............................        2,000,000             1,970,000
  CONV. CORPORATE BONDS
     Repap Enterprise Conv. Debs., 9.00%, 06/30/98..............................        5,000,000(A)          3,609,381
                                                                                                          -------------
                                                                                                             43,841,263
                                                                                                          -------------

                                      F-2

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
GENERAL INDUSTRIES/MANUFACTURING (12.54%)
  CORPORATE BONDS
     American Standard Sr Sub Notes, 0/10.50%, 06/01/05.........................  $     6,000,000(3)      $   5,130,000
     Calmar Inc. Sr Notes, 11.50%, 08/15/05 (144A)..............................        2,500,000(2)          2,537,500
     CMI Industries Inc. Sr Sub Notes, 9.50%, 10/01/03..........................        2,000,000             1,600,000
     Communication and Power Industries Sr Sub Notes, 12.00%, 08/01/05..........        2,500,000             2,568,750
     Computervision Industries Sr Notes, 11.375%, 08/15/99......................          975,000             1,028,625
     Dal-Tile Sr Secured Notes, 0.00%, 07/15/98.................................        3,465,000             2,633,400
     Dominion Textile (USA) Inc. Guaranteed Sr Notes, 8.875%, 11/01/03..........        2,500,000             2,468,750
     Envirosource Inc. Sr Notes, 9.75%, 06/15/03................................        2,000,000             1,770,000
     Envirotest System Corp. Sr Notes, 9.125%, 03/15/01.........................        1,500,000             1,245,000
     Essex Group Sr Notes, 10.00%, 05/01/03.....................................        4,000,000             3,920,000
     Harvard Industries Sr Notes, 11.125%, 08/01/05.............................        2,000,000             2,035,000
     Howmet Corp. Sr Sub Notes, 10.00%, 12/01/03 (144A).........................        1,000,000(2)          1,047,500
     Lone Star Industries, Inc. Sr Notes, 10.00%, 07/31/03......................        3,000,000             3,030,000
     Norcal Waste Systems Sr Notes, 12.50%, 11/15/05............................        3,000,000             3,030,000
     Nortek Inc. Sr Sub Notes, 9.875%, 03/01/04.................................        1,500,000             1,395,000
     NVR Inc. Sr Notes, 11.00%, 04/15/03........................................        1,000,000             1,005,000
     Schuller International Group Inc. Sr Notes, 10.875%, 12/15/04..............        1,500,000             1,687,500
     Scotsman Group Sr Notes, 9.50%, 12/15/00...................................        3,000,000             3,000,000
     Talley Manufacturing & Technology Inc. Sr Notes, 10.75%, 10/15/03..........        2,000,000             2,005,000
     Unisys Corp. Sr Notes, 10.625%, 10/01/99...................................        3,000,000             2,655,000
     U.S. Leather Inc. Sr Notes, 10.25%, 07/31/03...............................        1,000,000               740,000
     Walbro Corp. Sr Notes, 9.875%, 07/15/05....................................        2,000,000             1,980,000
     Walter Industries Sr Notes, 12.19%, 03/15/00...............................        8,000,000             8,100,000
     World Color Press, Inc. Sr Sub Notes, 9.125%, 03/15/03.....................        3,380,000             3,481,400
                                                                                                          -------------
                                                                                                             60,093,425
                                                                                                          -------------
HOTELS & GAMING (4.55%)
  CORPORATE BONDS
     Bally Park Place Funding 1st Mtg. Notes, 9.25%, 03/15/04...................        5,000,000             5,050,000
     Four Seasons Hotel Sr Notes, 9.125%, 07/01/00 (144A).......................        3,000,000(2)          2,985,000
     Grand Casino's 1st Mtg. Notes, 10.125%, 12/01/03...........................        1,000,000             1,042,500
     Hollywood Casino Sr Notes, 12.75%, 11/01/03................................        1,500,000             1,355,625
     John Q Hammons Hotel 1st Mtg. Notes, 9.75%, 10/01/05 (144A)................        5,000,000(2)          5,018,750
     Mohegan Tribal Gaming Authority Sr Notes, 13.50%, 11/15/02 (144A)..........        2,000,000(2)          2,170,000
     Prime Hospitality Corp. Sr Secured Notes, 10.00%, 07/31/99.................        4,211,333             4,190,276
                                                                                                          -------------
                                                                                                             21,812,151
                                                                                                          -------------
METALS/MINING/IRON/STEEL (4.18%)
  CORPORATE BONDS
     AK Steel Corp. Sr Notes, 10.75%, 04/01/04..................................        1,500,000             1,661,250
     ARMCO Inc. Sr Notes, 7.875% 12/15/96.......................................          200,000               196,000
     ARMCO Inc. Sr Notes, 9.375%, 11/01/00......................................        5,000,000             4,950,000
     Bethlehem Steel Corp. Sr Notes, 10.375%, 09/01/03..........................        2,000,000             2,125,000
     GS Technologies Corp. Sr Notes, 12.25%, 10/01/05...........................        2,000,000             1,992,500
     Jorgensen Earle M. Co. Sr Notes, 10.75%, 03/01/00..........................        1,600,000             1,472,000
     Northwestern Steel & Wire Co. Sr Notes, 9.50%, 06/15/01....................        3,000,000             2,947,500
     Republic Engineered Steel 1st Mtg. Notes, 9.875%, 12/15/01.................        1,500,000             1,346,250
     Wheeling-Pittsburgh Corp. Sr Notes, 9.375%, 11/15/03.......................        3,500,000             3,333,750
                                                                                                          -------------
                                                                                                             20,024,250
                                                                                                          -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
OIL/GAS (6.87%)
  CORPORATE BONDS
     Clark R & M Holdings Sr Notes, 0.00%, 02/15/00.............................  $     7,000,000         $   4,655,000
     Columbia Gas Systems Inc. 6.39%, Series A 11/28/00.........................          267,000               271,457
     Columbia Gas Systems Inc. 6.61%, Series B 11/28/02.........................          264,000               269,832
     Columbia Gas Systems Inc. 6.80%, Series C 11/28/05.........................          264,000               271,439
     Columbia Gas Systems Inc. 7.05%, Series D 11/28/07.........................          264,000               272,346
     Columbia Gas Systems Inc. 7.32%, Series E 11/28/10.........................          264,000               272,454
     Crown Central Petroleum Sr Notes, 10.875%, 02/01/05........................        2,400,000             2,520,000
     Giant Industries Inc. Guaranteed Sr Sub Notes, 9.75%, 11/15/03.............        1,800,000             1,818,000
     Gulf Canada Resources, Ltd. Sr Sub Debs., 9.25%, 01/15/04..................        1,500,000             1,553,484
     Maxus Energy Medium Term Notes, 11.02%, 05/15/01...........................        1,000,000             1,010,000
     Maxus Energy Sr Notes, 9.875%, 10/15/02....................................        1,000,000             1,006,250
     Presidio Oil Co. Sr Notes, 11.50%, 09/15/00................................        1,000,000(1)          1,045,000
     Presidio Oil Co. Gas Index Notes, 13.25%, 07/15/02.........................        1,000,000(1)            680,000
     Rowan Sr Sub Notes, 11.875%, 12/01/01......................................        2,500,000             2,693,750
     TransTexas Gas Corp. Sr Notes, 11.50%, 06/15/02............................        4,000,000             4,130,000
     Triton Energy Corp. Sr Sub Disc. Notes, 0/9.75%, 12/15/00..................        2,500,000(3)          2,331,250
     Triton Energy Corp. Sr Sub Disc. Notes, 0.00%, 11/01/97....................        1,500,000             1,293,750
     Tuboscope Vetco Sr Sub Notes, 10.75%, 04/15/03.............................        1,000,000               992,500
     Wainoco Oil Corp. Sr Notes, 12.00%, 08/01/07...............................        2,000,000             1,955,000
     Wilrig As Sr Secured Notes, 11.25%, 03/15/04...............................        1,200,000             1,311,000
  PREFERRED STOCKS
     Columbia Gas Systems Inc. 5.22% Dividend Enhanced Conv. Stock..............            4,535               179,133
  CONV. PREFERRED STOCKS
     Columbia Gas Systems Inc. 7.89% Pfd........................................            7,405               177,720
  CONV. EURODOLLAR BONDS
     Reading & Bates Energy Co. Conv. Eurobonds, 8.00%, 12/31/98................        1,765,500             2,180,393
                                                                                                          -------------
                                                                                                             32,889,758
                                                                                                          -------------
PACKAGING/CONTAINERS (3.01%)
  CORPORATE BONDS
     Gaylord Container Sr Notes, 11.50%, 05/15/01...............................        5,000,000             5,150,000
     Owens-Illinois Corp. Sr Sub Notes, 10.00%, 08/01/02........................        2,000,000             2,092,500
     Owens-Illinois Corp. Sr Sub Notes, 10.50%, 06/15/02........................        4,500,000             4,815,000
     Riverwood International Corp. Sr Notes Series II, 10.75%, 06/15/00.........        2,200,000             2,365,000
                                                                                                          -------------
                                                                                                             14,422,500
                                                                                                          -------------
REAL ESTATE (5.18%)
  CORPORATE BONDS
     Granite Development Partners L.P. Sr Notes, 10.83%, 11/15/03...............        1,000,000               800,000
     Host Marriott Properties Sr Notes, 9.50%, 05/15/05.........................        2,000,000             2,042,500
     Mortgage & Realty Trust Sr Notes, 11.125%, 09/29/02........................          500,000               505,000
     Rockefeller Center Properties Sr Notes, 0.00%, 12/31/00....................        9,500,000             5,355,625
     Trizec Finance Sr Notes, 10.875%, 10/15/05.................................        4,000,000             4,125,000
  MORTGAGE BACKED SECURITIES
     RTC Mtg. Tr. Series 1993-N3 CL 4 Mtg. Ln. Bkd. Bonds, 10.50%, 10/15/03
      (144A)....................................................................        5,000,000(2)          5,000,000
     RTC Mtg. Tr. Series 1994-N1 CL 4 Mtg. Ln. Bkd. Bonds, 10.50%, 01/15/04
      (144A)....................................................................        1,250,000(2)          1,253,125
     RTC Mtg. Tr. Series 1994-N2 CL 4 Mtg. Ln. Bkd. Bonds, 10.00%, 12/15/04
      (144A)....................................................................        2,000,000(2)          2,005,000
     RTC Mtg. Tr. Series 1994-C1 CL F Mtg. Ln. Bkd. Bonds, 8.00%, 06/25/26......        2,683,329             2,227,163
     RTC Mtg. Tr. Series 1994-C2 CL G Mtg. Ln. Bkd. Bonds, 8.00%, 04/25/25......        1,827,824             1,507,955
                                                                                                          -------------
                                                                                                             24,821,368
                                                                                                          -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
RETAIL (3.93%)
  CORPORATE BONDS
     Grand Union Co. Sr Notes, 12.00%, 09/01/04.................................  $     1,500,000         $   1,297,500
     National Convenience Realty Co. Secured Notes, 9.50%, 04/30/03.............        2,398,698             2,494,646
     Pathmark Stores Inc. Sr Sub Notes, 9.625%, 05/01/03........................        5,000,000             4,812,500
     Payless Cashways Inc. Sr Sub Notes, 9.125%, 04/15/03.......................        1,200,000               939,000
     Penn Traffic Co. Sr Notes, 10.25%, 02/15/02................................        4,000,000             3,810,000
     Ralph's Grocery Sr Notes, 10.45%, 06/15/04.................................        2,500,000             2,531,250
     TLC Beatrice Int'l Holdings Sr Notes, 11.50%, 10/01/05.....................        3,000,000             2,962,500
                                                                                                          -------------
                                                                                                             18,847,396
                                                                                                          -------------
TRANSPORTATION (4.39%)
  CORPORATE BONDS
     Eletson Holdings Inc. 1st Pfd. Mtg. Notes, 9.25%, 11/15/03.................        2,000,000             1,967,500
     GPA Delaware Inc. Guaranteed Notes, 8.75%, 12/15/98........................        2,500,000             2,343,750
     Moran Transportation Co. 1st Pfd. Mtg. Notes, 11.75%, 07/15/04.............        1,500,000             1,417,500
     Sea Containers Ltd. Sr Notes, 9.50%, 07/01/03..............................        2,600,000             2,600,000
     Stena AB Sr Notes, 10.50%, 12/15/05........................................        3,000,000             3,060,000
     Viking Star Shipping 1st Pfd. Mtg. Notes, 9.625%, 07/15/03.................        2,000,000             2,070,000
  TRUST CERTIFICATES
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series A, 9.80%,
      01/15/00..................................................................          942,000               884,303
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F, 10.15%,
      03/28/03..................................................................        1,000,000               930,000
     U.S. Air Inc. Equipment Trust Certificates 1990 Series A, 11.20%,
      03/19/05..................................................................        3,690,463             3,598,202
     U.S. Air Inc. Equipment Trust Certificates 1990 Series B, 10.33%,
      06/27/02..................................................................          803,000               752,813
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.28%,
      06/27/01..................................................................          837,000               788,873
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B, 9.80%,
      01/15/00..................................................................          654,000               613,125
                                                                                                          -------------
                                                                                                             21,026,066
                                                                                                          -------------
UTILITIES -- ELECTRIC (5.47%)
  CORPORATE BONDS
     Beaver Valley Funding Corp. Debs., 8.625%, 06/01/07........................        1,797,000             1,612,865
     California Energy Inc. Sr Notes, 9.875%, 06/30/03..........................        1,800,000             1,872,000
     Cleveland Electric Illum. Medium Term Notes, 9.25%, 07/29/99...............        1,000,000             1,033,750
     Cleveland Electric Illum. Medium Term Notes, 8.16% 11/30/98................        3,500,000             3,508,750
     Cleveland Electric Illum. 1st Mortgage Bonds, 9.50% 05/15/05...............        1,600,000             1,666,170
     CTC Mansfield Funding Corp. Secured Lease Obligation Bonds, 10.25%,
      03/30/03..................................................................        3,500,000             3,579,013
     Long Island Lighting Co. Debs., 7.125%, 06/01/05...........................        4,000,000             3,849,252
     Tucson Electric Power Company, Springerville Unit 1 Series B-1, 10.21%,
      01/01/09..................................................................          246,185               241,261
     Tucson Electric Power Company, Springerville Unit 1 Series B-2, 10.21%,
      01/01/09..................................................................          370,554               363,143
     Tucson Electric Power Company, Springerville Unit 1 Series B-4, 10.21%,
      01/01/09..................................................................          533,836               523,159
     Tucson Electric Power Company, Springerville Unit 1 Series B-5, 10.21%,
      01/01/09..................................................................        1,128,441             1,105,872
     Tucson Electric Power Company, Springerville Unit 1 Series B-6, 10.21%,
      01/01/09..................................................................        2,548,534             2,497,563
     Tucson Electric Power Company, Springerville Unit 1 Series B-7, 10.21%,
      01/01/09..................................................................          698,465               684,496
  PREFERRED STOCKS
     Long Island Lighting Co. Pfd., 7.95%, 06/01/00 Series AA...................           90,000             2,193,750
     Long Island Lighting Co. Pfd., 8.50%, Series R.............................            3,125               312,500
     Public Service Co. of New Hampshire Pfd., 10.60%, 06/30/97 Series A........           45,000             1,153,125
                                                                                                          -------------
                                                                                                             26,196,669
                                                                                                          -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (3.44%)
     Banco Bozano Simonsen Ltd. CP 12.50%, 02/07/96.............................  $     2,500,000         $   2,500,000
     Ford Motor Credit Co. Commercial Paper, 01/11/96...........................        7,000,000             6,988,664
     General Electric Corp. Commercial Paper, 01/11/96..........................        7,000,000             6,988,664
                                                                                                          -------------
                                                                                                             16,477,328
                                                                                                          -------------
     TOTAL INVESTMENTS (COST $437,732,266) (94.66%).............................                            453,521,503
                                                                                                          -------------
     OTHER ASSETS IN EXCESS OF LIABILITIES (5.34%)..............................                             25,568,878
                                                                                                          -------------
     TOTAL NET ASSETS (100.00%).................................................                          $ 479,090,381
                                                                                                          -------------
                                                                                                          -------------

---------------
(A)  Canadian Dollars

 (1)  Issuer in default.

 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (3)  Step up bond.

 (4)  Illiquid security.

 (5)  Payment in kind security.

 (6)  Interest rate reflected is the rate in effect at December 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL              MARKET
                                                                                        AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT
  ARGENTINA (13.00%)
     Argentina Bote X (10) Floating Rate Bonds, 5.6875%, 04/01/00...............  $        3,022,451(4)   $   2,696,691
     Argentina Brady Floating Rate Bonds, 6.8125%, 03/31/05.....................           2,350,000(4)       1,668,500
     Argentina Brady Par Step-up Bonds, 4.00%/6.00%, 03/31/23...................           1,750,000(3)         995,312
     Argentina Global Bonds, 8.375%, 12/20/03...................................           1,250,000          1,043,750
                                                                                                          -------------
                                                                                                              6,404,253
                                                                                                          -------------
  BRAZIL (19.01%)
     Brazil Brady Capitalization Step-up Bonds, 4.00%/8.00%, 04/15/14...........           2,387,720(3)       1,361,000
     Brazil Brady DCB Floating Rate Bonds, 6.875%, 04/15/12.....................           2,250,000(4)       1,279,687
     Brazil Brady EI Floating Rate Notes, 6.8125%, 04/15/06.....................           2,250,000(4)       1,544,062
     Brazil Brady Par Z Step-Up Bonds, 4.00%/6.00%, 04/15/24....................           2,850,000(3)       1,499,812
     Brazil IDU Floating Rate Notes, 6.6875%, 01/01/01..........................             475,000(4)         408,500
     Brazilian LFT's, 06/01/96..................................................             879,700(a)       1,138,121
     Brazilian NTN-D 6.00%, Dollar Linked 03/15/96..............................           1,517,886(a)       1,612,447
     Brazilian NTN-D 6.00%, Dollar Linked 06/13/96..............................             477,955(a)         519,625
                                                                                                          -------------
                                                                                                              9,363,254
                                                                                                          -------------
  CZECH REPUBLIC (2.88%)
     Czechoslovakian Trade Obchodni Bank Sr Notes, 11.125%, 08/26/97............          37,620,000(c)       1,417,417
                                                                                                          -------------
  ECUADOR (3.67%)
     Ecuador Brady Discount Floating Rate Bonds, 6.8125%, 02/28/25..............             250,000(4)         126,250
     Ecuador Brady Par Step-Up Bonds, 3.00%/5.00%, 02/28/25.....................           3,000,000(3)       1,083,750
     Ecuador Brady PDI Capitalization Bonds, 3.00%, 02/27/15....................           1,787,438            598,791
                                                                                                          -------------
                                                                                                              1,808,791
                                                                                                          -------------
  MEXICO (2.99%)
     UMS Cetes Linked Notes, 11/27/96...........................................           1,450,000          1,473,563
                                                                                                          -------------
  PANAMA (3.78%)
     Panama Loan, 6.6875%, 1989.................................................           2,250,000(2)       1,859,625
                                                                                                          -------------
  PERU (1.45%)
     Peru Citi-Loan.............................................................           1,000,000(2)         715,000
                                                                                                          -------------
AUTOMOBILE PARTS
  MEXICO (3.36%)
     Corporacion Industrial Sanluis 9.125%, 11/16/98............................           1,750,000          1,653,838
                                                                                                          -------------
BANKS (8.29%)
  ARGENTINA
     Banco de Galicia 9.00%, 11/01/03...........................................             500,000            437,500
                                                                                                          -------------
  BRITISH VIRGIN ISLAND
     Banco Fibra Participation 14.00%, 01/22/96.................................             250,000            250,000
                                                                                                          -------------
  CHILE
     Citibank Chilean Peso-Linked Time Deposit, 12.00%, 01/18/96................         201,656,721(b)         495,573
     Citibank Chilean Peso-Linked Time Deposit, 12.00%, 01/18/96................          99,748,716(b)         245,133
                                                                                                          -------------
                                                                                                                740,706
                                                                                                          -------------
  MOROCCO
     Morocco Tranche A Loan, 6.594%, 01/01/09...................................           4,000,000(2)       2,655,000
                                                                                                          -------------
INDUSTRIAL (10.87%)
  ARGENTINA
     Sociedad Comercial del Plata 8.75%, 12/14/98...............................           1,030,000            973,350
                                                                                                          -------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL              MARKET
                                                                                        AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)
  MEXICO
     Alfa Convertible Notes, 8.00%, 09/15/00 (144A).............................  $        1,300,000(1)   $   1,274,000
     DESC Sociedad de Fomento Bonds, 11.00%, 12/15/97 (144A)....................           1,000,000(1)         993,900
     Grupo IRSA 8.375%, 07/15/98 (144A).........................................           1,750,000(1)       1,610,000
     Tubos De Acero De Mexico 13.75%, 12/08/99..................................             500,000            502,355
                                                                                                          -------------
                                                                                                              4,380,255
                                                                                                          -------------
LEASING (1.97%)
  BRAZIL
     Dibens Leasing TR (Referential Rate) + 19.30%, 07/01/97....................               9,300(a)         969,798
                                                                                                          -------------
MANUFACTURING (1.67%)
  MEXICO
     AXA 8.50%, 10/01/98........................................................           1,000,000            825,000
                                                                                                          -------------
MUNICIPAL (3.82%)
  BRAZIL
     State of Minas Gerais 7.875%, 02/10/99 (X-Warrants), (144A)................           2,000,000(1)       1,676,200
     State of Minas Gerais 8.25%, 02/10/00......................................             250,000            205,125
                                                                                                          -------------
                                                                                                              1,881,325
                                                                                                          -------------
PAPER/PULP (4.06%)
  BRAZIL
     Klabin Fabricadora de Papel 10.00%, 12/20/01 (144A)........................             750,000(1)         728,168
                                                                                                          -------------
  MEXICO
     Grupo Industrial Durango 12.00%, 07/15/01..................................           1,450,000          1,270,577
                                                                                                          -------------
RETAIL (1.79%)
  MEXICO
     Controladora Commercial Mexicana 8.75%, 04/21/98...........................           1,000,000            880,000
                                                                                                          -------------
SECURITIES INDUSTRY (0.51%)
  BRAZIL
     Banco Bozano Simonsen 13.00%, 04/02/96.....................................             250,000            250,000
                                                                                                          -------------
STEEL (5.78%)
  MEXICO
     Grupo IMSA 8.75%, 07/07/98 (144A)..........................................           1,000,000(1)         912,500
     Grupo IMSA 10.00%, 10/13/99................................................             500,000            456,250
     Hylsa 11.00%, 02/23/98 (144A)..............................................           1,500,000(1)       1,478,460
                                                                                                          -------------
                                                                                                              2,847,210
                                                                                                          -------------
TELECOMMUNICATIONS (4.76%)
  ARGENTINA
     Telecom Argentina 12.00%, 11/15/02.........................................           1,000,000          1,064,580
     Telecom Argentina 8.375%, 10/18/00.........................................             250,000            237,363
     Telefonica Argentina 11.875%, 11/01/04.....................................           1,000,000          1,043,250
                                                                                                          -------------
                                                                                                              2,345,193
                                                                                                          -------------
TOBACCO (1.50%)
  MEXICO
     Empresas La Moderna 10.25%, 11/12/97 (144A)................................             750,000(1)         736,943
                                                                                                          -------------
TRANSPORTATION (0.45%)
  MEXICO
     Transport Maritima Mexico 8.50%, 10/15/00..................................             250,000            221,138
                                                                                                          -------------
UTILITY (ELECTRIC) (2.53%)
  ARGENTINA
     Central Termica Guemes 12.00%, 11/29/96....................................             500,000            492,500
                                                                                                          -------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL              MARKET
                                                                                        AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------
UTILITY (ELECTRIC) (CONTINUED)
  BRAZIL
     Eletrobras 10.00%, 10/30/98................................................  $          750,000      $     753,750
                                                                                                          -------------
         TOTAL INVESTMENTS (COST $45,641,341) (98.14%)..........................                             48,334,154
                                                                                                          -------------
         OTHER ASSETS IN EXCESS OF LIABILITIES (1.86%)..........................                                916,291
                                                                                                          -------------
         TOTAL NET ASSETS (100.00%).............................................                          $  49,250,445
                                                                                                          -------------
                                                                                                          -------------

---------------
Principal denominated in the following currencies.

(a) Brazilian Real    (b) Chilean Peso    (c) Czech Koruna

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Illiquid security.

(3) Step up bond.

(4) Interest rate reflected is the rate in effect at December 31, 1995.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL           MARKET
                                                                                        AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (95.70%)
  EDUCATION REVENUE (2.50%)
     New York State Dormitory Authority Revenue Bonds Columbia University Series
      A, 4.60%, 07/01/06........................................................         $100,000      $      97,500
     New York State Dormitory Authority Revenue Bonds New York University Series
      A MBIA, 5.50%, 07/01/04 (4)...............................................          205,000            215,763
                                                                                                       -------------
                                                                                                             313,263
                                                                                                       -------------
  GENERAL OBLIGATIONS (24.14%)
     Dutchess County General Obligation Bonds 4.90%, 08/01/04...................          215,000            221,988
     Hempstead General Obligation Bonds Series B FGIC, 5.625%, 02/01/01 (2).....          245,000            260,313
     Hempstead General Obligation Bonds Series B FGIC, 5.625%, 02/01/04 (2).....          140,000            150,150
     Islip General Obligation Bonds FGIC, 6.00%, 11/01/05 (2)...................          100,000            109,000
     Monroe County General Obligation Bonds MBIA, 6.00%, 03/01/98 (4)...........          405,000            422,212
     New Castle General Obligation Bonds, 4.60%, 06/01/07.......................          215,000            205,863
     New Castle General Obligation Bonds, 4.75%, 06/01/08.......................          210,000            203,700
     New York State General Obligation Bonds Series C, 5.00%, 10/01/05..........          200,000            201,750
     New York State General Obligation Bonds, 5.50%, 11/15/01...................          200,000            210,500
     Ontario County General Obligation Bonds FGIC, 5.00%, 08/15/02 (2)..........          250,000            260,000
     Saratoga Springs CSD General Obligation Bonds, 6.10%, 06/15/97.............          315,000            324,056
     Syracuse General Obligation Bonds MBIA, 6.00%, 12/01/04....................          250,000            274,687
     Syracuse General Obligation Bonds Series A, 5.00%, 02/15/06................          175,000            177,187
                                                                                                       -------------
                                                                                                           3,021,406
                                                                                                       -------------
  HEALTH CARE (1.25%)
     New York Medical Care Facility Finance Authority FHA 6.20%, 08/15/14 (3)...          150,000            156,563
                                                                                                       -------------
  HOUSING (5.45%)
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.85%,
      10/01/06..................................................................          125,000            130,781
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.95%,
      04/01/07..................................................................          100,000            104,625
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.80%,
      10/01/06..................................................................          200,000            206,000
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.35%,
      04/01/07..................................................................          240,000            240,900
                                                                                                       -------------
                                                                                                             682,306
                                                                                                       -------------
  PREREFUNDED/ESCROWED TO MATURITY (9.84%)
     Erie County Water Authority Improvement & Extension Revenue Bonds, 5.75%,
      12/01/08..................................................................          350,000            377,563
     Grand Central District Management Association Inc. Special Assessment
      Bonds, 6.50%, 01/01/22....................................................          150,000            169,125
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series B, 6.375%, 06/15/22..................................          100,000            111,750
     New York City Municipal Water and Sewer System Prerefunded Bonds, 7.00%,
      06/15/07..................................................................           95,000            108,300
     Niagara Falls Bridge Commission New York Revenue Bonds, 6.125%, 10/01/19...          415,000            463,763
                                                                                                       -------------
                                                                                                           1,230,501
                                                                                                       -------------
  PUBLIC POWER (5.44%)
     New York State Power Authority Revenue Bonds Series Y, 6.25%, 01/01/05.....          100,000            108,500
     New York State Power Authority Revenue Bonds Series BB, 6.30%, 01/01/07....          175,000            190,750
     New York State Power Authority Revenue Bonds Series CC, 4.80%, 01/01/05....          180,000            180,900
     New York State Power Authority Revenue Bonds Series CC-MBIA, 4.90%,
      01/01/06..................................................................          200,000            200,750
                                                                                                       -------------
                                                                                                             680,900
                                                                                                       -------------
  RESOURCE RECOVERY (0.90%)
     Dutchess County Resource Recovery Agency Solid Waste Management Revenue
      Bonds Series A FGIC, 7.20%,
       01/01/02 (2).............................................................          100,000            112,250
                                                                                                       -------------
  SALES TAX REVENUE (11.15%)
     Municipal Assistance Corp. for City of New York Revenue Bonds Series 61,
      5.75%, 07/01/08...........................................................          300,000            307,125
     Municipal Assistance Corp. for City of New York Revenue Bonds Series D,
      5.20%, 07/01/07...........................................................          250,000            253,750
     New York State Local Government Assistance Corp. Revenue Bonds Series E,
      5.00%, 04/01/06...........................................................          100,000            100,000
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      6.375%, 04/01/00..........................................................          100,000            107,750

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL           MARKET
                                                                                        AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (CONTINUED)
  SALES TAX REVENUE (CONTINUED)
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.75%, 04/01/04...........................................................         $100,000      $      99,625
     New York State Local Government Assistance Corp. Revenue Bonds Series E,
      4.80%, 04/01/05...........................................................          180,000            178,650
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      5.00%, 04/01/06...........................................................          100,000            100,000
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.50%, 04/01/02...........................................................          250,000            248,438
                                                                                                       -------------
                                                                                                           1,395,338
                                                                                                       -------------
  SPECIAL ASSESSMENT (2.60%)
     Grand Central District Management Association Inc. Special Assessment
      Bonds, 5.10%, 01/01/08....................................................          200,000            196,500
     Grand Central District Management Association Inc. Special Assessment
      Bonds, 6.20%, 01/01/00....................................................          120,000            128,700
                                                                                                       -------------
                                                                                                             325,200
                                                                                                       -------------
  TELECOMMUNICATIONS (1.24%)
     Puerto Rico Telephone Authority Revenue Bonds Series M AMBAC, 5.05%,
      01/01/04 (1)..............................................................          150,000            155,812
                                                                                                       -------------
  TRANSPORTATION REVENUE (20.55%)
     New York State Bridge Authority Bonds 7.00%, 01/01/00......................          250,000            261,675
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B FGIC,
      6.40%, 04/01/04 (2).......................................................          200,000            224,000
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.80%,
      04/01/07..................................................................          300,000            319,125
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.75%
      MBIA, 04/01/06 (4)........................................................          200,000            213,750
     Port Authority of New York & New Jersey Bonds Series 86, 5.80%, 07/15/03...          200,000            218,000
     Port Authority of New York & New Jersey Bonds Series 86, 5.00%, 07/01/06...          250,000            257,187
     Port Authority of New York & New Jersey Bonds Series 86, 5.125%,
      07/01/08..................................................................          200,000            205,000
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 4.50%,
      01/01/03..................................................................          250,000            249,688
     Triborough Bridge & Tunnel Authority General Purpose Bonds, 5.90%,
      01/01/07..................................................................          425,000            461,656
     Triborough Bridge & Tunnel Authority General Purpose Bonds, 5.75%,
      01/01/05..................................................................          150,000            162,375
                                                                                                       -------------
                                                                                                           2,572,456
                                                                                                       -------------
  WATER/SEWER (10.64%)
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 7.00%, 06/15/07............................................          105,000            118,256
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 5.20%, 06/15/05............................................          350,000            359,187
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, Series E, 6.60%, 06/15/05..................................          100,000            111,250
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 5.40%, 05/15/06............................................          250,000            266,250
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.40%, 06/15/03............................................          200,000            221,000
     Suffolk County Water Revenue Bonds MBIA 5.10%, 06/01/05 (4)................          250,000            256,250
                                                                                                       -------------
                                                                                                           1,332,193
                                                                                                       -------------
         TOTAL MUNICIPAL OBLIGATIONS (COST $11,678,269).........................                          11,978,188
                                                                                                       -------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL           MARKET
                                                                                        AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (0.58%)
     Vista New York Tax Free Money Market Fund..................................          $73,105      $      73,105
                                                                                                       -------------
         TOTAL SHORT-TERM OBLIGATIONS (COST $73,105)............................                              73,105
                                                                                                       -------------
GOVERNMENT AGENCIES (2.80%)
     Federal Home Loan Bank Discount Notes, 01/02/96............................          350,000            349,944
                                                                                                       -------------
         TOTAL GOVERNMENT AGENCIES ($349,944)...................................                             349,944
                                                                                                       -------------
         TOTAL INVESTMENTS (COST $12,101,318) (99.08%)..........................                          12,401,237
                                                                                                       -------------
         CASH AND OTHER ASSETS, NET OF LIABILITIES (0.92%)......................                             114,670
                                                                                                       -------------
         NET ASSETS (100.00%)...................................................                       $  12,515,907
                                                                                                       -------------
                                                                                                       -------------

---------------
(1) Insured as to principal and interest by the American Municipal Bond Assurance Corporation.

(2) Insured as to principal and interest by the Financial Guarantee Insurance Corporation.

(3)  Insured by the Federal Housing Administration.

(4) Insured as to principal and interest by the Municipal Bond Insurance Association.

                      THE OFFITBANK INVESTMENT FUND, INC.
             STATEMENT OF ASSETS AND LIABILITIES--DECEMBER 31, 1995
                                HIGH YIELD FUND

------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $437,732,266) (Note 1a).................  $453,521,503
  Cash..........................................................................    18,611,594
  Unrealized appreciation on forward currency contracts (Note 5)................        37,240
  Receivable for fund shares sold...............................................     1,122,500
  Interest receivable...........................................................     9,813,954
  Dividends receivable..........................................................       125,750
  Prepaid expenses..............................................................        21,143
                                                                                  -------------
    Total Assets................................................................                  $483,253,684
LIABILITIES:
  Payable for investments purchased.............................................     1,967,365
  Payable for fund shares repurchased...........................................       178,000
  Income distribution payable...................................................     1,521,120
  Investment advisory fee payable (Note 2)......................................       318,229
  Other payables and accrued expenses...........................................       178,589
                                                                                  -------------
    Total Liabilities...........................................................                     4,163,303
                                                                                                  -------------
NET ASSETS......................................................................                  $479,090,381
                                                                                                  -------------
                                                                                                  -------------
Net assets consist of:
  Shares of capital stock, $.001 par value per share; 48,310,714
   issued and outstanding (Note 4)..............................................  $     48,311
  Additional paid-in-capital....................................................   463,285,307
  Accumulated dividends in excess of net investment income......................       (62,489)
  Accumulated net realized loss on investments and foreign currency
   transactions.................................................................        (5,272)
  Net unrealized appreciation on investments and foreign currency
   transactions.................................................................    15,824,524
                                                                                  -------------
NET ASSETS......................................................................                  $479,090,381
                                                                                                  -------------
                                                                                                  -------------
NET ASSET VALUE PER SHARE.......................................................                         $9.92
                                                                                                  -------------
                                                                                                  -------------

                             EMERGING MARKETS FUND

------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $45,641,341) (Note 1a)..................  $ 48,334,154
  Cash (including foreign currency of $13,790)..................................     1,087,239
  Interest receivable...........................................................       954,326
  Prepaid expenses..............................................................         2,965
  Unrealized appreciation on forward currency contracts (Note 5)................        40,019
                                                                                  ------------
    Total Assets................................................................                 $ 50,418,703
LIABILITIES:
  Payable for investments purchased.............................................       706,250
  Income distribution payable...................................................       343,930
  Investment advisory fee payable (Note 2)......................................        35,872
  Other payables and accrued expenses...........................................        82,206
                                                                                  ------------
    Total Liabilities...........................................................                    1,168,258
                                                                                                 ------------
NET ASSETS                                                                                       $ 49,250,445
                                                                                                 ------------
                                                                                                 ------------
Net assets consist of:
  Shares of capital stock, $.001 par value per share; 4,968,891
   issued and outstanding (Note 4)..............................................  $      4,969
  Additional paid-in-capital....................................................    47,125,815
  Accumulated dividends in excess of net investment income......................      (385,680)
  Accumulated net realized loss on investments and foreign currency
   transactions.................................................................      (227,168)
  Net unrealized appreciation on investments and foreign currency
   transactions.................................................................     2,732,509
                                                                                  ------------
NET ASSETS......................................................................                 $ 49,250,445
                                                                                                 ------------
                                                                                                 ------------
NET ASSET VALUE PER SHARE.......................................................                        $9.91
                                                                                                 ------------
                                                                                                 ------------

                      THE OFFITBANK INVESTMENT FUND, INC.
             STATEMENT OF ASSETS AND LIABILITIES--DECEMBER 31, 1995

                                  (CONTINUED)

                            NEW YORK MUNICIPAL FUND

------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $12,101,318) (Note 1a).........................  $     12,401,237
  Receivable for investments sold...............................................           102,884
  Interest receivable...........................................................           195,490
  Receivable from advisor.......................................................            58,913
  Receivable for fund shares sold...............................................             8,101
  Deferred organization expense.................................................            23,419
                                                                                  ----------------
    Total Assets................................................................                     $     12,790,044
LIABILITIES:
  Payable for investments purchased.............................................           242,247
  Income distribution payable...................................................             7,293
  Accrued expenses..............................................................            24,597
                                                                                  ----------------
    Total Liabilities...........................................................                              274,137
                                                                                                     ----------------
NET ASSETS......................................................................                     $     12,515,907
                                                                                                     ----------------
                                                                                                     ----------------
Net assets consist of:
  Shares of capital stock, $.001 par value per share; 1,195,830
   issued and outstanding (Note 4)..............................................  $          1,195
  Additional paid-in-capital....................................................        12,209,082
  Accumulated net realized gain on investments..................................             5,711
  Net unrealized appreciation on investments....................................           299,919
                                                                                  ----------------
NET ASSETS......................................................................                     $     12,515,907
                                                                                                     ----------------
                                                                                                     ----------------
NET ASSET VALUE PER SHARE.......................................................                               $10.47
                                                                                                     ----------------
                                                                                                     ----------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                HIGH YIELD FUND

                                                                                                         FOR THE YEAR
                                                                                                                ENDED
                                                                                                    DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $     36,647,565
  Dividend......................................................................           704,304
                                                                                  ----------------
    Total income................................................................                     $     37,351,869
EXPENSES:
  Advisory fee (Note 2).........................................................         2,884,016
  Administrative services (Note 2)..............................................           536,814
  Custodian fees and expenses...................................................           233,846
  Registration fees.............................................................           123,260
  Professional..................................................................            77,847
  Printing......................................................................            45,851
  Transfer and shareholder servicing agent fees (Note 2)........................            21,360
  Fund accounting fee and expenses (Note 2).....................................            38,165
  Insurance.....................................................................            25,076
  Trustees' fees................................................................             3,916
  Miscellaneous.................................................................            45,710
                                                                                  ----------------
    Total expenses/fees before waivers..........................................                            4,035,861
    Less: expenses/fees waived (Note 2).........................................                             (268,407)
                                                                                                     ----------------
    Net expenses................................................................                            3,767,454
                                                                                                     ----------------
NET INVESTMENT INCOME...........................................................                           33,584,415
                                                                                                     ----------------
Net realized and unrealized gain (loss): (Note 5)
  Net realized gain on investments..............................................           285,277
  Net realized gain on foreign currency transactions............................           243,545
  Net change in unrealized appreciation on investments..........................        22,052,489
  Net change in unrealized depreciation on foreign currency transactions........            39,469
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                           22,620,780
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $     56,205,195
                                                                                                     ----------------
                                                                                                     ----------------

                             EMERGING MARKETS FUND

                                                                                                         FOR THE YEAR
                                                                                                                ENDED
                                                                                                    DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign tax withholding of $61,856) (Note 3).................  $      3,977,593
                                                                                  ----------------
    Total income................................................................                     $      3,977,593
EXPENSES:
  Advisory fee (Note 2).........................................................           312,096
  Professional..................................................................            45,517
  Administrative services (Note 2)..............................................            52,016
  Custodian fees and expenses...................................................            43,367
  Registration fees.............................................................            47,212
  Fund accounting fee and expenses (Note 2).....................................            30,000
  Printing......................................................................             8,992
  Trustees' fees................................................................             3,917
  Insurance.....................................................................             3,966
  Transfer and shareholder servicing agent fees (Note 2)........................             4,418
  Miscellaneous.................................................................            46,889
                                                                                  ----------------
    Total expenses/fees before waivers..........................................                              598,390
    Less: expenses/fees waived (Note 2).........................................                              (78,163)
                                                                                                     ----------------
    Net expenses................................................................                              520,227
                                                                                                     ----------------
NET INVESTMENT INCOME...........................................................                            3,457,366
                                                                                                     ----------------
Net realized and unrealized gain (loss): (Note 5)
  Net realized gain on investments..............................................           347,716
  Net realized loss on foreign currency transactions............................          (120,599)
  Net change in unrealized appreciation on investments..........................         4,032,637
  Net change in unrealized gain on foreign currency transactions................            40,462
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                            4,300,216
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $      7,757,582
                                                                                                     ----------------
                                                                                                     ----------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                                                    FOR THE PERIOD FROM
                                                                                         APRIL 3, 1995*
                                                                              THROUGH DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income...............................................................  $ 279,456
                                                                                  ---------
    Total income................................................................              $ 279,456
EXPENSES:
  Fund accounting fee and expenses (Note 2).....................................     27,192
  Professional..................................................................     31,869
  Advisory fee (Note 2).........................................................     23,448
  Custodian fees and expenses...................................................      6,150
  Administrative services (Note 2)..............................................      8,793
  Registration..................................................................      2,760
  Trustees' fees................................................................      2,667
  Printing......................................................................      7,930
  Transfer and shareholder servicing agent fees (Note 2)........................      1,662
  Amortization of organization expenses.........................................      4,119
  Miscellaneous.................................................................      6,481
                                                                                  ---------
    Total expenses/fees before waivers..........................................                123,071
    Less: expenses/fees waived (Note 2).........................................                (90,986)
                                                                                              ---------
    Net expenses................................................................                 32,085
                                                                                              ---------
NET INVESTMENT INCOME...........................................................                247,371
                                                                                              ---------
Net realized and unrealized gain (loss):
  Net realized gain on investments..............................................     11,983
  Net unrealized appreciation on investments....................................    299,919
                                                                                  ---------
Net realized and unrealized gain on investments.................................                311,902
                                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................              $ 559,273
                                                                                              ---------
                                                                                              ---------

* Commencement of operations

                      THE OFFITBANK INVESTMENT FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                HIGH YIELD FUND

                                                                      FOR THE YEAR        FOR THE PERIOD FROM
                                                                             ENDED             MARCH 2, 1994*
                                                                 DECEMBER 31, 1995  THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................................        $33,584,415                $12,499,514
  Net realized gain (loss) on investments and foreign currency
   transactions................................................            528,822                   (118,093)
  Net change in unrealized appreciation/(depreciation) on
   investments and foreign currency transactions...............         22,091,958                 (6,267,434)
                                                                 -----------------  -------------------------
  Net increase in net assets resulting from operations.........         56,205,195                  6,113,987
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:..............
  Net investment income........................................        (33,572,903)               (12,673,292)
  Realized gains...............................................           (316,224)                         0
                                                                 -----------------  -------------------------
  Total dividends and distributions to shareholders............        (33,889,127)               (12,673,292)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions...        234,457,225                228,843,060
                                                                 -----------------  -------------------------
  Total increase in net assets.................................        256,773,293                222,283,755
NET ASSETS:
  Beginning of period..........................................        222,317,088                     33,333
                                                                 -----------------  -------------------------
  End of period................................................       $479,090,381               $222,317,088
                                                                 -----------------  -------------------------
                                                                 -----------------  -------------------------

                             EMERGING MARKETS FUND

                                                                      FOR THE YEAR        FOR THE PERIOD FROM
                                                                             ENDED             MARCH 8, 1994*
                                                                 DECEMBER 31, 1995  THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................................         $3,457,366                 $2,164,046
  Net realized gain/(loss) on investments and foreign currency
   transactions................................................            227,117                 (1,991,878)
  Net change in unrealized appreciation/(depreciation) on
   investments and foreign currency transactions...............          4,073,099                 (1,340,590)
                                                                 -----------------  -------------------------
  Net increase (decrease) in net assets resulting from
   operations..................................................          7,757,582                 (1,168,422)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................         (2,305,453)                (2,164,046)
  Return of capital............................................         (1,151,913)                         0
                                                                 -----------------  -------------------------
  Total dividends and distribution to shareholders.............         (3,457,366)                (2,164,046)
                                                                 -----------------  -------------------------
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions...         16,833,223                 31,416,141
                                                                 -----------------  -------------------------
  Total increase in net assets.................................         21,133,439                 28,083,673
NET ASSETS:
  Beginning of period..........................................         28,117,006                     33,333
                                                                 -----------------  -------------------------
  End of period................................................        $49,250,445                $28,117,006
                                                                 -----------------  -------------------------
                                                                 -----------------  -------------------------

                            NEW YORK MUNICIPAL FUND

                                                                FOR THE PERIOD FROM
                                                                     APRIL 3, 1995*
                                                                   THROUGH DECEMBER
                                                                           31, 1995
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................             $247,371
  Net realized gain on investments............................               11,983
  Net unrealized appreciation on investments..................              299,919
                                                                -------------------
  Net increase in net assets resulting from operations........              559,273
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:.............
  Net investment income.......................................             (250,088)
  Realized gains..............................................               (3,555)
                                                                -------------------
  Total dividends and distributions to shareholders...........             (253,643)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share
   transactions...............................................           12,210,237
                                                                -------------------
  Total increase in net assets................................           12,515,867
NET ASSETS:
  Beginning of period.........................................                   40
                                                                -------------------
  End of period...............................................          $12,515,907
                                                                -------------------
                                                                -------------------

* Commencement of operations

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                                                                          FOR THE PERIOD FROM MARCH
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK                                      FOR THE YEAR                    2, 1994*
  OUTSTANDING THROUGH THE PERIOD:                                               ENDED DECEMBER 31, 1995   THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................         $   9.25                   $  10.00
                                                                                       --------                   --------
  Net investment income.......................................................             0.90                       0.72
  Net realized and unrealized gain/(loss).....................................             0.67                      (0.75)
                                                                                       --------                   --------
  Total from investment operations............................................             1.57                      (0.03)
                                                                                       --------                   --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................................................            (0.89)                     (0.72)
  Realized gains..............................................................            (0.01)                         0
                                                                                       --------                   --------
Total dividends and distributions.............................................            (0.90)                     (0.72)
                                                                                       --------                   --------
NET ASSET VALUE, END OF PERIOD................................................         $   9.92                   $   9.25
                                                                                       --------                   --------
                                                                                       --------                   --------
TOTAL INVESTMENT RETURN+:.....................................................           17.72%                       -.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....................................         $479,090                   $222,317
Ratios to average net assets:
  Expenses....................................................................            1.05%(2)                   1.14%(1)(2)
  Net investment income.......................................................            9.38%                      8.97%(1)
PORTFOLIO TURNOVER RATE.......................................................              34%                        42%

---------------
* Commencement of operations
(1) Annualized
(2) If the Fund had borne all expenses that were assumed or waived by the Administrator, the above annualized expense ratio would have been 1.13% and 1.22% for the period ended December 31, 1995, and December 31, 1994, respectively.
+Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

                             EMERGING MARKETS FUND

                                                                                                                FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK                                      FOR THE YEAR              MARCH 8, 1994*
  OUTSTANDING THROUGH THE PERIOD:                                               ENDED DECEMBER 31, 1995   THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................         $   8.84                   $  10.00
                                                                                       --------                   --------
  Net investment income.......................................................             0.90                       0.81
  Net realized and unrealized (loss)..........................................             1.07                      (1.16)
                                                                                       --------                   --------
  Total from investment operations............................................             1.97                      (0.35)
                                                                                       --------                   --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................................................            (0.60)                     (0.81)
  Return of Capital...........................................................            (0.30)                         0
                                                                                       --------                   --------
Total dividends and distributions.............................................            (0.90)                     (0.81)
                                                                                       --------                   --------
NET ASSET VALUE, END OF PERIOD................................................         $   9.91                   $   8.84
                                                                                       --------                   --------
                                                                                       --------                   --------
TOTAL INVESTMENT RETURN+:.....................................................           23.38%                      -3.82%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....................................         $ 49,250                   $ 28,117
Ratios to average net assets:
  Expenses....................................................................            1.50%(2)                   1.50%(1)(2)
  Net investment income.......................................................            9.97%                     10.39%(1)
PORTFOLIO TURNOVER RATE.......................................................              60%                        47%

---------------
* Commencement of operations
(1) Annualized.
(2) If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above annualized expense ratio would have been 1.73% and 1.80% for the period ended December 31, 1995 and December 31, 1994, respectively.
+Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                                                      FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGH THE              APRIL 3, 1995*
  PERIOD:                                                                       THROUGH DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................          $  10.00
                                                                                         -------
  Net investment income.......................................................              0.33
  Net realized and unrealized gains on investments............................              0.47
                                                                                         -------
  Total from investment operations............................................              0.80
                                                                                         -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................................................             (0.32)
  Capital gains...............................................................             (0.01)
                                                                                         -------
Total dividends and distributions.............................................             (0.33)
                                                                                         -------
NET ASSET VALUE, END OF PERIOD................................................          $  10.47
                                                                                         -------
                                                                                         -------
TOTAL INVESTMENT RETURN+:.....................................................              8.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....................................          $ 12,516
Ratios to average net assets:
  Expenses....................................................................              0.54%(1)(2)
  Net investment income.......................................................              4.20%(1)
PORTFOLIO TURNOVER RATE.......................................................               35%

---------------
* Commencement of operations
(1) Annualized
(2) If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above annualized expense ratio would have been 2.09%.
+Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

                      THE OFFITBANK INVESTMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The OFFITBANK Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund operates as a non-diversified, open-end management investment company. The Company consists of seven separately managed funds. OFFITBANK High Yield Fund, OFFITBANK Investment Grade Global Debt Fund, OFFITBANK Emerging Markets Fund, OFFITBANK National Municipal Fund, OFFITBANK California Municipal Fund, OFFITBANK New York Municipal Fund and OFFITBANK Global Convertible Fund. Of these, only the High Yield, Emerging Markets and New York Municipal Funds have commenced operations on March 2, 1994, March 8, 1994 and April 3, 1995, respectively. Prior to March 2, 1994, the Company had no operations other than those relating to organizational matters and the issuance to Furman Selz Incorporated at $10.00 per share of 3,333, 3,333 and 3,334 shares, respectively, of OFFITBANK High Yield, OFFITBANK Investment Grade Global Debt and OFFITBANK Emerging Markets Funds (collectively referred to as the "Funds"). On March 2, 1994 8,653,427 shares of OFFITBANK High Yield Fund were exchanged for portfolio securities with an aggregate value of $86,534,272. This exchange represented a transfer of assets from The Senior Securities Fund, L.P. (the "Partnership"); the Partnership's investment adviser was OFFITBANK (the "Adviser") and the general partner was an affiliate of the Adviser.

The preparation of financial statements prepared in accordance with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following are significant accounting policies followed by the Company in the preparation of its financial statements:

a. VALUATION OF SECURITIES. Equity securities held by a Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Other securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially are valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:

i. market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii. purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

c. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the New York Municipal Fund have been deferred and are being amortized on a straight-line basis over sixty months beginning with the Fund's commencement of operations. OFFITBANK assumed the organizational expenses for the High Yield and Emerging Markets Funds.

d. ALLOCATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund in relation to the net assets of each Fund or on another reasonable basis.

e. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid quarterly in the case of the Emerging Markets Fund and monthly for the High Yield and New York Municipal Funds. Distributions of net realized gains are normally declared and paid at least annually by each Fund.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

g. FEDERAL INCOME TAXES. Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser. The Investment Advisory Agreement provides that each Fund pays the Adviser an investment advisory fee that is calculated and paid monthly at the annual rates of .40% of net assets for the New York Municipal Fund, .85% on the first $200,000,000 of net assets and .75% on amounts in excess thereof in the case of the High Yield Fund, and .90% on the first $200,000,000 and .80% on amounts in excess thereof in the case of the Emerging Markets Fund, of each Fund's average daily net assets. The Adviser provides portfolio management and certain administrative, clerical and bookkeeping services for the Company. For the year ended December 31, 1995, the Adviser was entitled to fees of $2,884,016 for the High Yield Fund, $312,096 for the Emerging Markets Fund, and $23,448 for the New York Municipal Fund. The Adviser waived fees of $52,155 for the Emerging Markets Fund and $23,280 for the New York Municipal Fund.

Furman Selz LLC ("Furman Selz") provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Company. The fees are allocated among the Funds on the basis of their relative net assets. For the year ended December 31, 1995, Furman Selz was entitled to fees of $536,814 for the High Yield Fund, $52,016 for the Emerging Markets Fund and $8,793 for the New York Municipal Fund. Furman Selz waived fees of $268,407 for the High Yield Fund, $26,008 for the Emerging Markets Fund and $8,793 for the New York Municipal Fund.

As Administrator, Furman Selz provides the Funds with fund accounting related services. For these services Furman Selz is paid a fee of $2,500 per month per Fund. For the year ended December 31, 1995, Furman Selz earned fees, including reimbursement of out of pocket expenses, of $38,165, $30,000 and $27,192 for the High Yield, Emerging Markets Fund and New York Municipal Fund, respectively. Furman Selz acts as Transfer Agent for the Fund and receives reimbursement of certain expenses plus a per account fee of $15.00 per year. For the year ended December 31, 1995, Furman Selz was entitled to fees of $21,360 for the High Yield Fund, $4,418 for the Emerging Markets Fund and $1,662 for the New York Municipal Fund.

OFFITBANK has voluntarily agreed to cap the expense ratio for the New York Municipal Fund at 0.55%. In order to maintain this ratio, the Adviser has agreed to reimburse the Fund $58,913.

The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. an affiliate of Furman Selz. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, each Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. For the year ended December 31, 1995, no distribution costs were incurred.

3. INVESTMENTS. Purchases and sales of securities for the year ended December 31, 1995, other than short-term securities, aggregated $320,118,978 and $112,261,736 for the High Yield Fund, $44,274,204 and $15,499,351 for the
Emerging Markets Fund and $23,235,759 and $11,541,800 for New York Municipal Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                          EMERGING    NEW YORK
                            HIGH YIELD    MARKETS    MUNICIPAL
                            -----------  ----------  ----------
Aggregate cost............  $437,732,266 $45,641,341 $12,101,318
                            -----------  ----------  ----------
                            -----------  ----------  ----------
Gross unrealized
 appreciation.............  $19,342,329  $2,766,290  $  299,919
Gross unrealized
 depreciation.............   (3,553,092)    (73,477)          0
                            -----------  ----------  ----------
Net unrealized
 appreciation.............  $15,789,237  $2,692,813  $  299,919
                            -----------  ----------  ----------
                            -----------  ----------  ----------

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

4. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation, permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the years ended December 31, 1995 and December 31, 1994, were as follows:

                                          HIGH YIELD FUND
                         --------------------------------------------------
                                YEAR ENDED               PERIOD ENDED
                            DECEMBER 31, 1995         DECEMBER 31, 1994
                         ------------------------  ------------------------
                           SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  ----------  ------------
Beginning balance......  24,029,315  $233,612,861       3,334  $     33,333
                         ----------  ------------  ----------  ------------
Shares sold............  26,556,487   256,321,969  25,384,239   246,382,259
Shares issued in
 reinvestment of
 dividends and
 distributions.........   2,237,907    21,843,278     942,483     8,874,728
Shares redeemed........  (4,512,995)  (43,708,022) (2,300,741)  (21,677,459)
                         ----------  ------------  ----------  ------------
Net increase...........  24,281,399   234,457,225  24,025,981   233,579,528
                         ----------  ------------  ----------  ------------
Ending balance.........  48,310,714  $468,070,086  24,029,315  $233,612,861
                         ----------  ------------  ----------  ------------
                         ----------  ------------  ----------  ------------

                                          EMERGING MARKETS FUND
                             -----------------------------------------------
                                   YEAR ENDED              PERIOD ENDED
                                DECEMBER 31, 1995       DECEMBER 31, 1994
                             -----------------------  ----------------------
                               SHARES      AMOUNT      SHARES      AMOUNT
                             ----------  -----------  ---------  -----------
Beginning balance..........   3,180,297  $31,449,474      3,334  $    33,333
                             ----------  -----------  ---------  -----------
Shares sold................   2,699,458   25,099,840  3,093,896   30,656,902
Shares issued in
 reinvestment of dividends
 and distributions.........     231,369    2,172,548    155,505    1,471,277
Shares redeemed............  (1,142,233) (10,439,165)   (72,438)    (712,038)
                             ----------  -----------  ---------  -----------
Net increase...............   1,788,594   16,833,223  3,176,963   31,416,141
                             ----------  -----------  ---------  -----------
Ending balance.............   4,968,891  $48,282,697  3,180,297  $31,449,474
                             ----------  -----------  ---------  -----------
                             ----------  -----------  ---------  -----------

                           NEW YORK MUNICIPAL FUND
                           -----------------------
                                PERIOD ENDED
                              DECEMBER 31, 1995
                           -----------------------
                             SHARES      AMOUNT
                           ----------  -----------
Beginning balance........           4  $        40
                           ----------  -----------
Shares sold..............   1,507,243   15,433,921
Shares issued in
 reinvestment of
 dividends and
 distributions...........      19,264      198,979
Shares redeemed..........    (330,681)  (3,422,663)
                           ----------  -----------
Net increase.............   1,195,826   12,210,237
                           ----------  -----------
Ending balance...........   1,195,830  $12,210,277
                           ----------  -----------
                           ----------  -----------

In connection with the transfer  of assets of the  High Yield Fund described  in
Note 1, $4,736,468 was credited to unrealized appreciation, representing unrealized appreciation on the portfolio securities received from the partnership on the transfer date.

5. DERIVATIVE INSTRUMENTS. The Funds may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. The Funds enter into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the commitment to exchange with another party cash flows which are based upon the application of interest rates, currency movements or other financial indices to a notional principal amount. Gains and losses associated with currency swap transactions entered into by the Emerging Markets Fund are included in realized gains and losses on foreign currency transactions.
A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign exchange. Fluctuations in the value of forward contracts held at December 31, 1995 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The tables below indicate the High Yield Fund's and Emerging Markets Fund's outstanding forward currency contract positions at December 31, 1995.

HIGH YIELD FUND

                                                   VALUE ON                    UNREALIZED
                                                    ORIGI-       VALUE AT     APPRECIATION
                         CONTRACT     MATURITY      NATION     DECEMBER 31,     (DEPREC-
            CURRENCY      AMOUNTS       DATE         DATE          1995         IATION)
           -----------  -----------  -----------  -----------  -------------  ------------
Buy               CHF   $   527,500      1-8-96   $   377,865   $   457,712    $   79,847
Sell              CHF      (527,500)     1-8-96      (366,065)     (457,712)      (91,647)
Buy               CHF     1,582,500      1-8-96     1,133,596     1,373,135       239,539
Sell              CHF    (1,582,500)     1-8-96    (1,141,775)   (1,373,135)     (231,360)
Sell              CAD    (5,000,000)    2-14-96    (3,695,901)   (3,662,000)       33,901
Buy               CHF       434,600     3-11-96       294,444       379,580        85,136
Sell              CHF      (434,600)    3-11-96      (303,492)     (379,580)      (76,088)
Buy               CHF     1,575,000     3-18-96     1,092,233     1,376,708       284,475
Sell              CHF    (1,575,000)    3-18-96    (1,112,288)   (1,376,708)     (264,420)
Buy               CHF       308,750     5-30-96       270,833       271,885         1,052
Sell              CHF      (308,750)    5-30-96      (248,690)     (271,885)      (23,195)
                                                                              ------------
Net unrealized depreciation on forward positions............................   $   37,240
                                                                              ------------
                                                                              ------------

EMERGING MARKETS FUND

                                                   VALUE ON                    UNREALIZED
                                                    ORIGI-       VALUE AT     APPRECIATION
                         CONTRACT     MATURITY      NATION     DECEMBER 31,     (DEPREC-
            CURRENCY      AMOUNTS       DATE         DATE          1995          IATION)
           -----------  -----------  -----------  -----------  -------------  -------------
Sell              DEM   $(1,390,000)    2-21-96   $(1,000,648)  $  (960,629)    $  40,019

A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments.

The Emerging Markets Fund also is invested in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

6. OTHER MATTERS. The Emerging Markets Fund and the High Yield Fund invest in obligations of foreign entities

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
and securities denominated in foreign currencies that involve risk not typically involved in domestic investments. Such risks include fluctuations in foreign exchange rates, ability to convert proceeds into U.S. dollars, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

7. FEDERAL INCOME TAX STATUS. During the year ended December 31, 1995, the Emerging Markets Fund and High Yield Fund utilized their capital loss carryovers of $81,854 and $133,424 respectively. At December 31, 1995, the Emerging Markets Fund had available net capital loss carryovers of $170,976, which will be available through December 31, 2002 to offset future capital gains, to the extent provided by regulations.

The Emerging Markets Fund has incurred $29,039 and $1,731 of post-October net capital and foreign currency losses during the year ended December 31, 1995. These losses are deemed to arise on the first business day of the next taxable year.

As of December 31, 1995, the Emerging Markets and High Yield Funds had permanent book/tax differences primarily attributable to foreign currency gains and losses. To reflect reclassifications arising from permanent book/tax differences as of December 31, 1995, the Emerging Markets Fund charged paid in capital $1,151,913, accumulated dividends in excess of net investment income was charged $385,680 and accumulated net realized loss was credited $1,537,593. The High Yield Fund reclassified $99,777 between net investment income and realized capital gains; paid in capital was not affected.

                       REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------

To the Board of Directors
and Shareholders of The
OFFITBANK Investment Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund and OFFITBANK New York Municipal Fund (the "Funds," each constituting a portfolio of The OFFITBANK Investment Fund, Inc.) at December 31, 1995, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
New York, New York
February 15, 1996

                           PART C.  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements:

               Included in the Prospectuses:

               Financial Highlights for the periods ended December 31, 1995 and December 31, 1994 for the High Yield and Emerging Markets Funds and for the period ended December 31, 1995 for the New York Municipal Fund.


          Included in the Statements of Additional Information:

               (1) Statements of Assets and Liabilities for the Investment Grade Global Debt, California Municipal and National Municipal Funds as of December 31, 1995.
               (2)  Independent Accountant's Reports dated February 28, 1996.
               (3)  Portfolio of Investments as of December 31, 1995.
               (4) Statements of Assets and Liabilities for the period ended December 31, 1995.
               (5) Statement of Operations for the period ended December 31, 1995.
               (6) Statement of Changes in Net Assets for the periods ended December 31, 1995 and December 31, 1994.
               (7) Financial Highlights for the periods ended December 31, 1995 and December 31, 1994.
               (8)  Notes to Financial Statements dated December 31, 1995.
               (9)  Independent Accountant's Report dated February 15, 1996.


          (b)  Exhibits:

          Exhibit
          Number              Description
          -------             -----------

          1(a)   --   Registrant's Articles of Incorporation.(1)

          1(b)   --   Registrant's Amended and Restated Articles
                      of Incorporation.(3)

          1(c)   --   Registrant's Form of Articles Supplementary.(5)

          2(a)   --   Registrant's By-Laws.(1)

          2(b)   --   Registrant's Amended and Restated By-Laws.(3)

          3      --   None.

          4(a)   --   Form of Stock Certificate for shares of Class A stock.(3)

          4(b)   --   Form of Stock Certificate for shares of Class B stock.(3)

          4(c)   --   Form of Stock Certificate for shares of Class C stock.(3)

          4(d)   --   Form of Stock Certificate for shares of Class D stock.(5)

          4(e)   --   Form of Stock Certificate for shares of
                      Class E stock.(5)

          4(f)   --   Form of Stock Certificate for shares of Class F stock.(5)

          4(g)   --   Form of Stock Certificate for shares of
                      Class G stock.(5)

          4(h)   --   Form of Stock Certificate for shares of
                      Class H stock.(5)

          5(a)   --   Form of Advisory Agreement between Registrant and
                      OFFITBANK with respect to the High Yield, Global Debt and Emerging Markets Funds.(3)

          5(b)   --   Form of Advisory Agreement between the Registrant and
                      OFFITBANK with respect to the Global Convertible, Latin
                      America Equity, National Municipal, California Municipal and New York Municipal Funds.(5)

          5(c)   --   Amendment to Advisory Agreement between the Registrant and
                      OFFITBANK reflecting the change in name of the Latin
                      America Equity Fund to Latin America Total Return Fund.

          6(a)   --   Form of Distribution Agreement between Registrant and
                      Furman Selz Incorporated with respect to the High Yield,
                      Global Debt and Emerging Markets Funds.(2)

          6(b)   --   Form of Supplement to the Distribution Agreement between
                      Registrant and OFFIT Funds Distributor, Inc. with respect to the Global Convertible, Latin America Equity, National
                      Municipal, California Municipal and New York Municipal
                      Funds.(5)

          6(c)   --   Amendment to the Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. reflecting the change in name of the Latin America Equity Fund to Latin America
                      Total Return Fund.

          6(d)   --   Amendment to the Distribution Agreement in connection with the reclassification of existing shares of each Fund as "Select Shares" as of the close of business ____, 1996, and the creation of Advisor Shares.(6)

          7      --   None.

          8(a)   --   Form of Custodian Agreement between Registrant and The
                      Chase Manhattan Bank, N.A. (the "Custodian") with respect to the High Yield, Global Debt and Emerging Markets
                      Funds.(3)

          8(b)   --   Form of Custodian Agreement between Registrant and the
                      Custodian with respect to the Global Convertible, Latin
                      America Equity, National Municipal, California Municipal and New York Municipal Funds.(5)

          8(c)   --   Amendment to the Custodian Agreement between Registrant
                      and the Custodian with respect to the Latin America Total
                      Return Fund - to be filed in a subsequent amendment

          9(a)   --   Form of Fund Administration Agreement between Registrant
                      and Furman Selz Incorporated with respect to the High
                      Yield, Global Debt and Emerging Markets Funds.(2)

          9(b)   --   Form of Transfer Agency Agreement between Registrant and
                      Furman Selz Incorporated with respect to the High Yield,
                      Global Debt and Emerging Markets Funds.(2)

          9(c)   --   Form of Supplement to the Fund Administration Agreement
                      between Registrant and Furman Selz Incorporated with respect to the Global Convertible, Latin America Equity,
                      National Municipal, California Municipal and New York
                      Municipal Funds.(5)

          9(d)   --   Form of Supplement to the Transfer Agency Agreement
                      between Registrant and Furman Selz Incorporated with respect to the Global Convertible, Latin America Equity,
                      National Municipal, California Municipal and New York
                      Municipal Funds.(5)

          9(e)   --   Amendment to the Administration Agreement
                      between Registrant and Furman Selz LLC
                      reflecting the change in name of the Latin
                      America Equity Fund to Latin America Total
                      Return Fund.

          9(f)   --   Amendment to the Transfer Agency Agreement
                      between Registrant and Furman Selz LLC
                      reflecting the change in name of the Latin
                      America Equity Fund to Latin America Total
                      Return Fund.

          9(g)   --   Form of Shareholder Servicing Plan between the Registrant
                      and Shareholder Servicing Agents.(6)

          10     --   Opinion and Consent of Piper & Marbury.(3)

          11(a)  --   Consent of Price Waterhouse LLP.

          11(b)  --   Powers of Attorney for Messrs. Landau and Morton.(2)

          12     --   None.

          13(a)  --   Form of Share Purchase Agreement between Registrant and
                      Furman Selz Incorporated with respect to the High Yield,
                      Global Debt and Emerging Markets Funds.(3)

          13(b)  --   Form of Share Purchase Agreement between Registrant and
                      Furman Selz Incorporated with respect to the Global
                      Convertible, Latin America Equity, National Municipal,
                      California Municipal and New York Municipal Funds.(5)

          14     --   None.

          15     --   Form of Plan of Distribution.(2)

          16     --   Schedule of computation for the High Yield, Emerging
                      Markets and New York Municipal Funds.


          27     --   Financial Data Schedules for the High Yield, Emerging
                      Markets and New York Municipal Funds.

-------------------
(1) Exhibit is incorporated by reference to the Registrant's Registration Statement on Form N-1A, filed October 8, 1993, Registration Nos. 33-70116 and 811-8036 (the "Registration Statement").

(2) Exhibit is incorporated by reference to Pre-Effective Amendment No. 1, filed November 24, 1993 to the Registration Statement.

(3) Exhibit is incorporated by reference to Pre-Effective Amendment No. 2, filed January 31, 1994, to the Registration Statement.

(4) Exhibit is incorporated by reference to Post-Effective Amendment No. 2, filed on August 26, 1994, to the Registration Statement.

(5) Exhibit is incorporated by reference to Post-Effective Amendment No. 3, filed on November 25, 1994, to the Registration Statement.

(6)  To be filed by amendment to this Registration Statement.


Item 25.  PERSONS CONTROLLED BY OR UNDER
          COMMON CONTROL WITH REGISTRANT.

          None.

Item 26.  NUMBER OF HOLDERS OF SECURITIES.


                                                Number of Record
                                                Holders at
      Title of Class                            February 16,1996
      --------------                            ----------------



      Shares of OFFITBANK High Yield
      Fund, par value $.001 per share  . . . .         728

      Shares of OFFITBANK Emerging
      Markets Fund, par value $.001 per
      share  . . . . . . . . . . . . . . . . .        146

      Shares of OFFITBANK Investment
      Grade Global Debt Fund, par value
      $.001 per share  . . . . . . . . . . . .          1

      Shares of OFFITBANK Latin America Total
      Return Fund, par value $.001 per share .          2

      Shares of OFFITBANK Global Convertible
      Fund, par value $.001 per share  . . . .          1

      Shares of OFFITBANK National Municipal
      Fund,
      par value $.001 per share  . . . . . . .          1

      Shares of OFFITBANK California Municipal
      Fund,
      par value $.001 per share  . . . . . . .          1

      Shares of OFFITBANK New York Municipal
      Fund,
      par value $.001 per share  . . . . . . .         49


Item 27.  INDEMNIFICATION.

          Reference is made to Article VII of Registrant's Articles of Incorporation (Exhibit 1 hereto), Article IV of Registrant's By-laws (Exhibit 2 hereto) and Paragraph 4 of the Form of Distribution Agreement between Registrant and Furman Selz Incorporated (Exhibit 6 hereto).

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Adviser provides a wide range of asset management services to individuals, institutions and retirement benefit plans.

     To the knowledge of Registrant, none of the Directors or executive officers of the Adviser except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature.



                                       Principal Occupation
                                       or Other Employment of
                           Position    a Substantial Nature
                             with             During
          Name             OFFITBANK   the Past Two Years
          ----             ---------   ------------------



 H. Furlong Baldwin        Director    Chairman of the Board,
 Mercantile Safe                       Mercantile Bankshares
 Deposit & Trust Co.
 Two Hopkins Plaza
 Baltimore, MD 21201


 Alessandro di             Director    Private Investor
 Montezemolo
 200 East 65th Street
 New York, NY 10021


 David I. Margolis         Director    Chairman and Chief
 Coltec Industries Inc                 Executive Officer,
 430 Park Avenue                       Coltec Industries Inc
 New York, NY 10022


 Harvey M. Meyerhoff       Director    Chairman of the Board,
 Magna Holdings, Inc.                  Magna Holdings, Inc.
 25 South Charles
 Street
 Suite 2100
 Baltimore, MD 21201


 George Randolph           Director    Professor, The Paul H.
 Packard                               Nitze School of
 4425 Garfield Street,                 Advanced International
 N.W. Washington, D.C.                 Studies, Johns Hopkins
 20007                                 University


 B. Lance Sauerteig,       Director    President, First
 Esq.                                  Spring Corporation
 First Spring
 Corporation 499 Park
 Avenue
 New York, NY 10022


Item 29.  PRINCIPAL UNDERWRITER.

          (a)  Not applicable.

          (b) The information required by this Item 29(b) with respect to each director, officer or partner of OFFIT Funds Distributor, Inc. is incorporated by reference to Schedule A of Form BD filed by OFFIT Funds Distributor, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46960).

          (c)  Not applicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of:

          (1)    The OFFITBANK Investment Fund, Inc.
                 237 Park Avenue, Suite 910
                 New York, New York 10017
                 (records relating to the Company)

          (2)    OFFITBANK
                 520 Madison Avenue
                 New York, New York 10022
                 (advisory records)

          (3)    OFFIT Funds Distributor, Inc.
                 230 Park Avenue
                 New York, New York 10169
                 (records of principal underwriter)

Item 31.  MANAGEMENT SERVICES.

          Not applicable.

Item 32.  UNDERTAKINGS.

          (a) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, within four to six months from the effective date of this Registration statement under the Securities Act of 1933.

          (b) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 29th day of February, 1996.

                      THE OFFITBANK INVESTMENT FUND, INC.


                 By:   /s/ Wallace Mathai-Davis
                       -------------------------------
                      Wallace Mathai-Davis,
                      Secretary and Treasurer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in
the capacities indicated on the   th day of February, 1996.



                 Signature            Title


         *                            Director,  Chairman of the
________________ Morris W. Offit      Board and President (Principal

                                      Executive Officer)
         *
________________ Edward J. Landau     Director


         *
----------------
The Very Reverend James Parks Morton  Director

/s/ Wallace Mathai-Davis
------------------------               Secretary and Treasurer
    Wallace Mathai-Davis               (Principal Financial and
                                       Accounting Officer)


*By:/s/ Wallace Mathai-Davis
    ------------------------
    Wallace Mathai-Davis
    Attorney-in-fact

                       THE OFFITBANK INVESTMENT FUND, INC.


                                INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number           Description of Exhibits          Numbered Page
-------          -----------------------          -------------


5(c)             Amendment to Advisory Agreement
6(c)             Amendment to Distribution Agreement
9(e)             Amendment to Fund Administration Agreement
9(f)             Amendment to Fund Transfer Agency Agreement
11(a)            Consent of Price Waterhouse LLP
16               Schedules for computation of performance quotations
27               Financial Data Schedules